As filed with the Securities and Exchange Commission on April 30, 2009
Registration No. 333-61654/811-8878

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO._                         ☐
POST-EFFECTIVE AMENDMENT NO. 12                  ☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 32                                                           ☑
(Check appropriate box or boxes)
TFLIC SERIES LIFE ACCOUNT
(Exact Name of Registrant)
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
(Name of Depositor)
4 Manhattanville Road
Purchase, New York 10577
(Address of Depositor’s Principal Executive Offices) (Zip Code)
Depositor’s Telephone Number, including Area Code:
(727) 299-1531
Robert F. Colby, Esq.
Vice President, Assistant Secretary and Counsel
Transamerica Financial Life Insurance Company
P.O. Box 9054
Clearwater, FL 33758-9054
(Name and Address of Agent for Service)
Copy to:
Mary Jane Wilson-Bilik, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)

☑	on May 1, 2009, pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (Date)--, pursuant to paragraph (a)(1)
If appropriate, check the following box:
— This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
May 1, 2009
TFLIC FREEDOM ELITE BUILDER®
issued through
TFLIC Series Life Account
by
Transamerica Financial Life Insurance Company
Direct electronic, telephonic and facsimile transactions to the
Administrative Office:
P.O. Box 5068
Clearwater, Florida 33758-5068
Facsimile 1-737-299-1620/1-727-299-1648 (interfund transactions only)
1-800-322-7353; (727) 299-1800
Direct All Claims Forms to the Administrative Office at:
P.O. Box 9008
Clearwater, FL 33758-9008
Direct all payments, correspondence,
and notices to the Mailing Address:
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499
Home Office:
4 Manhattanville Road: Purchase, New York 10577
An Individual Flexible Premium Variable Life Insurance Policy
This prospectus describes the TFLIC Freedom Elite Builder, ® a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the TFLIC Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust— Initial Class (the “Series Trust”), the Fidelity Variable Insurance Products Funds — Service Class 2 (“Fidelity VIP Fund”), the ProFunds, the Access One Trust (“Access Trust”), the AllianceBernstein Variable Products Series Fund, Inc. (“AllianceBernstein”), and the Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton”) (collectively, the “funds”).
Investing in the Policy’s Separate Account involves risk, including possible loss of premium.
If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under the Policy.
Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available. Please read these documents before investing and save them for future reference.
An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TRANSAMERICA SERIES TRUST:
❖	Transamerica Asset Allocation — Conservative VP2

❖	Transamerica Asset Allocation — Growth VP2

❖	Transamerica Asset Allocation — Moderate Growth VP2

❖	Transamerica Asset Allocation — Moderate VP2

❖	Transamerica Balanced VP

❖	Transamerica BlackRock Large Cap Value VP1

❖	Transamerica Capital Guardian Value VP

❖	Transamerica Clarion Global Real Estate Securities VP

❖	Transamerica Convertible Securities VP

❖	Transamerica Efficient Markets VP

❖	Transamerica Equity VP

❖	Transamerica Federated Market Opportunity VP

❖	Transamerica Foxhall Global Conservative VP2*

❖	Transamerica Foxhall Emerging Markets/Pacific Rim VP2*

❖	Transamerica Foxhall Global Growth VP2*

❖	Transamerica Foxhall Global Hard Asset VP2*

❖	Transamerica Growth Opportunities VP

❖	Transamerica Hanlon Balanced VP2

❖	Transamerica Hanlon Growth VP2

❖	Transamerica Hanlon Growth and Income VP2

❖	Transamerica Hanlon Managed Income VP2

❖	Transamerica Index 50 VP

❖	Transamerica Index 75 VP

❖	Transamerica International Moderate Growth VP2

❖	Transamerica JP Morgan Core Bond VP

❖	Transamerica JP Morgan Enhanced Index VP

❖	Transamerica JP Morgan Mid Cap Value VP3

❖	Transamerica Legg Mason Partners All Cap VP

❖	Transamerica MFS High Yield VP2

❖	Transamerica MFS International Equity VP

❖	Transamerica Marsico Growth VP

❖	Transamerica Money Market VP2

❖	Transamerica Munder Net50 VP

❖	Transamerica PIMCO Total Return VP

❖	Transamerica Science & Technology VP

❖	Transamerica Small/Mid Cap Value VP

❖	Transamerica T. Rowe Price Equity Income VP

❖	Transamerica T. Rowe Price Small Cap VP

❖	Transamerica Templeton Global VP

❖	Transamerica Third Avenue Value VP

❖	Transamerica U.S. Government Securities VP

❖	Transamerica Value Balanced VP

❖	Transamerica Van Kampen Large Cap Core VP2

❖	Transamerica Van Kampen Mid-Cap Growth VP
PROFUNDS:2
❖	ProFund VP Asia 30

❖	ProFund VP Basic Materials

❖	ProFund VP Bull

❖	ProFund VP Consumer Services

❖	ProFund VP Emerging Markets

❖	ProFund VP Europe 30

❖	ProFund VP Falling U.S. Dollar

❖	ProFund VP Financials

❖	ProFund VP International

❖	ProFund VP Japan

❖	ProFund VP Mid-Cap

❖	ProFund VP Money Market[2]

❖	ProFund VP NASDAQ-100

❖	ProFund VP Oil & Gas

❖	ProFund VP Pharmaceuticals

❖	ProFund VP Precious Metals

❖	ProFund VP Short Emerging Markets

❖	ProFund VP Short International

❖	ProFund VP Short NASDAQ-100

❖	ProFund VP Short Small-Cap

❖	ProFund VP Small-Cap

❖	ProFund VP Small-Cap Value

❖	ProFund VP Telecommunications

❖	ProFund VP UltraSmall-Cap

❖	ProFund VP U.S. Government Plus

❖	ProFund VP Utilities
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.:
❖	AllianceBernstein Balanced Wealth Strategy Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:

❖	Franklin Templeton VIP Founding Funds Allocation Fund
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS:
❖	Fidelity VIP Contrafund® Portfolio[4]

❖	Fidelity VIP Equity-Income Portfolio[4]

❖	Fidelity VIP Growth Opportunities Portfolio[4]

❖	Fidelity VIP Index 500 Portfolio
ACCESS ONE TRUST:2
❖	Access VP High Yield Fund[2]

[1]	Subject to certain conditions, it is anticipated that this portfolio will be reorganized into Transamerica BlackRock Large Cap Value VP during the 4th quarter of 2009. Please refer to the Transamerica Series Trust prospectus for a complete description of the Transamerica BlackRock Large Cap Value VP portfolio.

[2]	Please see the footnote for this portfolio(s) in the section entitled “Transamerica, The Separate Account, the Fixed Account and the Portfolios — The Portfolios” in this prospectus.

[3]	This portfolio no longer accepts new investments from current or prospective investors. If you surrender your Policy’s cash value from this portfolio, you may not reinvest in this portfolio.

[4]	Effective May 1, 2003, this portfolio was no longer available for sale to new investors.

*	Please note: This portfolio will be available for investment on or about July 1, 2009; please refer to the Series Trust prospectus for additional information regarding this portfolio.

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ii

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Policy Benefits/Risks Summary	TFLIC Freedom Elite Builder®
     This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.
Policy Benefits
The Policy in General
•	The TFLIC Freedom Elite Builder® is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals). Because returns are not guaranteed, the Policy is not suitable as a short-term savings vehicle.

•	The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 15 Policy years (or during the 15-year period following an increase in the specified amount).

•	Fixed Account. You may place money in the fixed account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account.

•	Separate Account. You may direct the money in your Policy to any of the subaccounts of the TFLIC Series Life Account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•	Supplemental Benefits (Riders). Supplemental riders are available under the Policy. We deduct charges for these riders from the Policy’s cash value as part of the monthly deduction.

•	No Lapse Guarantee. Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, as long as, on any Monthiversary, you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.
Flexible Premiums
•	You select a premium payment plan but the plan is flexible — you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.

•	You increase your risk of lapse (i.e., having your Policy terminate without value) if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse. Please refer to the section entitled “Policy Lapse and Reinstatement” for further information about payment of additional premium to prevent Policy lapse.

•	Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund. We will place your net premium in the reallocation account until the reallocation date as shown on your Policy schedule page. Please refer to the section entitled “Canceling a Policy” for a description of the free-look period.
Variable Death Benefit
•	If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary (ies), subject to applicable law and the terms of the Policy. The amount of the death benefit generally depends on the specified amount of insurance you select, the death benefit option you chose, your Policy’s cash value, and any additional insurance provided by riders you purchase.

•	Choice Among Death Benefit Options. You must choose one of three death benefit options. We offer the following:
•	Option A is the greater of:
> the current specified amount; or

> a specified percentage, multiplied by the Policy’s cash value on the date of the insured’s death; or

> the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.
•	Option B is the greater of:
> the current specified amount, plus the Policy’s cash value on the date of the insured’s death; or

> a specified percentage, multiplied by the Policy’s cash value on the date of the insured’s death; or

> the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.
•	Option C is the greater of:
> the amount payable under Option A; or

> the current specified amount, multiplied by an age-based “factor,” plus the Policy’s cash value on the date of the insured’s death; or

> the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.
     We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges. We will increase the death benefit proceeds by any additional insurance benefits you add by rider.
     We offer four (4) bands of specified amount coverage under this Policy. Each band has its own cost of insurance rates. In general, the greater the specified amount of your Policy, the lower the cost of insurance rates.
> Band 1: $50,000 — $249,999

> Band 2: $250,000 — $499,999

> Band 3: $500,000 — $999,999

> Band 4: $1,000,000 and over
•	Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

•	Change in Death Benefit Option and Specified Amount. After the third Policy year and once each Policy year thereafter, you may change the death benefit option and increase or decrease the specified amount. You cannot increase and decrease the specified amount in the same Policy year. Until the later of the end of the surrender charge period or when the insured reaches attained age 65, we may limit the amount of the decrease to no more than 20% of the then current specified amount. The new specified amount cannot be less than the minimum specified amount as shown in your Policy. Please note: Changes in specified amount will trigger changes in your cost of insurance charge, premium expense charge, your guideline premium, your minimum monthly guarantee premium, and your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences. Any charges associated with an increase or decrease in your specified amount will be based on the same Commissioners Standard Ordinary Mortality (“C.S.O.”) Table that was in effect when your Policy was issued.
No Lapse Period Guarantee
•	We guarantee that your Policy will not lapse until the no lapse date shown on your Policy schedule page as long as, on any Monthiversary, you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date, up to, and including, the current month. If you take a cash withdrawal or a loan, if you increase or decrease your specified amount, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect. Please refer to the section entitled “Policy Lapse and Reinstatement — No Lapse Period Guarantee” in this prospectus for a complete description of the no lapse guarantee.
Cash Value
•	The cash value is the sum of the Policy’s value in the subaccounts and the fixed account, and is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge, and/or any outstanding loan amount(s) and accrued loan interest.

•	The Policy will not lapse during the no lapse period as long as you have paid sufficient premiums. Please see the section entitled “No Lapse Period Guarantee” for a complete description of the no lapse period.
Transfers
•	You can transfer cash value among the subaccounts and the fixed account. You currently may make transfer requests in writing, to our mailing address, or by telephone or by fax to our administrative office.

•	Except as listed below, we charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

•	Dollar cost averaging and asset rebalancing programs are available. Transfers under each of these programs are treated as transfers for the purposes of assessing the transfer charge.

•	Each Policy year, the Policy allows a cumulative transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred out the previous Policy year. Currently, we do not, but reserve the right to limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•	Transfers resulting from loans or the exercise of conversion rights, or from reallocation of cash value immediately after the reallocation date, are currently not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers among the ProFunds and/or the Access Trust subaccounts are not treated as transfers for the purpose of assessing the transfer charge.

•	We may impose restrictions on the transfer privilege. See the discussion of our policy with regard to market timing, including transfers, and the costs and risks to you that can result from the programmed, large, frequent, or short-term transfers in the section entitled “Disruptive Trading and Market Timing- Statement of Policy” in this prospectus.
Loans
•	After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the cash value, minus any surrender charge and any outstanding Policy loan, including accrued interest. We may permit a loan before the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

•	To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 3.00% interest annually on amounts in the loan reserve account.

•	Before the 11th Policy year, we currently charge 3.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 4.00%. Interest not paid when due is added to the amount of the loan to be repaid.

•	After the 10th Policy year, we will apply a preferred loan charge rate on an amount equal to: the cash value; minus total premiums paid (reduced by any cash withdrawals); minus any outstanding loan amount; and minus any accrued loan interest. We currently charge 3.00% interest on preferred loans. This charge is guaranteed not to exceed 3.25%.

•	Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and may have adverse tax consequences.
Cash Withdrawals and Surrenders
•	You may take one cash withdrawal per Policy year after the first Policy year.

•	The amount of the withdrawal may be limited to:

> at least $500; and

> no more than 10% of the net surrender value.
•	After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

•	A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

•	You may fully surrender the Policy at any time before the insured’s death or the maturity date. Life insurance coverage will end upon the full surrender of the Policy. You will receive the net surrender value (cash value minus surrender charge, minus any outstanding loan amount and minus any accrued loan interest). The surrender charge will apply during the first 15 Policy years and during the first 15 years after each increase in specified amount. The surrender charge may be significant. You may receive little or no net surrender value if you surrender you Policy in the early Policy years.

•	A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that any no lapse period guarantee will not remain in effect.

•	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.
Tax Benefits
     We intend the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. If your Policy is not a Modified Endowment Contract (“MEC”), you should not be deemed in receipt of any taxable gains in cash value until cash withdrawals and surrenders exceed your tax basis in the Policy or other distributions are made as described in the “Federal Income Tax Considerations” section in this prospectus. A MEC is a special class of life insurance under the tax code. Unlike the case with traditional life insurance, funds that are withdrawn from a MEC policy in the form of loans, cash withdrawals, surrenders, assignments, and pledges are treated as gross income, to the extent of gain in the Policy, to the Policyowner and, therefore, are subject to taxation. Transfers between the subaccounts are not taxable transactions.
Policy Risks
Risk of an Increase in Current Fees and Expenses
     Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Investment Risks
     If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.
Risks of Managing General Account Assets
     In addition to your fixed account allocations, general account assets are used to support the payment of the death benefit under the Contracts. To the extent that Transamerica Financial is required to pay you amounts in addition to your contract value under the death benefit, such amounts will come from general account assets. You should be aware that the general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the general account investments.”

Risk of Lapse
     Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum guarantee premiums. The no lapse guarantee will not be in effect if you do not pay sufficient monthly guarantee premiums. Please refer to the section entitled “No Lapse Period Guarantee” in this prospectus for a complete description of the no lapse guarantee.
     You will lessen the risk of lapse of your Policy if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal, loan, increase or decrease the specified amount, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.
     If you take a cash withdrawal or Policy loan, if you increase or decrease the specified amount, or if you add, increase or decrease a rider, then we will adjust the minimum monthly guarantee premium accordingly and notify you of the new amount. If the new amount is higher than it was before and you do not make any necessary higher premium payments, you will increase the risk of losing the no lapse period guarantee. We deduct the total amount of your withdrawals, and any outstanding loan amount, including accrued loan interest, and any decrease charge from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse period guarantee in effect.
     After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if, on any Monthiversary, the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deduction due.
     A Policy lapse may have adverse tax consequences.
     For Policies applied for before November 10, 2008 and issued before January 1, 2009, if your Policy lapses, we may allow you to reinstate this Policy within three years after it has lapsed (and prior to the maturity date), subject to underwriting. For Policies applied for on or after November 10, 2008, we may allow reinstatement within five years after it has lapsed (and prior to the maturity date), subject to underwriting.
Tax Risks (Income Tax and MEC)
     We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.
     Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. As noted above, unlike traditional insurance, if a Policy is treated as a MEC, cash withdrawals, surrenders, pledges and loans will be treated first as distributions of gain that are taxable as ordinary income, and treated as tax-free recovery of the owner’s basis in the Policy only after all gain has been distributed. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, pledges and loans taken before you reach age 59 1/2. If a Policy is not treated as a MEC, surrenders and cash withdrawals will not be subject to tax to the extent of your basis in the Policy. Amounts withdrawn in excess of your basis in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. Also, if your Policy is not a MEC, loans, assignments and pledges are not taxable when made, although they may be taxable on the lapse or surrender of the Policy. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.
Loan Risks
     A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve account within the fixed account as collateral. We then credit a fixed interest rate of 3.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts, and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

     We also currently charge interest on Policy loans at a rate of up to 3.75%, payable in arrears. This charge will not exceed 4.0%. Interest is added to the amount of the loan to be repaid.
     A Policy loan will make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period guarantee will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value, and the no lapse period guarantee is no longer in effect, the Policy will lapse. Assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a qualified tax advisor about the risks inherent in such a strategy before purchasing the Policy.
     If the Policy lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If the Policy is a MEC or becomes a MEC within two years of taking a loan, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy. Moreover, the tax treatment of loans with preferred rates is uncertain.
     If the Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.
     You should consult your own qualified tax advisor to apply the law to your particular circumstances.
Portfolio Risks
     A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.
     There is no assurance that any of the portfolios will achieve its stated investment objective.
Fee Tables
     The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. Please Note: We have included two versions of each applicable table. Section A includes the fee tables for Policies that were applied for on or after November 10, 2008, regardless of when such Policies are issued, and are based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“2001 C.S.O. Tables”). Section B includes the fee tables for Policies that were applied for before November 10, 2008 and issued before January 1, 2009, and are based on the Commissioners 1980 Standard Ordinary Mortality Tables (“1980 C.S.O. Tables”). If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

SECTION A
FEE TABLES FOR POLICIES APPLIED FOR ON OR AFTER
NOVEMBER 10, 2008
(BASED ON THE 2001 C.S.O. TABLES)

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 10, 2008
The first table describes the fees and expenses that you will pay when buying and owning the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Premium Charges:	Upon payment of each premium	As % of premium payment	As % of premium payment

Premium Expense Charge		• First 10 Policy years: 6% of premiums paid on Policy with a specified amount of less than $250,000; and 4.0% on Policy with a specified amount of $250,000 — $499,999	• First 10 Policy years: 6% of premiums paid on Policy with a specified amount of less than $250,000; and 4.0% on Policy with a specified amount of $250,000 — $499,999

		• Policy year 11+: 2.5% of premiums paid on Policy with specified amount up to $499,999	• Policy year 11+: 2.5% of premiums paid on Policy with specified amount up to $499,999

		• Never a charge on Policy with a specified amount of $500,000 or more	• Never a charge on Policy with a specified amount of $500,000 or more

Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

[1]	The Company reserves the right at any time to change the current charge but never to a level that exceeds the guaranteed charge.

[2]	When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service. You can obtain further information about these charges by contacting our administrative office.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 10, 2008

Transaction Fees
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Surrender Charge[3]	Upon full surrender of the Policy during the first 15 Policy years or during the first 15 Policy years from the date of any increase in the specified amount

• Maximum Charge[4]		$57.00 per $1,000 of specified amount during the first Policy year.	$57.00 per $1,000 of specified amount during the first Policy year.

• Minimum Charge[5]		$11.55 per $1,000 of specified amount during the first Policy year.	$11.55 per $1,000 of specified amount during the first Policy year.

• Initial Charge for a female insured, issue age 30, in the ultimate select non-tobacco use class		$14.52 per $1,000 of specified amount during the first Policy year.	$14.52 per $1,000 of specified amount during the first Policy year.

Transfer Charge[6]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

[3]	The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. The amount of the surrender charge generally declines over time. Each increase in specified amount will have its own 15 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase. (Note: only the increase in specified amount is subject to the additional 15 year surrender period.) The surrender charge shown in the table may not be typical of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your agent.

[4]	This maximum surrender charge is based on an insured with the following characteristics: female, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

[5]	This minimum surrender charge is based on an insured with the following characteristics: female, issue age 0, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

[6]	The first 12 transfers per Policy year are free.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 10, 2008

Transaction Fees
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Decrease Charge	Deducted when specified amount is decreased during the first 15 Policy years or during the first 15 years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the segment(s) of the specified amount that is/are decreased.	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the segment(s) of the specified amount that is/are decreased.

Terminal Illness Accelerated Death Benefit Rider[7]	When rider is exercised	Discount Factor	Discount Factor

[7]	We reduce the single sum benefit by a discount factor to compensate us for lost income resulting from the early payment of the death benefit. The discount factor is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan interest rate, whichever is greater. Please see footnote 13 for a description of the loan rate. For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 10, 2008
     The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, excluding transaction fees, and portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$10.00 per month during the first Policy year; $12.00 per month thereafter	$10.00 per month

Cost of Insurance[8] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100

• Maximum Charge[10]		$29.79 per $1,000 of net amount at risk per month[11]	$28.30 per $1,000 of net amount at risk per month[11]

• Minimum Charge[12]		$0.02 per $1,000 of net amount at risk per month[11]	$0.01 per $1,000 of net amount at risk per month[11]

[8]	Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (specified amounts $250,000 — $499,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[9]	We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.

[10]	This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, standard tobacco class, with an initial specified amount of less than $250,000 (Band 1) and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.

[11]	The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0024663 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3.0%), minus the cash value on such Monthiversary.

[12]	This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial specified amount of $1,000,000 or higher (Band 4) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 10, 2008

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Cost of Insurance (continued)

• Initial Charge for a female insured, issue age 30, in the ultimate select non-tobacco use class, band 2		$0.05 per $1,000 of net amount at risk per month[11]	$0.05 per $1,000 of net amount at risk per month[11]

Mortality and Expense Risk Charge	Daily	Annual rate of 1.50% of average daily net assets of each subaccount in which you are invested for all Policy years	Annual rate of 1.50% for Policy years 1 — 15, and 0.75% for Policy years 16+, of average daily net assets of each subaccount in which you are invested

Loan Interest Spread[13]	On Policy anniversary or earlier, as applicable[14]	1.0% (effective annual rate)	0.75% (effective annual rate)

[13]	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 3.75%, guaranteed not to exceed 4.0%) and the amount of interest we credit to your loan account (an effective annual rate of 3.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates that are lower on a portion of the loan reserve. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

[14]	While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 10, 2008

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Optional Rider Charges:[15]

Accidental Death Benefit Rider[16]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70

• Maximum Charge[17]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month

• Minimum Charge[18]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

• Initial charge for a female insured, issue age 30		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Children’s Insurance Rider[19]	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month

[15]	Optional Rider cost of insurance charges are based on some combination of each insured’s issue age or attained age, gender and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[16]	The rider charges are based on the insured’s attained age and rider face amount. Cost of insurance charges for this rider generally will increase each year with the age of the insured. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[17]	This maximum charge is based on an insured with the following characteristics: male, age 50 at issue standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

[18]	This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[19]	The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 10, 2008

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Other Insured Rider[20] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 79

• Maximum Charge[21]		$6.21 per $1,000 of rider face amount per month	$6.21 per $1,000 of rider face amount per month

• Minimum Charge[22]		$0.02 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

• Initial charge for a female insured, issue age 32, in the ultimate select non-tobacco use class		$0.06 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month

Primary Insured Rider[20] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 79

• Maximum Charge[21]		$6.21 per $1,000 of rider face amount per month	$6.21 per $1,000 of rider face amount per month

• Minimum Charge[22]		$0.02 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

• Initial charge for a female insured, issue age 30, in the ultimate select non-tobacco use class, band 2		$0.05 per $1,000 of rider face amount per month	$0.05 per $1,000 of rider face amount per month

[20]	Rider charges are cost of insurance charges that are based on some combination of each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about this rider by contacting your agent.

[21]	This maximum charge is based on an insured with the following characteristics: male, age 70 at issue standard tobacco underwriting class and in the 9th Policy year. This maximum charge may also apply to insureds with other characteristics.

[22]	This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

SECTION B
FEE TABLES FOR POLICIES APPLIED FOR BEFORE
NOVEMBER 10, 2008 and ISSUED
BEFORE JANUARY 1, 2009
(BASED ON THE 1980 C.S.O. TABLES)

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 10, 2008 AND ISSUED BEFORE JANUARY 1, 2009
The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Premium Charges:	Upon payment of each premium	As % of premium payment	As % of premium payment

Premium Expenses Charge		First 10 Policy years:	First 10 Policy years:
		6% of premiums paid on Policy with a specified amount of less than $250,000; and 4.0% on Policy with a specified amount of $250,000 - $499,999	6% of premiums paid on Policy with a specified amount of less than $250,000; and 4.0% on Policy with a specified amount of $250,000 - $499,999

		Policy year 11+:	Policy year 11+:
		2.5% of premiums paid on Policy with specified amount up to $499,999	2.5% of premiums paid on Policy with specified amount up to $499,999

		Never a charge on Policy with a specified amount of $500,000 or more	Never a charge on Policy with a specified amount of $500,000 or more

Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

[1]	The Company reserves the right at any time to change the current charge but never to a level that exceeds the guaranteed charge.

[2]	When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service. You can obtain further information about these charges by contacting our administrative office.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 10, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Transaction Fees
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Surrender Charge[3]	Upon full surrender of the Policy during the first 15 Policy years or during the first 15 Policy years from the date of any increase in the specified amount

Maximum Charge[4]		$57.00 per $1,000 of specified amount during the first Policy year.	$57.00 per $1,000 of specified amount during the first Policy year.

Minimum Charge[5]		$7.68 per $1,000 of specified amount during the first Policy year.	$7.68 per $1,000 of specified amount during the first Policy year.

Initial Charge for a female insured, issue age 30, in the ultimate select non-tobacco use class		$12.21 per $1,000 of specified amount during the first Policy year.	$12.21 per $1,000 of specified amount during the first Policy year.

Transfer Charge[6]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

[3]	The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. The amount of the surrender charge generally declines over time. Each increase in specified amount will have its own 15 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase. (Note: only the increase in specified amount is subject to the additional 15 year surrender period.) The surrender charge shown in the table may not be typical of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your agent.

[4]	This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

[5]	This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

[6]	The first 12 transfers per Policy year are free.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 10, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Transaction Fees
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Decrease Charge	Deducted when specified amount is decreased during the first 15 Policy years or during the first 15 years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the segment(s) of the specified amount that is/are decreased.	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the segment(s) of the specified amount that is/are decreased.

Terminal Illness Accelerated Death Benefit Rider[7]	When rider is exercised	Discount Factor	Discount Factor

[7]	We do reduce the single sum benefit by a discount factor to compensate us for lost income resulting from the early payment of the death benefit. The discount rate is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan rate, whichever is greater. Please see footnote 13 for a description of the loan rates. For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Benefit Rider” in this prospectus.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 10, 2008 AND ISSUED BEFORE JANUARY 1, 2009
     The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, excluding transaction fees, and portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$5.00 per month during the first policy year, $7.50 per month thereafter	$5.00 per month

Cost of Insurance[8] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100

Maximum Charge[10]		$83.33 per $1,000 of net amount at risk per month[11]	$60.21 per $1,000 of net amount at risk per month[11]

Minimum Charge[12]		$0.06 per $1,000 of net amount at risk per month[11]	$0.05 per $1,000 of net amount at risk per month[11]

[8]	Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 2 (specified amounts $250,000 — $499,999) generally has lower cost of insurance rates than those of band 1 (specified amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[9]	We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.

[10]	This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, standard tobacco class, with an initial specified amount of less than $250,000 (Band 1) and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.

[11]	The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0024663 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3.0%), minus the cash value on such Monthiversary.

[12]	This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class, with an initial specified amount of $1,000,000 or higher (Band 4) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 10, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Cost of Insurance (continued)

Initial Charge for a female insured, issue age 30, in the ultimate select non-tobacco use class, band 2		$0.10 per $1,000 of net amount at risk per month[11]	$0.10 per $1,000 of net amount at risk per month[11]

Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% for Policy years 1 — 15, and 0.60% for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.90% for Policy years 1 — 15, and 0.30% for Policy years 16+, of average daily net assets of each subaccount in which you are invested

Loan Interest Spread[13]	On Policy anniversary or earlier, as applicable[14]	1.0% (effective annual rate)	0.75% (effective annual rate)

[13]	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 3.75%, guaranteed not to exceed 4.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 3.0% guaranteed). After the 10th Policy year, we will charge lower preferred loan interest rates on a portion of the loan amount. The maximum loan interest spread on preferred loans is 1.00%, and the current spread is 0.0%.

[14]	While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 10, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Optional Rider Charges:[15]

Accidental Death Benefit Rider[16]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70

Maximum Charge[17]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month

Minimum Charge[18]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

• Initial charge for a female insured, issue age 30		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Children’s Insurance Rider[19]	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month

[15]	Optional Rider cost of insurance charges are based on some combination of each insured’s issue age or attained age, gender and the rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[16]	The rider charges are based on the insured’s attained age and rider face amount. Cost of insurance charges for this rider generally will increase each year with the age of the insured. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[17]	This maximum charge is based on an insured with the following characteristics: male, age 50 at issue standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

[18]	This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[19]	The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 10, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
	When Charge is	Amount Deducted
Charge	Deducted	Guaranteed Charge	Current Charge[1]
Other Insured Rider[20] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 79

Maximum Charge[21]		$8.83 per $1,000 of rider face amount per month	$7.22 per $1,000 of rider face amount per month

Minimum Charge[22]		$0.06 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month

Initial charge for a female insured, issue age 32, in the ultimate select non-tobacco use class, band 2		$0.11 per $1,000 of rider face amount per month	$0.11 per $1,000 of rider face amount per month

Primary Insured Rider[20] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 79

Maximum Charge[21]		$8.83 per $1,000 of rider face amount per month	$6.86 per $1,000 of rider face amount per month

Minimum Charge[22]		$0.06 per $1,000 of rider face amount per month	$0.05 per $1,000 of rider face amount per month

Initial charge for a female insured, issue age 30, in the ultimate select non-tobacco use class, band 2		$0.10 per $1,000 of rider face amount per month	$0.09 per $1,000 of rider face amount per month
     For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

[20]	Rider charges are cost of insurance charges that are based on some combination of each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about this rider by contacting your agent.

[21]	This maximum charge is based on an insured with the following characteristics: male, age 70 at issue standard tobacco underwriting class and in the 9th Policy year. This maximum charge may also apply to insureds with other characteristics.

[22]	This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

Range of Expenses for the Portfolios1, 2
     The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2008. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.35%	2.49%

Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.35%	1.68%

[1]	The portfolio expenses used to prepare this table were provided to Transamerica by the funds. Transamerica has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2008. Current or future expenses may be greater or less than those shown.

[2]	The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios that are each a “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Transamerica Series Trust portfolios and certain portfolios of the Transamerica Funds, (each such portfolio an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica took into account the information received from the Transamerica Series Trust on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund fees (i.e., fees and expenses of underlying funds) and expenses for the Transamerica Series Trust asset allocation portfolios. See the prospectus for the Transamerica Series Trust for a presentation of the applicable Acquired Fund fees and expenses.

[3]	The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 27 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2010.
Transamerica, the Separate Account, the Fixed Account and the Portfolios
Transamerica
     Transamerica Financial Life Insurance Company (“Transamerica”), located at 4 Manhattanville Road, Purchase, New York 10577, is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.
Financial Condition of the Company
     Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and we are not immune to those challenges. It is important for you to understand the impact these events may have, not only on your cash value, but also on our ability to meet the guarantees under your Policy.
     Assets in the Separate Account. You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account. Your cash value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”
     Assets in the General Account. You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account. See “The Fixed Account.” Any guarantees under the policy that exceed your cash value, such as those associated with any living benefit riders and any death benefit riders, are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of cash value are subject to our financial strength and claims paying ability and our long term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.
     We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.
     Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policyowners.

We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
     State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.
     We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.
     How to Obtain More Information. We encourage both existing and prospective policyowners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the New York Department of Insurance—as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI). The SAI is available at no charge by writing to our administrative office—Transamerica Financial Life Insurance Company, P.O. Box 5068, Clearwater, Florida 33758-5068—or by calling us at (800) 322-7353, or by visiting our website www.tafinlife.com/vp. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings, which reflect the opinions of leading independent rating agencies of WRL’s ability to meet its obligations to its policy owners, are available on our website and the websites of these Nationally Recognized Statistical Ratings Organizations—A.M. Best Company (www.ambest.com), Moody’s Investor Service (www.moodys.com) Standard & Poor’s (www.standardandpoors.com) and Fitch Ratings (www.fitchratings.com).
The Separate Account
     The separate account is a separate account of Transamerica, established under New York law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
     The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.
     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.
     Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:
•	remove, combine, or add subaccounts and make the new or combined subaccounts available to you at our discretion;

•	substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a subaccount at our discretion;

•	close subaccounts to allocations of new premiums by existing or new Policyowners at any time at our discretion;

•	transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

•	combine the separate account with other separate accounts, and/or create new separate accounts;

•	deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law; and

•	modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.
     Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.
     The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.
The Fixed Account
     The fixed account is part of Transamerica’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica has sole discretion over the investment of the fixed account’s assets. Transamerica bears the full investment risk for all amounts contributed to the fixed account. Please see the section entitled “Risks of Managing General Account Assets” in this prospectus. Transamerica guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate or any duration for such rates.
     Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the “guarantee period) unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 3.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 3.0%.
     We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a first in, first out basis (“FIFO”) for the purpose of crediting interest.
     The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.
The Portfolios
     The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.
     Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available.
     Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

     You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at 1-800-322-7353 or visiting our website at www.tafinlife.com/vp. You should read the fund prospectuses carefully.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:

Transamerica Asset Allocation — Conservative VP*	Transamerica Asset Management, Inc.	Seeks current income and preservation of capital.
Portfolio Construction Consultant:**

Morningstar Associates, LLC

Transamerica Asset Allocation — Growth VP*	Transamerica Asset Management, Inc.	Seeks long-term capital appreciation.
Portfolio Construction Consultant:**

Morningstar Associates, LLC

Transamerica Asset Allocation — Moderate Growth VP*	Transamerica Asset Management, Inc.	Seeks capital appreciation with current income as a secondary objective.
Portfolio Construction Consultant:**

Morningstar Associates, LLC

Transamerica Asset Allocation — Moderate VP*	Transamerica Asset Management, Inc.	Seeks capital appreciation and current income.
Portfolio Construction Consultant:**

Morningstar Associates, LLC

Transamerica Balanced VP	Transamerica Investment Management, LLC	Seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.

Transamerica BlackRock Large Cap Value VP	BlackRock Investment Management, LLC	Seeks long-term capital growth.

Transamerica Capital Guardian Value VP┴	Capital Guardian Trust Company	Seeks to provide long-term growth of capital and income.

Transamerica Clarion Global Real Estate Securities VP	ING Clarion Real Estate Securities, L.P.	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

Transamerica Convertible Securities VP	Transamerica Investment Management, LLC	Seeks maximum total return through a combination of current income and capital appreciation.

Transamerica Efficient Markets VP	AEGON USA Investment Management, Inc.	Seeks capital appreciation while seeking income as a secondary objective.

Transamerica Equity VP	Transamerica Investment Management, LLC	Seeks to maximize long-term growth.

Transamerica Federated Market Opportunity VP	Federated Equity Management Company of Pennsylvania	Seeks total return by investing in securities that have defensive characteristics.

*	Each asset allocation portfolio invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios.

**	In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.

┴	Subject to certain conditions, it is anticipated that this portfolio will be reorganized into Transamerica BlackRock Large Cap Value VP during the 4th quarter of 2009. Please refer to the Transamerica Series Trust prospectus for a complete description of the BlackRock Large Cap Value VP portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Foxhall Global Conservative VP┴┴, 1	Transamerica Asset Management, Inc.	Seeks modest growth and preservation of capital.
Foxhall Capital Management, Inc.

Transamerica Foxhall Emerging Markets/Pacific Rim VP┴┴, 1	Transamerica Asset Management, Inc.	Seeks long-term growth of capital.
Foxhall Capital Management, Inc.

Transamerica Foxhall Global Growth VP┴┴, 1	Transamerica Asset Management, Inc.	Seeks long-term growth of capital.
Foxhall Capital Management, Inc.

Transamerica Foxhall Global Hard Asset VP┴┴, 1	Transamerica Asset Management, Inc.	Seeks long-term growth of capital.
Foxhall Capital Management, Inc.

Transamerica Growth Opportunities VP	Transamerica Investment Management LLC	Seeks to maximize long-term growth.

Transamerica Hanlon Balanced VP┴┴┴	Transamerica Asset Management, Inc.	Seeks current income and capital appreciation.
Hanlon Investment Management, Inc.

Transamerica Hanlon Growth VP┴┴┴	Transamerica Asset Management, Inc.	Seeks long-term capital appreciation.

Hanlon Investment Management, Inc.

Transamerica Hanlon Growth and Income VP┴┴┴	Transamerica Asset Management, Inc.	Seeks capital appreciation and some current income.
Hanlon Investment Management, Inc.

Transamerica Hanlon Managed Income VP┴┴┴	Transamerica Asset Management, Inc.	Seeks conservative stability.
Hanlon Investment Management, Inc.

Transamerica Index 50 VP	AEGON USA Investment Management, LLC	Seeks to balance capital appreciation and income.

Transamerica Index 75 VP	AEGON USA Investment Management, LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.

Transamerica International Moderate Growth VP*	Transamerica Asset Management, Inc.	Seeks capital appreciation with current income as a secondary objective.
Portfolio Construction Consultant:**

Morningstar Associates, LLC

┴┴	This portfolio utilizes a tactical asset allocation strategy to seek to achieve its objective by investing in underlying funds consisting of Exchange Traded Funds (“ETF’s”) and money market mutual funds. Tactical asset allocation is an investment strategy that involves keeping certain percentages of total assets invested in specific asset classes (e.g., equity, fixed-income, physical commodities, currency, etc.) and may involve frequent trading in and out of those asset classes. Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

[1]	Please note: this portfolio will be available for investment on or about July 1, 2009.

┴┴┴	This portfolio utilizes both a tactical asset allocation and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds consisting of ETF’s and money market mutual funds. Tactical asset allocation is an investment strategy that involves keeping certain percentages of total assets invested in specific asset classes (e.g., equity, fixed-income, physical commodities, currency, etc.) and may involve frequent trading in and out of those asset classes. Strategic asset allocation involves a periodic review and rebalancing of a portfolio’s initial asset mix to try to maintain the best asset mix for the portfolio to seek to achieve its objective. Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

*	Each asset allocation portfolio invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios.

**	In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica JPMorgan Core Bond VP	JPMorgan Investment Advisors, Inc.	Seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

Transamerica JPMorgan Enhanced Index VP	JPMorgan Investment Advisors, Inc.	Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

Transamerica JPMorgan Mid Cap Value VP***	JPMorgan Investment Advisors, Inc.	Seeks growth from capital appreciation.

Transamerica Legg Mason Partners All Cap VP	Clearbridge Advisors, LLC	Seeks capital appreciation.

Transamerica MFS High Yield VP****	MFS® Investment Management	Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

Transamerica MFS International Equity VP	MFS® Investment Management	Seeks capital growth.

Transamerica Marsico Growth VP	Columbia Management Advisors, LLC	Seeks long-term growth of capital.

Transamerica Money Market VP±	Transamerica Investment Management, LLC	Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

Transamerica Munder Net50 VP	Munder Capital Management	Seeks long-term capital appreciation.

Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.

Transamerica Science & Technology VP	Transamerica Investment Management, LLC	Seeks long-term growth of capital.

Transamerica Small/Mid Cap Value VP	Transamerica Investment Management, LLC	Seeks to maximize total return.

Transamerica T. Rowe Price Equity Income VP	T. Rowe Price Associates, Inc.	Seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

***	This portfolio no longer accepts new investments from current or prospective investors. If you surrender your Policy’s cash value from this portfolio, you may not reinvest in this portfolio.

****	This portfolio, under normal market conditions, invests at least 80% of its net assets in high-yield, fixed-income securities, which are generally lower rated bonds commonly known as “junk bonds.”

±	There can be no assurance that the Transamerica Money Market VP portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the WRL Transamerica Money Market VP subaccount may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Transamerica Templeton Global VP	Templeton Investment Counsel, LLC Transamerica Investment Management, LLC	Seeks long-term growth of capital.

Transamerica Third Avenue Value VP	Third Avenue Management LLC	Seeks long-term capital appreciation.

Transamerica U.S. Government Securities VP	Transamerica Investment Management, LLC	Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

Transamerica Value Balanced VP	Transamerica Investment Management, LLC	Seeks preservation of capital and competitive investment returns.

Transamerica Van Kampen Large Cap Core VP+	Morgan Stanley Investment Management, Inc. (doing business as “Van Kampen”)	Seeks capital appreciation.

Transamerica Van Kampen Mid-Cap Growth VP	Van Kampen Asset Management Inc.	Seeks capital appreciation.

FIDELITY FUNDS:

Fidelity VIP Contrafund® Portfolio++	Fidelity Management & Research Company	Seeks long-term capital appreciation.

Fidelity VIP Equity-Income Portfolio++	Fidelity Management & Research Company	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index.

Fidelity VIP Growth Opportunities Portfolio++	Fidelity Management & Research Company	Seeks to provide capital growth.

Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.:

AllianceBernstein Balanced Wealth Strategy Portfolio	AllianceBernstein L.P.	Seeks to maximize total return consistent with the Adviser’s determination of reasonable risk.

+	Effective May 1, 2009, Transamerica Capital Guardian U.S. Equity VP of the Series Trust merged into Transamerica Van Kampen Large Cap Core VP. All policyowners invested in Transamerica Capital Guardian U.S. Equity VP, as of close of business on April 30, 2009, were allocated units representing equal value in the Transamerica Van Kampen Large Cap Core VP subaccount.

++	Effective May 1, 2003, this portfolio was no longer available for sale to new investors.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:

Franklin Templeton VIP Founding Funds Allocation Fund	Franklin Adviser’s Inc. Administrator: Franklin Templeton Services, LLC (FT Services) +++	Seeks capital appreciation with a secondary goal of income.

PROFUNDS:++++

ProFund VP Asia 30	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index.

ProFund VP Basic Materials	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index.

ProFund VP Bull	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index SM.

ProFund VP Consumer Services	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index® (USDX).

ProFund VP Emerging Markets	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR Index.

ProFund VP Europe 30	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.

ProFund VP Falling U.S. Dollar	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index.

ProFund VP Financials	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index.

ProFund VP International	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

+++	In its role as Administer, FT Services provides certain administrative services and facilities for the fund. FT Services also monitors the percentage of the Fund’s assets allocated to the underlying funds and seeks to rebalance the Fund’s portfolio whenever the percentage of assets allocated to one or more of the funds and seeks to rebalance the Fund’s portfolio whenever the percentage allocated to one or more underlying funds is below or above 3% of the applicable fixed percentage.

++++	The ProFunds and Access Trust portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds or Access Trust portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds and Access Trust portfolios will bear additional investment risks. See the ProFunds or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Japan	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average.

ProFund VP Mid-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index.

ProFund VP Money Market±	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital.

ProFund VP NASDAQ-100	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index.

ProFund VP Oil & Gas	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index.

ProFund VP Pharmaceuticals	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index.

ProFund VP Precious Metals	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious Metals Index.

ProFund VP Short Emerging Markets	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Bank of New York Emerging Markets 50 ADR Index.

ProFund VP Short International	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

ProFund VP Short NASDAQ-100	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

ProFund VP Short Small-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.

±	There can be no assurance that the ProFund VP Money Market portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the ProFund VP Money Market subaccount may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Small-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.

ProFund VP Small-Cap Value	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.

ProFund VP Telecommunications	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index.

ProFund VP UltraSmall-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.

ProFund VP U.S. Government Plus	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”).

ProFund VP Utilities	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Index.

ACCESS TRUST: ++++

Access VP High Yield Fund±±	ProFund Advisors LLC	Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

++++	The ProFunds VP and Access Trust portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks. See the ProFunds VP or Access Trust prospectus for descriptions of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

±±	Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.
     Transamerica Asset Management, Inc. (“Transamerica Asset”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%), affiliates of Transamerica, and serves as investment adviser to the Transamerica Series Trust and manages the Transamerica Series Trust in accordance with policies and guidelines established by the Transamerica Series Trust’s Board of Trustees. For certain portfolios, Transamerica Asset has engaged investment sub-advisers to provide portfolio management services. Transamerica Asset and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Transamerica Series Trust prospectuses for more information regarding Transamerica Asset and the investment sub-advisers.

     Morningstar Associates, LLC (“Morningstar”), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a “consultant” to Transamerica Asset Advisors for investment model creation and maintenance to the Transamerica Asset Allocation — Conservative VP, Transamerica Asset Allocation — Moderate VP, Transamerica Asset Allocation — Moderate Growth VP, Transamerica Asset Allocation — Growth VP, Transamerica Asset Allocation- International Moderate Growth VP of the Series Trust. Morningstar will be paid an annual fee for its services. See the Series Trust prospectuses for more information regarding Morningstar.
     Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectuses for more information regarding FMR and the investment sub-advisers.
     ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advisor and provides management services to all of the ProFunds and Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds portfolio in accordance with policies and guidelines established by the ProFunds’ and Access Trust’s Board of Trustees. ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended. See the ProFunds and Access Trust prospectuses, for more information regarding ProFund Advisors.
     AllianceBernstein L.P., located at 1345 Avenue of the Americas, New York, New York 10105 serves as investment adviser to the Alliance Bernstein Variable Products Series Fund, Inc. and manages the AllianceBernstein Balanced Wealth Strategy Portfolio in accordance with the policies and guidelines established by the AllianceBernstein Board of Directors. Please see the prospectus for the portfolio for more information regarding AllianceBernstein L.P.
     Franklin Advisers, L.P. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403 serves as investment advisor to the Franklin Templeton Variable Insurance Products Trust and manages the Franklin Templeton VIP Founding Funds Allocation Fund. Franklin Templeton Services, LLC (“FT Services”) serves as administrator for the portfolio and provides certain administrative services and facilities for the advisor, and oversees rebalancing of the portfolio’s assets. FT Services will be paid a fee for its services from the portfolio. Franklin oversees the investment and reinvestment of the portfolio’s assets in accordance with policies and guidelines established by the Trust’s Board of Trustees. Please see the portfolio’s prospectus for more information regarding Franklin and FT Services.
Selection of Underlying Portfolios
     The underlying portfolios offered through this product are selected by Transamerica, and Transamerica may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, see “Revenue We Receive.”) We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners. We have included the Series Trust portfolios at least in part because they are managed by Transamerica Asset, our directly owned subsidiary.
     You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. Please Note: Certain portfolios have similar names; it is important that you state or write the full name of the portfolio that you wish to direct your allocation to when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount being credited to the subaccount.
     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that are available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.
     We do not recommend or endorse any particular portfolio and we do not provide investment advice.
Addition, Deletion, or Substitution of Portfolios
     We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.
Your Right to Vote Portfolio Shares
     Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.
     Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).
     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.
Charges and Deductions
     This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	the death benefit, cash and loan benefits;

	•	investment options, including premium allocations;

	•	administration of elective options; and

	•	the distribution of reports to owners.

Costs and expenses we incur:	•	costs associated with processing and underwriting applications;

	•	expenses of issuing and administering the Policy (including any Policy riders);

	•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

	•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

	•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.
     Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.
Premium Expense Charge
     Before we allocate the net premium payments you make, we will deduct the premium expense charge.

Premium expense charge	•	This charge equals:

>     6.0% of premiums during the first ten Policy years on Policies with a specified amount in force of less than $250,000 and 4.0% on Policies with a specified amount in force of $250,000 - $499,999; and

> 2.5% of premiums thereafter on Policies with a specified amount less than $500,000.

	•	There is no premium expense charge for Policies with a specified amount of $500,000 or higher.

	•	Because certain events (such as increases or decreases in the specified amount, a change in death benefit option, or a cash withdrawal if you choose the Option A death benefit) may affect the specified amount in force, premium expense charges will be based on the specified amount in force for the Base Policy at the time we receive the premium.

	•	Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.
Monthly Deductions
     We take monthly deductions from the cash value on the Policy date and on each Monthiversary. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

The monthly deductions are equal to:	•	the monthly Policy charge; plus

	•	the monthly cost of insurance charge for the Policy; plus

	•	the monthly charge for any benefits provided by riders attached to the Policy; plus

	•	the decrease charge (if applicable) incurred as a result of a decrease in the specified amount.

Monthly Policy Charge (for Policies Applied for On Or After November 10, 2008):

	•	This charge currently equals $10.00 each Policy month. After the first Policy year, we may increase this charge.

•	We guarantee this charge will never be more than $12.00 per month.

•	This charge is used to cover aggregate Policy expenses.

Monthly Policy Charge (for Policies Applied for Before November 10, 2008 and Issued Before January 1, 2009):

•	This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.

•	We guarantee this charge will never be more than $7.50 per month.

•	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

•	We deduct this charge each month. It varies each month and is determined as follows:

1.	divide the death benefit on the Monthiversary by 1.0024663 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3.0%);

2.	subtract the cash value on the Monthiversary after it has been allocated among the segments of specified amount in force in the following order: first, initial specified amount; then, each increase in specified amount starting with the oldest increase; then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each segment of specified amount);

3.	multiply each segment of net amount at risk provided under 2. (above) by the appropriate monthly cost of insurance rate for that segment; and add the results together.

Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:

> Band 1: $50,000 — $249,999

> Band 2: $250,000 — $499,999

> Band 3: $500,000 — $999,999

> Band 4: $1,000,000 and over

•	Generally, the higher the specified amount band you choose, the lower the current cost of insurance rates.

•	We determine your specified amount band by referring to the specified amount in force for the Base Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases). Riders are not included in determining the Policy’s specified amount band.

Optional Insurance Riders:

•	The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider.
     To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using: the insured’s issue age on the Policy date; issue age at the time of any increase in specified amount; specified amount band; gender; underwriting class, and the length of time from the Policy date or from the date of any increase in specified amount. The factors that affect the net amount at risk for each segment of specified amount include the investment performance of the portfolios in which you invest; payment of premiums; the fees and charges deducted under the Policy; the death benefit option you chose; as well as any Policy transactions (such as loans, cash withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates is primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. For Policies applied for on or after November 10, 2008, these guaranteed rates are based on the 2001 C.S.O. Mortality Tables and on the insured’s attained age, gender, and underwriting class. For Policies applied for before November 10, 2008 and issued before January 1, 2009, these guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables (“1980 C.S.O. Tables”) and the insured’s attained age, gender, and underwriting class. For standard underwriting classes, these guaranteed rates will never be greater than the rates in the C.S.O. Tables that are applicable to your Policy.
     If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on the insured’s issue age and underwriting class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move the Policy into a higher specified amount band, and may result in a decrease in the rates for the cost of insurance charge.
     Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in cost of insurance rates and premium expense charge rates. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and, thereafter, reduce the initial specified amount.
     The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks, and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).
     We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified, or expedited basis, may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer, using different underwriting criteria.
     The cost of insurance charge for any optional insurance rider, and for any increase in rider face amount, is calculated in the same manner used to determine the cost of insurance charges for the Base Policy. Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the net amount at risk for the Base Policy. The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates applied to the Policy’s net amount at risk.
Mortality and Expense Risk Charge
     We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensate us for services rendered, the expenses expected to be incurred, and the risks assumed. This charge is a maximum of:
FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 10, 2008:
•	your Policy’s cash value in each subaccount; multiplied by

•	the daily pro rata portion of the annual mortality and expense risk charge rate of up to 1.50%.

     The annual rate for the mortality and expense risk charge is equal to 1.50% of the average daily net assets of the subaccount. We may reduce this charge to 0.75% after the first 15 Policy years, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 1.50% level after the 15th Policy year.
FOR POLICIES APPLIED FOR BEFORE NOVEMBER 10, 2008 AND ISSUED BEFORE JANUARY 1, 2009:
•	your Policy’s cash value in each subaccount; multiplied by

•	the daily pro rata portion of the annual mortality and expense risk charge rate of up to 0.90%.
     The annual rate for the mortality and expense risk charge is equal to 0.90% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We may reduce this charge to 0.30% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year.
     If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.
Surrender Charge
     If you surrender your Policy completely during the first 15 years (or during the 15 year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.
     The surrender charge is a charge for each $1,000 of specified amount of the initial specified amount of your Base Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount, and the surrender charges calculated for each increase in specified amount, unless there has been a reduction in specified amount for which a decrease charge was applied.
     The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges that are based upon the insured’s issue age, gender and underwriting class on the Policy date. Each increase in specified amount has its own 15 year surrender charge period and surrender charges that are based upon the insured’s issue age, gender and underwriting class at the time of the increase.
     Decreases in specified amount will be applied to the specified amount in force on a last-in, first-out basis and will first reduce the surrender charge on the most recent increase in specified amount in force, then, if still applicable, reduce the surrender charge on the next most recent increases, successively, and lastly reduce the surrender charge on the initial specified amount.
Example:

January 1, 2001	Policy issued for $300,000
January 1, 2004	Policy increased by $200,000
January 1, 2005	Policy decreased by $100,000
     If the surrender charge on January 1, 2005 (before the decrease) is:

Coverage Layer	Surrender Charge
$300,000	$4,656
$200,000	$3,624
The $200,000 layer is reduced to $100,000 on January 1, 2005 and a surrender charge of $1,812 is applied.
100
200     x     $3,624     =     $1,812
     There is no surrender charge if you wait until the end of the 15th Policy anniversary to surrender your Policy and you have not increased your specified amount during the first 15 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

     The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:
•	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or

•	investment performance is low.
     In addition, surrender charges that apply for 15 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each segment of specified amount is calculated as:	•	the surrender charge per $1,000 of specified amount in the segment (varies by issue age, gender and underwriting class on the Policy date or date of specified amount increase); multiplied by

	•	The number of thousands of specified amount in the layer; multiplied by

	•	the surrender charge factor.
     The surrender charge per thousand is calculated separately for initial specified amount and for each increase in specified amount, using the rates found in Appendix A-1 (for Policies applied for on or after November 10, 2008) and Apprendix A-2 (for Policies applied for before November 10, 2008 and issued before January 1, 2009).
     The surrender charge factor is also calculated separately for the initial specified amount and for each increase in specified amount in force. The surrender charge factor varies by insured’s issue age (on the Policy date or date of specified amount increase), gender, underwriting class and specified amount or date of specified amount increase. The surrender charge factor for the Policy and each increase in specified amount will be 1.00 at issue and will decrease until it reaches zero at the end of the 15th Policy year after the Policy date (or date of any specified amount increase). In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.
Surrender Charge Factors
For Policies Applied For On or After November 10, 2008
Factor for Issue Ages

End of
Policy
Year*	0-39	40-44	45-49	50-54	55-59	60-64	65-69	70-74	75-85
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	0.98	0.98	0.97	0.97	0.96	0.96	0.95	0.94
2	1.00	0.97	0.96	0.95	0.94	0.93	0.92	0.91	0.89
3	1.00	0.96	0.94	0.93	0.91	0.90	0.88	0.87	0.84
4	1.00	0.94	0.92	0.91	0.88	0.87	0.84	0.83	0.79
5	0.99	0.92	0.90	0.89	0.85	0.84	0.80	0.79	0.74
6	0.90	0.90	0.90	0.85	0.82	0.81	0.76	0.75	0.69
7	0.80	0.80	0.80	0.80	0.80	0.77	0.72	0.71	0.64
8	0.70	0.70	0.70	0.70	0.70	0.70	0.70	0.67	0.59
9	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.60	0.54
10	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.49
11	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
12	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30	0.30
13	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20
14	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
15+	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

*	The factor on any date other than a Policy anniversary, or anniversary of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender, and the factor at the end of the year of surrender.

•	Surrender Charge Example: Assume a male, ultimate select non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 6. The surrender charge per $1,000 of specified amount is $15.28. This is multiplied by the surrender charge factor of 0.90.

The surrender charge	=	the surrender charge per $1,000 ($15.28)
	X	the number of thousands of initial specified amount (100)
	X	the surrender charge factor (0.90)
	=	$1,375.20.
     The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions, and printing and advertising costs, as well as aggregate Policy expenses.
Surrender Charge Factors
For Policies Applied For Before November 10, 2008 and Issued Before January 1, 2009
Factor for Issue Ages

End of
Policy
Year*	0-34	35-39	40-44	45-49	50-54	55-59	60-64	65-69	70-74	75-85
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	1.00	0.96	0.96	0.96	0.96	0.96	0.95	0.95	0.94
2	1.00	1.00	0.93	0.92	0.92	0.92	0.92	0.91	0.90	0.89
3	1.00	1.00	0.89	0.89	0.89	0.88	0.88	0.87	0.86	0.84
4	1.00	1.00	0.85	0.85	0.85	0.84	0.83	0.83	0.82	0.79
5	1.00	0.93	0.81	0.81	0.80	0.78	0.77	0.77	0.77	0.74
6	0.90	0.85	0.76	0.75	0.74	0.72	0.71	0.71	0.71	0.69
7	0.80	0.77	0.70	0.69	0.67	0.66	0.65	0.65	0.65	0.64
8	0.70	0.69	0.62	0.61	0.60	0.59	0.58	0.58	0.58	0.58
9	0.60	0.60	0.54	0.54	0.53	0.52	0.52	0.52	0.52	0.52
10	0.50	0.50	0.46	0.46	0.45	0.45	0.44	0.44	0.44	0.44
11	0.40	0.40	0.38	0.38	0.37	0.37	0.37	0.37	0.37	0.37
12	0.30	0.30	0.29	0.29	0.28	0.28	0.28	0.28	0.28	0.28
13	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20
14	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
15+	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

*	The factor on any date other than a Policy anniversary, or anniversary of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender, and the factor at the end of the year of surrender.

•	Surrender Charge Example: Assume a male, ultimate select non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 6. The surrender charge per $1,000 of specified amount is $12.52. This is multiplied by the surrender charge factor of 0.90.

The surrender charge	=	the surrender charge per $1,000 ($12.52)
	X	the number of thousands of initial specified amount (100)
	X	the surrender charge factor (0.90)
	=	$1,126.80
     The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions, and printing and advertising costs, as well as aggregate Policy expenses.
Decrease Charge
     If you decrease the specified amount during the first 15 Policy years (or during the 15 year period following an increase in specified amount), we will deduct a decrease charge from your cash value. Decreases in specified amount will be applied on a last-in, first-out basis to the current specified amount in force. The decrease charge will first be calculated based on the current surrender charge applicable to the most recent increase in specified amount still in force.

If the amount of the decrease in specified amount is greater than the most recent increase in specified amount, then the charge will also be calculated based on the surrender charges applicable to the next most recent increases, successively, and lastly will also be calculated based on any remaining surrender charge on the initial specified amount, up to the amount of the requested decrease.

The decrease charge is equal to:	•	the surrender charge as of the date of the decrease applicable to that portion of the segment(s) of the specified amount that is/are decreased. See “Surrender Charge” above.
     We will not deduct the decrease charge from the cash value when a specified amount decrease results from:
•	a change in the death benefit option; or

•	a cash withdrawal (when you select death benefit Option A).
     If a decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.
     We will determine the decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the decrease charge will cause the Policy to go into a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.
Transfer Charge
•	We currently allow you to make 12 transfers each year free from charge.

•	Except as listed below, we charge $25 for each additional transfer.

•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, are considered a single transfer.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers resulting from loans or the exercise of conversion rights or due to reallocation of cash value immediately after the reallocation date currently do not count as transfers for the purpose of assessing this charge.

•	Transfers among the ProFunds and/or the Access Trust subaccounts do not count as transfers for the purpose of assessing this charge.

•	Transfers under dollar cost averaging and asset rebalancing do count as transfers for the purpose of assessing this charge.

•	We will not increase this charge.
Loan Interest Spread
     We currently charge you an effective annual interest rate on a Policy loan of 3.75% (4.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve account with an effective annual interest rate of 3.00%. After offsetting the 3.00% interest we credit, the net cost of loans currently is 0.75% annually (1.00% maximum guaranteed). After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan effective annual interest rate charged is 3.00% and is guaranteed not to exceed 4.0% for Policies applied for before November 10, 2008 and issued before January 1, 2009, and 3.25% for Policies applied for on or after November 10, 2008.
Cash Withdrawal Charge
•	After the first Policy year, you may take one cash withdrawal per Policy year.

•	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

•	We deduct this amount from the withdrawal, and we pay you the balance.

•	We will not increase this charge.
Taxes
     We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges
•	Terminal Illness Accelerated Death Benefit Rider. We reduce the single sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit. The discount factor is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan rate, whichever is greater. For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider specified amount, regardless of the number of children insured.

•	Accidental Death Benefit Rider. We assess a cost of insurance charge based on the insured’s attained age and rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•	Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Mortality Tables or the 2001 C.S.O. Mortality Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

•	Primary Insured Rider (“PIR”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Mortality Tables or the 2001 C.S.O. Mortality Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.
Portfolio Expenses
     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. See the fund prospectuses for more detailed information about the funds.
Revenue We Receive
     We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:
•	Rule 12b-1 Fees. Our affiliate, Transamerica Capital, Inc. (“TCI”) serves as the principal underwriter for the Policies. TCI receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.35% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•	Administrative, Marketing and Support Service Fees (“Service Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realized on from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information). The amount of the payments we, or our affiliates, receive is generally based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.
The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica and TCI
	Maximum Fee		Maximum Fee
Fund	% of assets*	Fund	% of assets*
Transamerica Series Trust **	0.00%	Fidelity Variable Insurance Products Funds	0.45	%***
ProFunds	0.50%	Access One Trust	0.50%
Alliance Bernstein	0.25%	Franklin Templeton	0.35%

*	Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts available under this Policy and under certain variable insurance products offered by our affiliates and us. We and TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we and TCI provide.

**	Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates’ overall profitability. During 2008 we received $848,849 from Transamerica Asset Advisors.

***	We receive this percentage once $100 million in fund shares are held by the subaccounts of Transamerica and its affiliates.
     Other payments. We and our affiliates, including TCI, InterSecurities, Inc. (“ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of those advisory fees (see the prospectuses for the funds for more information. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may pay ISI varying amounts to obtain access to ISI’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.
     For the calendar year ended December 31, 2008, TCI received revenue sharing payments ranging from $4,405 to $35,295 (for a total of $418,058) from the following fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price Associates, Inc.; American Century Investment Management; MFS Investment Management; Transamerica Investment Management, LLC; Pacific Investment Management Company LLC; Jennison Associates; Lehman Brothers; Legg Mason; Alliance Bernstein; Federated Funds; Fidelity Funds; ING Clarion; Merrill Lynch; BlackRock; Columbia Management LLC; JPMorgan Investment Management, Inc.; Oppenheimer Funds; Dreyfus; Evergreen Funds; Franklin Portfolio Associates; Franklin Templeton; Janus Capital; Natixis Asset Management Advisors; Putnam; Schroder; Van Kampen; and Vanguard.
     Please note some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.
     Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing, distributing and administering the Policies, and (ii) that we incur, in our role as intermediary in promoting, marketing and administering the fund portfolios.
     For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.
The Policy
Ownership Rights
     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The principal rights an owner may exercise are:
•	to designate or change beneficiaries before the death of the insured;

•	to receive amounts payable before the death of the insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

•	to change the owner of this Policy; and

•	to change the specified amount of this Policy.
          No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date we receive it, in good order at our mailing address, subject to payment or other action taken by us before it was received at our mailing address.
Modifying the Policy
          Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary. No agent may bind us by making any promise not contained in this Policy.
Upon notice to you, we may modify the Policy:
•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or

•	to assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or

•	to reflect a change in the operation of the separate account; or

•	to provide additional subaccounts and/or fixed account options.
Purchasing a Policy
          To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us.
          There may be delays in our receipt and processing of applications and premium payments that are outside of our control — for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you. Any such delays will affect when your Policy can be issued.
          You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000. We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage. We offer the following specified amount bands of coverage:
•	band 1: $50,000 — $249,999

•	band 2: $250,000 — $499,999

•	band 3: $500,000 — $999,999

•	band 4: $1,000,000 and over
          We will limit coverage on any juvenile insured by the Policy or a rider. If your Policy was applied for before November 10, 2008, and issued before January 1, 2009, for a juvenile younger than 4 1/2 years old, the maximum coverage is the greater of $5,000 or 25% of the in force life insurance on the adult applicant. For a juvenile between 4 1/2 and 14 1/2 years old, the maximum coverage is the greater of $10,000 or 50% of the in force life insurance on the adult applicant.
          If your Policy was applied for on or after November 10, 2008, for a juvenile up to age 4 1/2 years old, the maximum coverage is the greater of $25,000 or 25% of the in force life insurance on the adult applicant. For a juvenile between 4 1/2 and 14 1/2 years old, the maximum coverage is the greater of $25,000 or 50% of the in force life insurance for the adult applicant.
          We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:
•	the date of your application; or

•	the date the insured completes all of the medical tests and examinations that we require.
Tax-Free “Section 1035” Exchanges
          You can generally exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).
When Insurance Coverage Takes Effect
          Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.
          Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured may have conditional insurance coverage under the terms of the conditional receipt. The conditional insurance coverage may vary by underwriting standards. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	the amounts applied for under all conditional receipts issued by us; or

	•	$500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	•	the date of application; or
	•	the date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”). Such conditional insurance will take effect as of the Effective Date, as long as all of the following requirements are met:

		1.	The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

		2.	As of the Effective Date, all statements and answers given in the application must be true;

		3.	The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured;

4.	All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed; and

5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:	•	60 days from the date the application was signed;
	•	the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;

	•	when the insurance applied for goes into effect under the terms of the Policy applied for; or

	•	the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	•	the conditional receipt is not valid unless:

> all blanks in the conditional receipt are completed; and

> the receipt is signed by an agent or authorized Company representative.

Other limitations:
	•	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.

	•	If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.

	•	If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Transamerica’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.
          Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, the Policy will be issued and full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. Any premium payments we receive before the Policy date will be held in a non-interest bearing suspense account. On the Policy date (or the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated to the reallocation account until the reallocation date. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate. On the reallocation date (or the record date if your Policy is backdated), we will allocate your initial premium, minus monthly deductions to the fixed account and the subaccounts that you selected on your application. Please note: Your premiums are credited on the date that the Policy is issued, not on the backdated Policy date.
          On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request as stated in the following table:

Transaction Type:	Priced when received at our:
payment by check	mailing address, unless other address appears on your billing coupon

transfer request	administrative office

payment by wire transfer	administrative office

electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments	administrative office
We will credit amounts to the subaccounts only on a valuation date, that is, on a date that the New York Stock Exchange (“NYSE”) is open for trading.
Backdating a Policy
          If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application. Your premiums, however, will be credited on the date the Policy is issued, or the record date if your Policy is backdated.
          Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of any increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.
Policy Features
Premiums
Allocating Premiums
          You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. You must follow these guidelines:
•	allocation percentages must be in whole numbers;

•	if you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers, and you may be required to transfer at least a total of $100 monthly;

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000.
          Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address or calling us at our administrative office at 1-800-322-7353, Monday — Friday, between the hours of 8:30 a.m. — 7:00 p.m. Eastern Time. Please note: When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation. Certain subaccounts have similar names; failure to provide the full name may result in a delay of your allocation being credited to the subaccount that you have selected. The change will be effective as of the valuation date on which we receive the change request in good order at our mailing address or administrative office. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes to one per quarter of a Policy year.
          Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address or at the address on your billing coupon (for payments made by check) or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions), before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment at our mailing address after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

          You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.
          Reallocation Account. We will allocate the initial net premium on the Policy date (or as of the record date if your Policy is backdated) to the reallocation account as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the later of the Policy date or the record date, plus fifteen days. Please contact your agent for details concerning the free-look period.
          On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If, however, you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the TFLIC Transamerica Money Market VP subaccount or the TFLIC Transamerica JPMorgan Core Bond VP subaccount (depending on which account or subaccount you selected on your application).
Premium Flexibility
          You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See “Minimum Monthly Guarantee Premium” below.
Planned Periodic Payments
          You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.
          Even if you make your planned periodic payments on schedule, your Policy still may lapse. The duration of your Policy depends on the Policy’s net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).
Minimum Monthly Guarantee Premium
          The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.
          Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, as long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums for each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.
          The initial minimum monthly guarantee premium is shown on your Policy’s schedule page, and depends on a number of factors, including the age, gender, underwriting class of the insured, the specified amount requested, and your Policy’s applicable C.S.O. Table. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or if any of the riders are added, increased or decreased. We will notify you of the new minimum monthly guarantee premium.

          After the no lapse period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.
Premium Limitations
          We may require premium payments to be at least $50 ($1,000 if by wire). We may return premiums less than the minimum. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under federal tax laws. (See “Death Benefit” for more information regarding the guideline premium test.)
          This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment, with interest, within 60 days after the end of that Policy year. In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. We will not accept a payment that would cause the Policy to become a MEC without your consent.
Making Premium Payments
          We will consider any payments you make to be premium payments, unless you clearly identify them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer. If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-322-7353 for instructions on wiring federal funds to us.
          Tax-Free Exchanges (“1035 Exchanges”). We will accept part of or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.
          Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our administrative office of the proceeds from the 1035 Exchange before we finalize your Policy’s specified amount.
Transfers
General
          You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:
•	Each Policy year, the Policy allows a cumulative transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred out of the fixed account in the previous Policy year. Currently, we do not, but reserve the right to limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•	For Policies Purchased On or After November 10, 2008: Unless otherwise required by state law, we may restrict transfers to the fixed account if the fixed account’s value would exceed $250,000. This restriction will not apply to any transfer to the fixed account in the exercise of conversion rights.

•	You currently may request transfers in writing to our mailing address, (in a form we accept), or by fax or by telephone to our administrative office. Please note: Certain subaccounts have similar names; it is important that you state or write the full names of the subaccount when making a transfer request. Failure to do so may result in a delay of your transfer.

•	There is no minimum amount that must be transferred.

•	There is no minimum amount that must remain in a subaccount after a transfer.

•	Except as listed below, we deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

•	We consider all transfers made in any one day to be a single transfer.

•	Transfers resulting from loans or the exercise of conversion rights or from the reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers under dollar cost averaging and asset rebalancing do count as transfers for the purpose of assessing the transfer charge.
          We will process any transfer order that is received in good order and in writing at our mailing address, by fax or by telephone at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.
Disruptive Trading and Market Timing
          The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.
          Statement of Policy. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.
          Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:
(1) Dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);
(2) An adverse effect on portfolio management, such as:
(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and
(3) Increased brokerage and administrative expenses.
          These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.
          We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.
          Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected, or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.
          Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, or overnight mail to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service. Please note: If you engage a third party investment advisor for asset allocation services, than you must be subject to these transfer restrictions because of the actions of your investment advisor in providing those services.
          We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations; or (2) if an underlying fund, portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer; or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. Please note: If you engage a third party investment advisor for asset allocation services, then you must be subject to these transfer restrictions because of the actions of your investment advisor in providing those services.
          In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.
          Under our current policies and procedures, we do not:
•	impose redemption fees on transfers;

•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.
          Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.
          In the absence of a defensive transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a defensive transfer restriction). As noted above, we do not impose a defensive transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.
          Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.
          Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate: (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally; (2) to comply with state or federal regulatory requirements; or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.
          Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading, in certain subaccounts.
          You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.
          If we receive a premium payment from you that you allocate into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If we receive from you a transfer request into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.
          Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.
          ProFunds and Access Trust Subaccounts. Because the above restrictions do not apply to the ProFunds or Access Trust subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses.)
          Telephone and Fax Privileges. Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-322-7353, Monday — Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to our interfund fax number 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620). Please note: When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation. Certain subaccounts have similar names; failure to provide the full name may result in a delay of your allocation being credited to the subaccount that you have selected.
          Additionally, please note the following regarding telephone or fax transfers:
•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

•	Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone or fax transfer order in writing.

•	If you do not want the ability to make telephone transfers, you should notify us in writing at our mailing address.

•	We will not be responsible for same-day processing of transfers if faxed to a number other than 1-727-299-1648.

•	We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.
          We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.
Fixed Account Transfers
          Currently, we do not, but reserve the right to limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you. This current restriction does not apply if you have selected dollar cost averaging.
          We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:
•	25% of the amount in the fixed account; or

•	the amount you transferred from the fixed account in the immediately preceding Policy year.
          We will make the transfer at the end of the valuation date on which we receive the request in good order, at our administrative office (for telephonic and facsimile transactions) or our mailing address (for written correspondence). For Policies Purchased On or After November 10, 2008: Unless otherwise regulated by state law, we may restrict transfers to the fixed account following the transfer if the fixed account’s value (excluding amounts in the loan reserve account) would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.) We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary.
          Except when used to pay premiums, we also may defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.
Conversion Rights
          If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing and in good order to our mailing address.
          In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount values to the fixed account without a transfer charge. We must receive your request to transfer all subaccount values to the fixed account within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.
Reduced Paid-Up Benefit (For Policies applied for before November 10, 2008 and issued before January 1, 2009)
          You may transfer all values from the subaccounts to the fixed account and purchase a Reduced Paid-Up Benefit without incurring a transfer charge. We must receive at our mailing address your written request for such a transfer and purchase of a Reduced Paid-Up Benefit at least 30 days before the next Policy anniversary, and we will no longer permit premium payments, Policy loans, withdrawals or transfers after receiving such written request.

          The amount of the Reduced Paid-Up Benefit is based upon:
•	net surrender value on the date this benefit takes effect;

•	the cost of insurance rates guaranteed in your Policy; and

•	the guaranteed interest rate for the fixed account.
          The Reduced Paid-Up Benefit amount cannot exceed the current death benefit proceeds. Any net surrender value not used to purchase the Reduced Paid-Up Benefit will be paid to you. The amount of the Reduced Paid-Up Benefit will remain level and will not be less than that required by law.
          At any time preceding the death of the insured, you may surrender the Reduced Paid-Up Benefit for its then current value based on the guaranteed cost of insurance rates and the guaranteed interest rate for the fixed account specified in the Policy. Also, you will no longer have to make premium payments when you select this Benefit.
Extended Term Insurance Benefit (For Policies applied for on or after November 10, 2008)
          The Owner may apply the net surrender value of this Policy to purchase an Extended Term Insurance Benefit in place of this Policy’s death benefit. While it is in effect, the Extended Term Insurance Benefit provides for a death benefit equal to the death benefit proceeds of this Policy on the Policy anniversary on which the Extended Term Insurance Benefit takes effect. We will determine the termination date of the Extended Term Insurance Benefit that can be purchased with the net surrender value based on the cost of insurance rates guaranteed in this Policy and the guaranteed fixed account interest rate. The owner will be notified of the termination date of the Extended Term Insurance Benefit, and if the primary insured has not died prior to the termination date, the Extended Term Insurance Benefit and this Policy will terminate without value.
          The Extended Term Insurance request must be made in writing and must be received by us at our mailing address at least 30 days prior to the next Policy anniversary. This election is irrevocable. Following the request to purchase an Extended Term Insurance Benefit, additional premium payments, Policy loans, withdrawals and transfers will not be allowed. All in-force riders to this Policy will terminate upon the effective date of the Extended Term Insurance Benefit. The Extended Term Insurance Benefit has no net surrender value.
Dollar Cost Averaging
          Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.
          Under dollar cost averaging, we automatically transfer a set dollar amount from the TFLIC Transamerica Money Market VP subaccount, the TFLIC Transamerica JPMorgan Core Bond VP subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request in good order at our mailing address, provided that we receive the form by the 25th day of the month.

To start dollar cost averaging:	•	You must submit, in good order, a completed form signed by the owner to us at our mailing address requesting dollar cost averaging;

	•	You may be required to have at least $5,000 in each account from which we will make transfers;

	•	Your total transfers each month under dollar cost averaging may be limited to a minimum of $1,000 if your Policy was applied for before November 10, 2008 and issued before January 1, 2009 or $100.00 for Policies applied for on or after November 10, 2008; and

	•	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.
          You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

Dollar cost averaging will terminate if:	•	We receive in good order at our mailing address your request to discontinue your participation by you, your registered representative or your agent of record;

	•	The value in the accounts from which we make the transfers is depleted;

	•	You elect to participate in the asset rebalancing program; or

	•	You elect to participate in any asset allocation services provided by a third party.
          If you terminate your participation in the dollar cost averaging program, we will stop making dollar cost averaging transfers without a new completed dollar cost averaging request form signed by the owner. We may modify, suspend, or discontinue dollar cost averaging at any time.
Asset Rebalancing Program
          We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Asset rebalancing is not available with the fixed account. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.
          You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form at our mailing address, we will change your premium allocation instructions to match your asset rebalancing request instructions, and we will implement the asset rebalancing program on the date you indicated. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	You must submit to us, in good order, at our mailing address, a completed asset rebalancing request form, signed by the owner, before the maturity date; and

	•	You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.
          There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

Asset rebalancing will cease if:	•	you elect to participate in the dollar cost averaging program;

	•	we receive in good order at our mailing address, a request to discontinue participation from you, your registered representative, or your agent of record;

	•	you make any transfer to or from any subaccount other than under a scheduled rebalancing; or

	•	you elect to participate in any asset allocation services provided by a third party.
          You may start and stop participation in the asset rebalancing program at any time, but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.
Third Party Asset Allocation Services
          We do not offer any asset allocation programs or any investment models for use with your life insurance Policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

          Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy. Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59 1/2.
          If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor. Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, you should ask them for more details.
          We, or an affiliate of ours, will process the financial transactions placed by your registered insurance agent or investment advisor. We reserve the right to discontinue doing so at any time and for any reason. We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the insurance agent’s or investment advisor’s ability to request financial transactions on your behalf. These limitations, which are discussed in the section entitled “Transfers — Disruptive Trading and Market Timing,” are intended (i) to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio, or (ii) to comply with specific restrictions or limitations imposed by a portfolio(s) of Transamerica.
          Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus.
Policy Values
Cash Value:
•	Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

•	serves as the starting point for calculating values under a Policy;

•	equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan;

•	is determined on the Policy date and on each valuation date; and

•	has no guaranteed minimum amount and may be more or less than premiums paid.
Net Surrender Value
          The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address.

Net surrender value on any valuation date equals:	•	the cash value as of such date; minus
	•	any surrender charge as of such date; minus

	•	any outstanding Policy loan amount; minus

	•	any accrued Policy loan interest.
Subaccount Value
          The cash value in a subaccount is referred to as “subaccount value.” At the end of any valuation period, the subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	•	the initial units purchased at unit value on the Policy date or reallocation date, if different; plus

	•	units purchased with additional net premium(s); plus

	•	units purchased via transfers from another subaccount or the fixed account; minus

	•	units redeemed to pay for monthly deductions; minus

	•	units redeemed to pay for cash withdrawals; minus

	•	units redeemed as part of a transfer to another subaccount or the fixed account (including the loan reserve account); minus

	•	units redeemed to pay cash withdrawal charges, decrease charges and transfer charges.
          Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received (i) at our mailing address (for written requests and payments); or (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions).
Subaccount Unit Value
          The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	•	the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio’s net asset value per share determined at the end of the valuation period; minus

	•	a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus

	•	the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by

	•	the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.
          The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.
Fixed Account Value
          On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	•	the sum of net premium(s) allocated to the fixed account; plus
	•	any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus

	•	total interest credited to the fixed account; minus

	•	amounts charged to pay for monthly deductions; minus

	•	amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals and cash withdrawal charges; minus

	•	amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount; minus

	•	amounts withdrawn from the fixed account to pay any decrease charge incurred as a result of a decrease in specified amount.

Death Benefit
Death Benefit Proceeds
          Provided that your Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt in good order at our administrative office of satisfactory proof of the insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need. We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner’s estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	•	the death benefit (described below); minus

	•	any monthly deductions due during the grace period (if applicable); minus

	•	any outstanding loan amount and accrued loan interest; plus

	•	any additional insurance in force provided by rider.
          We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured’s age or gender.
Death Benefit
          The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured’s death.

Death benefit Option A equals the greater of:	•	the current specified amount; or

	•	a specified percentage called the “limitation

	•	percentage,” multiplied by the cash value on the insured’s date of death; or

	•	The amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.
          Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then, the death benefit will vary as the cash value varies.
          The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

Attained Age	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 and older	100%

          If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.
          Option A Illustration. Assume that the insured’s attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. (The figure $40,000 is derived by solving for cash value in the following calculation: $100,000 = 250% multiplied by cash value.) Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.
          Similarly, as long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, then the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

Death benefit Option B equals the greater of:	•	the current specified amount; plus

> the cash value on the insured’s date of death; or

	•	the limitation percentage multiplied by the cash value on the insured’s date of death; or

	•	The amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.
          Under Option B, the death benefit always varies as the cash value varies.
          Option B Illustration. Assume that the insured’s attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, then the death benefit will be greater than the specified amount plus cash value. (The figure of $66,667 is derived by solving for cash value in the following calculation: 250% multiplied by cash value = $100,000 plus cash value: 250% multiplied by $66,667 = $100,000 plus $66,667. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.
          Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Death benefit Option C equals the greater of:	•	death benefit Option A; or
	•	the current specified amount, multiplied by

		>	an age-based “factor” equal to the lesser of

			>	1.0 or

			>	0.04 multiplied by (95 minus insured’s attained age at death) (the “factor” will never be less than zero); plus

			>	the cash value on the insured’s date of death; or

			>	the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.
Under Option C, the death benefit varies with the cash value and the insured’s attained age.
          Option C—Three Illustrations.
          1. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). Until the insured attains age 71, this benefit is the same as the Option B benefit.

          2. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).
          3. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.
Effect of Cash Withdrawals on the Death Benefit
          If you choose Option A, then a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by the amount of the withdrawal. For Policies Applied for On or After November 10, 2008: when death benefit Option A is in effect or when death benefit Option C is in effect, and the insured’s attained age is 71 years or greater, a cash withdrawal will reduce the specified amount equal to the amount of the cash withdrawal. For Policies Applied for Before November 10, 2008 and Issued Before January 1, 2009; when death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so your cost of insurance rates would be higher.
Choosing Death Benefit Options
          You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.
          If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose one of the other death benefit options.
          You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.
Changing the Death Benefit Option
          After the third Policy year, you may change your death benefit option once each Policy year. We will notify you of the new specified amount
•	You must send your written request to our mailing address.

•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.

•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s death benefit option.
Increasing/Decreasing the Specified Amount
          After the third Policy year and once each Policy year thereafter, you may increase or decrease the specified amount. You cannot increase and decrease the specified amount in the same Policy year. An increase or decrease in the specified amount will affect your cost of insurance charge and your minimum monthly guarantee premium and your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences.
          In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band so that your overall cost of insurance rate and premium expense charge rate will change. An increase in specified amount will be treated as an additional layer of coverage with its own cost of insurance rates, surrender charges and surrender charge period. If you increase your specified amount then you will receive a new Policy schedule page showing your new minimum monthly guarantee premium and surrender charge schedule. Any charges assessed in connection with an increase or decrease of your specified amount will be based on the application and/or issue date of your Policy.
          You should consult a tax advisor before increasing or decreasing your Policy’s specified amount.

Conditions for and impact of decreasing the specified amount:
•	You must send your written request in good order to our mailing address;

•	Decreases are only allowed after the third Policy year;

•	You may not increase and decrease your specified amount in the same Policy year;

•	You may not decrease your specified amount lower than the minimum specified amount under band 1 shown on your Policy schedule page;

•	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;

•	Until the later of the end of the surrender charge period or the Policy anniversary on or following the 65th birthday of the insured, we may limit the amount of decrease to no more then 20% of the then current specified amount;

•	A decrease in specified amount will take effect on the Monthiversary on or after we receive your written request, in good order, at our mailing address;

•	We will assess a decrease charge against the cash value if you request a decrease in your specified amount within the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount);

•	If a decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the decrease in specified amount; and

•	A decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of decrease.

Conditions for and impact of increasing the specified amount:
•	After the third Policy year, we will accept requests for increases in specified amount on any Monthiversary before the insured’s 86th birthday;

•	Your request must be in good order — applied for on a supplemental application and must include evidence of insurability satisfactory to us;

•	An increase in specified amount requires our approval and will take effect on the Monthiversary on or after the day we approve your request;

•	We may require your increase in specified amount to be at least $50,000;

•	You may not decrease and increase your specified amount in the same Policy year;

•	If an increase to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the increase in specified amount; and

•	An increase in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of increase.

          If an increase or decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the new premium expense charge and cost of insurance rates to the amounts in the new band as of the effective date of the increase or decrease in specified amount. The new minimum monthly guarantee premium is effective on the date of increase or decrease. In addition, each increase in specified amount will have its own surrender charges that apply for 15 years after any increase. This charge may significantly reduce your net surrender value.
Payment Options
          There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in this prospectus.
Surrenders and Cash Withdrawals
Surrenders
          You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request in good order at our mailing address. Written requests to surrender a Policy that are received at our mailing address before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive the written request at our mailing address after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. All surrender requests must be submitted in good order to avoid a delay in processing your request. The insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request, in good order, at our mailing address. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount).
          Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See “Federal Income Tax Considerations.”
Cash Withdrawals
          After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions. All cash withdrawal requests must be submitted in good order to avoid a delay in processing your request.
Cash withdrawal conditions:
•	You must send your written cash withdrawal request with an original signature to our mailing address. If your withdrawal request is less than $500,000 you can fax it to us at 727-299-1620.

•	We may allow one cash withdrawal per Policy year.

•	We may limit the amount you can withdraw to a minimum of $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value. After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.

•	You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request in good order at our mailing address.

•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.

•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.

•	A cash withdrawal may have tax consequences.
          A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and, in most cases, will reduce the death benefit by at least the amount of the cash withdrawal. For Policies Applied For On or After November 10, 2008, regardless of when the Policy is issued: when death benefit Option A is in effect (or when death benefit Option C is in effect and the insured’s attained age is 71 years or greater) a cash withdrawal will reduce the specified amount equal to the amount of the cash withdrawal. For Policies Applied for Before November 10, 2008 and Issued Before January 1, 2009: When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.
          This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher. You also may have to pay higher minimum monthly guarantee premiums and premium expense charges. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.
          When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service. You can obtain further information about these charges by contacting our administrative office.
Signature Guarantee
          Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim’s account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person’s money by forging a signature on a written request for the disbursement of funds.
          As a protection against fraud, we require that the following transaction requests include a Medallion signature guarantee:
•	all requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more;

•	any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner’s account; and

•	any disbursement request when Western Reserve has been directed to send proceeds to a different address from the address of record for that owner’s account. Please note: This requirement will not apply to disbursement requests made in connection with exchanges of one annuity policy for another with the same owner in a “tax-free exchange” under Section 1035 of the Internal Revenue Code.
     An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. This includes many:
•	national and state banks;

•	savings banks and savings and loan associations;

•	securities brokers and dealers; and

•	credit unions.

     The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.
     A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.
Canceling a Policy
          You may cancel a Policy for a refund during the “free-look period” by returning it with a written request to cancel the Policy to our mailing address, administrative office, one of our branch offices, or to the registered representative who sold you the Policy. The “free-look period” expires 10 days after you receive the Policy. If you decide to cancel the Policy during the “free-look period,” we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our mailing address. The amount of the refund will be the total of all premiums you paid under the Policy.
Loans
General
          After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See “Federal Income Tax Considerations.”

Policy loans are subject to	• we may require you to borrow at least $500; and
certain conditions:	• the maximum amount you may borrow is 90% of the cash value, less surrender charge and any loan balance, including accrued interest.
          When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.
          We normally pay the amount of the loan within seven days after we receive a loan request in good order at our mailing address (or, in the limited circumstances described below, by telephone or fax at our administrative office). We may postpone payment of loans under certain conditions.
          You may request a loan by telephone by calling us at our administrative office at 1-800-322-7353, Monday — Friday, between the hours of 8:30 a.m. — 7:00 p.m. Eastern time. If the loan amount you request exceeds $500,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: all loan requests must be submitted in good order to avoid a delay in processing you request.)
          If your loan request is for less than $500,000, then you may fax it to us at 1-727-299-1620. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.
          You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly identified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.
          At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.
Interest Rate Charged
          We currently charge you an effective annual interest rate on a Policy loan of up to 3.75% (4.0% maximum guaranteed) on each Policy anniversary. We may declare various higher or lower Policy loan interest rates. We also may apply different loan interest rates to different parts of the loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. After the 10th Policy year, on all amounts that you have borrowed, we may apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals), minus any outstanding loan amount and minus any accrued loan interest. The current preferred loan effective annual interest rate charged is 3.00% and is guaranteed not to exceed 4.0% if your Policy was applied for before November 10, 2008 and issued before January 1, 2009 or 3.25% if your Policy was applied for on or after November 10, 2008. The tax consequences of preferred loans are uncertain.
Loan Reserve Account Interest Rate Credited
          We will credit the amount in the loan reserve account with interest at an annual effective rate of 3.0%.
Effect of Policy Loans
          A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount does not participate in the separate account’s investment performance, may not be credited with the interest rates accruing on any unloaned portion of cash value in the fixed account, and therefore can affect the Policy’s cash value and death benefit whether or not the loan is repaid. Amounts transferred from the separate account to the loan reserve account will reduce the value in the separate account and we will credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.
          We also charge interest on Policy loans at an effective annual new rate of 3.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.
          There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.
          We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.
Policy Lapse and Reinstatement
Lapse
          Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse period guarantee. See below. Once your no lapse period ends, or if the no lapse period guarantee is not in effect, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest and cash withdrawals cause a decrease in the net surrender value, or if you have not paid sufficient premiums as discussed below to offset the cost of the monthly deductions.
          If the net surrender value is not enough to pay the monthly deductions, then we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, then all coverage under the Policy will terminate without value.

No Lapse Period Guarantee
          This Policy provides a no lapse guarantee during the no lapse period. As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse as long as the no lapse period guarantee is in effect. The no lapse period will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period guarantee is still in effect. If the no lapse period guarantee is not in effect and the Policy is still in force, then it can be restored by paying sufficient minimum monthly guarantee premiums at any time prior to the no lapse date.
          As a result of monthly deductions, the cash value may be negative with no accumulation of interest during the grace period or until the no lapse date shown on the Policy schedule page. Any negative values must be repaid by the owner on the no lapse date.

No lapse date	• For a Policy issued to any insured ages 0-60, the no lapse date is determined by either the number of years to attained age 65 or the 20th Policy anniversary, whichever is earlier.

• For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary.

• The no lapse date is specified in your Policy.

Keeping the no lapse guarantee in effect	• The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.

• You must pay total premiums (minus withdrawals, outstanding loan amounts, and any decrease charge) that equal at least:

> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of changes on minimum monthly guarantee premium
•    If, during the no lapse period, you change death benefit options, increase or decrease the specified amount, or add, terminate, increase or decrease a rider, we will adjust the minimum monthly guarantee premium. Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force. We will not extend the length of the no lapse period.

          You will lessen the risk of Policy lapse if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse period guarantee.
          See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.
Reinstatement
          We will reinstate a lapsed Policy within three years after the lapse (and before the maturity date) if your Policy was applied for before November 10, 2008 and issued before January 1, 2009, or within five years if your Policy was applied for on or after November 10, 2008. To reinstate the Policy you must:
•	submit a written application for reinstatement in good order to our mailing address;

•	provide evidence of insurability that is satisfactory to us;

•	if the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement;

•	if the no lapse period has not expired, the required premium will be the lesser of the premium described directly above, or the total minimum monthly guarantee premium from the Policy date through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, accrued loan interest and surrender charge assessed upon a decrease in specified amount that has been deducted from the cash value.
          The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge that we would assess if you were to surrender the Policy. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness (i.e., outstanding loan plus any accrued interest at the time your Policy lapsed).
Extension of No Lapse Guarantee Period
          Subject to state approval, Policies in force on May 1, 2009 where the No Lapse date indicated on the Policy Schedule page is in 2006, 2007, 2008, 2009, 2010 or 2011, will have the No Lapse date extended to the Policy Anniversary in 2012. The minimum monthly guarantee premium will not be changed, but if a cash withdrawal or a loan has been taken, or if requested in the future, additional minimum premiums may need to be paid to maintain the No Lapse guarantee. If an affected Policy lapses and is reinstated before January 1, 2012, the extended No Lapse date will remain in effect.
Federal Income Tax Considerations
          The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.
Tax Status of the Policy
          A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the “Code”) in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements. It is also uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary’s gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.
          In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.
          In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.
          The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits
          In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the cash value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99. However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in cash value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.
          Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be used to determine the amount distributed and will be taxed accordingly.
          Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. Due to the Policy’s flexibility, each Policy’s circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.
          Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium (if returned prior to crediting the premium, or it will be returned, with interest, within 60 days of year end if the premium has been credited) that would cause the Policy to become a MEC.
          Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a distribution, loan, pledge or assignment occurs.
          Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:
•	All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

•	A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•	If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.
          Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.
          Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.
          Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.
          Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.
          Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amounts of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.
          Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance used in split-dollar arrangements. The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor. Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees to receive death benefits tax-free and added additional reporting requirements.
          Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.
          Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.
          Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.
          Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
          Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.
          Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.
Other Policy Information
Settlement Options
          If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.
          Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured’s date of death.
          Under any settlement option, the dollar amount of each payment will depend on four things:
•	the amount of the surrender on the surrender date or death benefit proceeds on the insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%);

•	the mortality tables we use; and

•	the specific payment option(s) you choose.

Option 1—Equal Monthly Installments for a Fixed Period	• We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.

• We will stop making payments once we have made all the payments for the period selected.

Option 2—Equal Monthly Installments for Life (Life	At your or the beneficiary’s direction, we will make equal monthly installments:
Income)

• only for the life of the payee, at the end of which payments will end; or

• for the longer of the payee’s life, or for 10 years if the payee dies before the end of the first 10 years of payments; or

• for the longer of the payee’s life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3—Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	• We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.

• Payments to the co-payee, if living, upon the payee’s death will equal either:

> the full amount paid to the payee before the payee’s death; or

> two-thirds of the amount paid to the payee before the payee’s death.

• All payments will cease upon the death of the co-payee.
Retained Asset Accounts
          When a death benefit is paid in a lump sum and is $15,000 or greater, your beneficiary may elect to have the death benefit deposited into an interest-bearing account, called the Assurance Plus Account with the Northern Trust Company.  We will send the beneficiary a “checkbook”, and the beneficiary will have access to the account simply by writing a “draft” for all or part of the amount of the death benefit.  Upon receipt of the “draft" by the bank, the bank will draw down the amount you requested from our general account. The Assurance Plus Account is part of our general account.  It is not a bank account, and it is not insured by the FDIC or any other government agency.  As part of our general account, it is subject to the claims of our creditors.  We may make a profit on all amounts left in the Assurance Plus Account.  (The Assurance Plus Account is not available in all states.)
Benefits at Maturity
          If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured’s 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.
          If requested in writing at our mailing address, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Policy loans, cash withdrawals, and subaccount transfers may continue during the extension. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request to our mailing address for the extension between 90 and 180 days before the maturity date.
          If you had previously selected death benefit Option B or C, we will change the death benefit to Option A. Subsequent changes to the death benefit Option type will not be allowed. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions. We will continue mortality and expense charges, service charges, net premium factors, Policy loan interest and withdrawal processing fees.
          The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain, and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.
Payments We Make
          We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our mailing address. However, we can postpone such payments if:
•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement for the protection of policyowners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.
          If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.
          If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.
Split Dollar Arrangements
          You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.
          For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee’s beneficiary would receive the balance of the proceeds.
          No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.
          On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
          Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
          In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.
Policy Termination
          Your Policy will terminate on the earliest of:

• the maturity date;	• the end of the grace period; or

• the date the insured dies;	• the date the Policy is surrendered.
Assignment of the Policy
          You may assign the contract by giving us written notice.  We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that the assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.
Supplemental Benefits (Riders)
          The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. Adding these supplemental benefits to an existing Policy, or canceling them, may have tax consequences and you should consult a tax advisor before doing so.
Children’s Insurance Rider
          This rider provides a face amount of insurance on the primary insured’s children; stepchildren are not covered unless adopted by the primary insured. Our current minimum face amount for this rider for issue ages 15 days – 18 years of age is $5,000. The maximum face amount is $20,000. At each child’s age 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy on each insured child with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.
Accidental Death Benefit Rider
          Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (to a maximum of 150% of the Policy’s specified amount).
          Subject to certain limitations, we will pay the specified amount if the primary insured’s death results solely from accidental bodily injury where:
•	the death is caused by external, violent, and accidental means;

•	the death occurs within 90 days of the accident; and

•	the death occurs while the rider is in force.
          The rider will terminate on the earliest of:
•	the Policy anniversary nearest the primary insured’s 70th birthday; or

•	the date the Policy terminates; or

•	the effective date of the Reduced Paid Up Benefit or the Extended Term Insurance Benefit, if elected; or

•	the Monthiversary when the rider terminates at the owner’s request.
Other Insured Rider
          This rider insures the spouse and/or dependent children of the primary insured. Subject to the terms of the rider, we will pay the face amount of the rider to the primary insured. Our current minimum specified amount for this rider for issue ages 0-70 is $10,000. The maximum specified amount is the lesser of $500,000 or the amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider. We will pay the rider’s face amount when we receive proof, in good order, at our administrative office of the Other Insured’s death. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured’s life (without evidence of insurability).

Conditions to convert the rider:	• Your request must be in writing, in good order, and sent to our mailing address;

• The Other Insured has not reached the anniversary nearest to his/her 70th birthday;

• The new policy is any permanent insurance policy that we currently offer for conversion;

•    Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum specified amount requirements of the original Policy;

• Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum specified amount requirements of the original Policy; and

• We will base the premium for the new policy on the Other Insured’s underwriting class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

• The maturity date of the Policy; or

• The Policy anniversary nearest to the Other Insured’s 79th birthday; or

• The date the Policy terminates for any reason except for death of the primary insured; or

• 31 days after the death of the primary insured; or

• The date of conversion of this rider; or

• The effective date of the Reduced Paid Up Benefit or the Extended Term Insurance Benefit, if elected; or

• The Monthiversary on which the rider is terminated upon written request by the owner.
Primary Insured Rider (“PIR”)
          Under the PIR, we provide term insurance coverage on a different basis from the coverage in your Policy.

Features of PIR:	• The rider increases the Policy’s death benefit by the rider’s face amount;

• The rider may be purchased from issue ages 0-70;

• The rider terminates on the anniversary nearest to the insured’s 79th birthday;

• The minimum purchase amount for the rider for issue ages 0-70 is $25,000. There is no maximum purchase amount;

• We do not assess any additional surrender charge for the rider;

• Generally PIR coverage costs less than the insurance coverage under the Policy, but has no cash value;

• You may cancel or reduce your rider coverage without decreasing your Policy’s specified amount;

• You may generally decrease your specified amount without reducing your rider coverage; and

•    Subject to the following conditions, on any Monthiversary while this rider is still in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.

Conditions to convert the rider:	• Your request must be in writing, in good order, and sent to our mailing address;

• The rider has not reached the anniversary nearest to the primary insured’s 70th birthday;

• The new policy is any permanent insurance policy that we currently offer for conversions;

• The amount of the insurance under the new policy will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy; and

• We will base your premium on the primary insured’s underwriting class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

• the Policy anniversary on or nearest to the insured’s 79th birthday; or

• the date the Policy terminates for any reason except for death of the primary insured; or

• the date of conversion of this rider; or

• the effective date of the Reduced Paid Up Benefit or the Extended Term Insurance Benefit, if elected; or

• the Monthiversary on which the rider is terminated upon written request by the owner.
          It may cost you less to reduce your PIR coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR. Any changes to the coverage of this rider may affect your minimum monthly guarantee premium. Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider.
          You should consult your registered representative to determine if you would benefit from PIR. We may discontinue offering PIR at any time. We may also modify the terms of this rider for new policies.
Terminal Illness Accelerated Death Benefit Rider
          This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our administrative office that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured’s life expectancy.
          We will pay a “single-sum benefit” equal to:
•	the death benefit on the date we pay the single-sum benefit; multiplied by

•	the election percentage of the death benefit you elect to receive; divided by

•	1 + i (“i” equals the current yield on 90-day U.S. Treasury bills or 4%, whichever is greater) (“discount factor”); minus

•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.
          The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:
•	the death benefit available under the Policy once we receive satisfactory proof that the insured is terminally ill; plus

•	the benefit available under any PIR in force.

•	A single-sum benefit may not be greater than $500,000.
          The election percentage is a percentage that you select. It may not be greater than 100%.
          We will not pay a benefit under the rider if the insured’s terminal condition results from self-inflicted injuries that occur during the period specified in your Policy’s suicide provision.
          The rider terminates at the earliest of:
•	the date the Policy terminates; or

•	the date a settlement option takes effect; or

•	the date we pay a single-sum benefit; or

•	the effective date of the Reduced Paid Up Benefit or the Extended Term Insurance Benefit, if elected; or

•	the date you terminate the rider.

          We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.
          For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance. Suppose that the current yield on 90-day U.S. Treasury bills is 6.00%. Because 6% is greater than 4%, the interest rate that will be used to discount the single sum benefit is 6%. The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is [($400,000 x 0.50/ 1.06) — ($10,000 x 0.50)]. After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.
          The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.
Additional Information
Sending Forms and Transaction Requests in Good Order
          We cannot process your instructions to process a transaction relating to the policy until we have received your instructions in good order at our mailing address. “Good order” means the actual receipt by us of the instructions relating to a transaction in writing—or, when appropriate, by telephone or facsimile, or electronically—along with all forms, information and supporting legal documentation [(including any required spousal or joint owner’s consents)] we require in order to effect the transaction.  To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
Sale of the Policies
          Distribution and Principal Underwriting Agreement. Our affiliate, TCI serves as principal underwriter for the Policies. We entered into a principal underwriting and distribution agreement with TCI for the distribution and sale of the Policies effective May 1, 2007. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below).
          Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates is/are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. TCI compensates these selling firms for their sales of the Policies.
          A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.
          The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2008, was, on average,54% of all premiums made during the first Policy year, plus 3% of all premiums made during Policy years 2 – 10. We will pay an additional trail commission of up to 0.30% of the Policy’s subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount. Some selling firms may be required to return first year commissions (less surrender charge) if the Policy is not continued through the first two Policy years.
          To the extent permitted by FINRA rules, Transamerica, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.
          The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.
          Special Compensation For Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays for TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.
          Transamerica’s two main distribution channels are ISI and WGS, both affiliates, who sell Transamerica products. Transamerica underwrites the cost of ISI’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems, that are provided directly to ISI. These facilities and services are necessary for ISI’s administration and operation, and Transamerica is compensated by ISI for these expenses based on ISI’s usage. In addition, Transamerica and other affiliates pay for certain sales expenses of ISI, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.
          WGS receives a 4.5% expense allowance on all commissions paid on first year variable life target premiums paid for sales of Transamerica’s variable life insurance products. In addition, WGS indirectly receives a payment of 1.5% of first year variable life target premiums as a licensing and commissions allowance.
          Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.
          In addition, ISI’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our Policies. For example, ISI’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Transamerica’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by ISI’s representatives may be matched by ISI. ISI’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.
          Additional Compensation that We Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.
          Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria. For instance, Western Reserve Life Assurance Co. of Ohio (“Western Reserve”), an affiliate of Transamerica, made flat fee payments to several selling firms with payments ranging from $950 to $20,000 in 2008 for the sales of the Western Reserve’s insurance products.
          During 2008, we had entered into “preferred product” arrangements with ISI, WGS, Broker Dealer Financial Services, Inc., Coordinated Capital Securities, Inc., First Founder Securities, Inc., Girard Securities, Inc., H. Beck, Inc., Harbour Investments, Inc., IMS Securities, Inc., Next Financial Group, Inc., Packerland Brokerage Services, Inc., Summit Brokerage Services, Inc., and Workman Securities Corporation. We paid the following amounts (in addition to sales commissions and expense allowances) to these firms:

Aggregate Amount
Name of Firm	Paid During 2008
Broker Dealer Financial Services Corp	$3,250
Coordinated Capital Securities, Inc.	$2,000
First Founders Securities, Inc.	$10,000
Girard Securities, Inc.	$14,000
H. Beck, Inc.	$18,000
Harbour Investments, Inc.	$10,000

Aggregate Amount
Name of Firm	Paid During 2008
IMS Securities, Inc.	$950
Next Financial Group, Inc.	$20,000
Packerland Brokerage Services, Inc.	$3,500
Summit Brokerage Services, Inc.	$5,000
Workman Securities Corporation	$10,000
          No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.
          You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.
Legal Proceedings
          Transamerica, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on Transamerica’s ability to meet its obligations under the Policy.
Financial Statements
          The financial statements of Transamerica Financial Life Insurance Company and the separate account are included in the SAI.

Glossary

Accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office	Our administrative office is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353; our facsimile numbers are 1-727-299-1648 (for interfund transactions) and 1-727-299-1620 (for all other requests). Our administrative office serves as the recipient of all facsimile and telephonic transactions, including but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g. payments through direct deposit, debit transfers, and forms of e-commerce payments), and Claims forms. Our hours are Monday- Friday from 8:30 a.m. – 7:00 p.m. Eastern Time. Please do not send payments by check, and non-claims related correspondence or notices to this address; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The TFLIC Freedom Elite Builder variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, then the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary (ies) on the insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including accrued loan interest, and any due and unpaid monthly deductions.

decrease charge	Surrender charge that may be imposed upon a decrease in specified amount during the first 15 Policy years (or during the 15 years immediately following an increase in specified amount).

fixed account	An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

good order	An instruction that is received by the Company, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents), that is sufficiently complete and clear so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request; a loan request; a request to surrender your Policy; a fund transfer request; or a death benefit claim must be in good order.

home office	Our home office address is 4 Manhattanville Road, Purchase, New York 10577. Please do not send any checks, correspondence or notices to this address; send them to the mailing address.

indebtedness	Outstanding loans plus any accrued interest at the time your Policy lapsed.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by the Policy.

issue age	The insured’s age on his or her birthday nearest to the Policy date. When you increase the Base Policy’s specified amount of insurance coverage, the issue age for the new segment of specified amount coverage is the insured’s age on his or her birthday nearest the date that the increase in specified amount takes effect. This age may be different from the attained age on other segments of specified amount coverage.

lapse	When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments and loan repayments made by check, and all non-claims related correspondence and notices must be sent to this address.

maturity date	The Policy anniversary nearest the insured’s 100th birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy’s extended maturity date benefit provision.

maximum fixed account value	For Policies Applied for On or After November 10, 2008: The maximum amount that may be allocated to the fixed account at any time without prior approval is the amount that would cause the fixed account to be $250,000, exclusive of loan reserve requirements. (This restriction does not apply to transfers to the fixed account necessary in the exercise of conversion rights.)

minimum monthly guarantee premium	The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse period guarantee is no longer in effect.

Monthiversary	This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions	The monthly Policy charge, plus the monthly cost of insurance, plus the monthly charge for any riders added to your Policy, plus any decrease charge incurred as a result of a decrease in your specified amount, all of which are deducted from the Policy’s cash value on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts.
The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value	The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest as of such date.

no lapse date	For a Policy issued to any insured ages 0-60, the no lapse date is the lesser of the anniversary on which the insured’s attained age is 65 or the 20th Policy anniversary, whichever is earlier. For a Policy issued to an insured ages 61-85, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date	The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date	The date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected on your application. We place your net premium in the reallocation account in the event you exercise your free-look right. The reallocation date is the later of the policy date or the record date, plus fifteen days.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account	The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount	The initial specified amount of life insurance that you have selected shown on the Base Policy’s schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Base Policy’s specified amount. Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A death benefit or if you choose Option C death benefit on a policy applied for on or after November 10, 2008 and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge	If, during the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount), you fully surrender the Policy, then we will deduct a surrender charge from your cash value.

termination	When the insured’s life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for normal trading. Transamerica is open for business whenever the New York Stock Exchange is open.

valuation period	The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Transamerica)	Transamerica Financial Life Insurance Company.

written notice	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete and in good order, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

APPENDICES A-1 & B-1 FOR POLICIES APPLIED FOR ON OR AFTER
NOVEMBER 10, 2008
(BASED ON THE 2001 C.S.O. TABLES)

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 10, 2008
Appendix A-1
Surrender Charge Per Thousand
(Based on the gender and underwriting class of the insured)

					Female
		Male Standard/	Male Select/		Standard/
Issue	Male	Ultimate	Ultimate	Female	Ultimate	Female Select/
Age	Juvenile	Standard	Select	Juvenile	Standard	Ultimate Select
0	11.84			11.55
1	11.87			11.59
2	11.92			11.64
3	11.99			11.69
4	12.05			11.75
5	12.12			11.81
6	12.20			11.87
7	12.28			11.93
8	12.36			12.00
9	12.45			12.07
10	12.54			12.15
11	12.64			12.23
12	12.74			12.31
13	12.85			12.39
14	12.96			12.48
15	13.08			12.57
16	13.19			12.67
17	13.30			12.77
18		14.33	13.41		13.68	12.86
19		14.49	13.53		13.82	12.97
20		14.66	13.66		13.98	13.08
21		14.83	13.79		14.13	13.20
22		15.01	13.92		14.30	13.32
23		15.20	14.07		14.47	13.44
24		15.40	14.22		14.65	13.58
25		15.61	14.38		14.84	13.72
26		15.82	14.54		15.04	13.86
27		16.05	14.71		15.25	14.01
28		16.27	14.89		15.46	14.17
29		16.52	15.08		15.69	14.34
30		16.77	15.28		15.93	14.52
31		17.05	15.50		16.19	14.70
32		17.34	15.72		16.45	14.90
33		17.64	15.96		16.73	15.10
34		17.97	16.21		17.02	15.31
35		18.31	16.48		17.33	15.54
36		18.68	16.76		17.65	15.77
37		19.06	17.05		17.99	16.01
38		19.47	17.37		18.34	16.27
39		19.91	17.70		18.71	16.54

					Female
		Male Standard/	Male Select/		Standard/
Issue	Male	Ultimate	Ultimate	Female	Ultimate	Female Select/
Age	Juvenile	Standard	Select	Juvenile	Standard	Ultimate Select
40		20.57	18.21		19.27	16.97
41		21.07	18.59		19.69	17.27
42		21.60	18.99		20.13	17.59
43		22.15	19.41		20.60	17.93
44		22.72	19.85		21.10	18.28
45		23.32	20.31		21.62	18.66
46		23.94	20.79		22.18	19.05
47		24.59	21.29		22.78	19.47
48		25.27	21.83		23.41	19.91
49		26.02	22.40		24.08	20.37
50		27.42	23.49		25.32	21.29
51		28.32	24.17		26.08	21.82
52		29.27	24.89		26.88	22.38
53		30.28	25.65		27.72	22.97
54		31.34	26.47		28.61	23.59
55		32.46	27.33		29.54	24.25
56		33.65	28.24		30.51	24.94
57		34.92	29.22		31.53	25.66
58		36.27	30.27		32.60	26.42
59		37.74	31.40		33.73	27.22
60		40.51	33.43		35.85	28.72
61		42.29	34.79		37.15	29.64
62		44.16	36.22		38.52	30.62
63		46.11	37.74		39.97	31.65
64		48.11	39.33		41.52	32.76
65		50.21	41.04		43.18	33.94
66		52.41	42.85		44.96	35.20
67		54.74	44.80		46.89	36.54
68		57.00	46.89		48.94	37.98
69		57.00	49.14		51.14	39.52
70		57.00	53.46		55.57	42.44
71		57.00	56.33		57.00	44.27
72		57.00	57.00		57.00	46.20
73		57.00	57.00		57.00	48.28
74		57.00	57.00		57.00	50.53
75		57.00	57.00		57.00	56.37
76+		57.00	57.00		57.00	57.00

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 10, 2008
Appendix B-1
Illustrations
          The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.
          We based the illustration on page 87 on a Policy for an insured who is a 30 year old female in the Ultimate Select underwriting class (the “representative insured”), annual premium paid on the first day of each Policy year of $1,875, a $250,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.
          The illustration for the representative insured on page 88 is based on the same factors of those on page 87, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 2001 Commissioners Standard Ordinary Mortality Table).
          The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration uses the current charges for a Policy and the guaranteed illustration uses the guaranteed charges for a Policy. These fees are:
(1)	the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 1.50% of the average net assets of the subaccounts during the first 15 Policy years. We may reduce this charge to 0.75% in the 16th year but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 1.50% level after the 15th Policy year;

(2)	estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.23% of the portfolios’ gross average daily net assets. The 1.23% gross average portfolio expense level assumes an equal allocation of amounts among the 73 subaccounts available to new investors. We used annualized actual audited expenses incurred during 2008 for the portfolios to calculate the gross average annual expense level; and the premium expense charge (6.0% of premiums paid during the first ten Policy years on Policies with a specified amount in force of less than $250,000 and 4.0% on Policies with a specified amount in force of $250,000 - $499,999; and 2.5% of all premiums paid thereafter on Policies with a specified amount less than $500,000) and monthly deductions for the cost of insurance and the monthly Policy charge.
          The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.
          We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover -“Inquiries”.)

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 10, 2008
TFLIC FREEDOM ELITE BUILDER
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
FEMALE ISSUE AGE 30

Specified Amount $250,000	Ultimate Select Class
Annual Premium $1,875	Option Type A
Using Current Cost of Insurance Rates

	DEATH BENEFIT			CASH VALUE
	Assuming Hypothetical Gross and Net Annual Investment Return of			Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy	0% (Gross)	6% (Gross)	10% (Gross)	0% (Gross)	6% (Gross)	10% (Gross)
Year	-1.23% (Net)	4.77% (Net)	8.77% (Net)	-1.23% (Net)	4.77% (Net)	8.77% (Net)

1	250,000	250,000	250,000	1,480	1,579	1,645
2	250,000	250,000	250,000	2,912	3,202	3,402
3	250,000	250,000	250,000	4,298	4,871	5,280
4	250,000	250,000	250,000	5,640	6,589	7,288
5	250,000	250,000	250,000	6,935	8,352	9,432
6	250,000	250,000	250,000	8,182	10,160	11,719
7	250,000	250,000	250,000	9,382	12,015	14,161
8	250,000	250,000	250,000	10,533	13,915	16,764
9	250,000	250,000	250,000	11,645	15,870	19,551
10	250,000	250,000	250,000	12,715	17,878	22,530
15	250,000	250,000	250,000	17,541	28,874	40,970
20	250,000	250,000	250,000	21,788	42,526	68,825
25	250,000	250,000	250,000	25,135	58,776	109,716
30 (Age 60)	250,000	250,000	250,000	26,574	77,282	169,552
35 (Age 65)	250,000	250,000	315,060	26,154	98,818	258,246
40 (Age 70)	250,000	250,000	449,913	22,887	123,733	387,856
45 (Age 75)	250,000	250,000	618,335	16,470	153,490	577,883
50 (Age 80)	250,000	250,000	900,432	5,156	189,888	857,554
55 (Age 85)	*	250,000	1,328,078	*	236,123	1,264,836
60 (Age 90)	*	309,440	1,947,974	*	294,705	1,855,214
65 (Age 95)	*	369,711	2,747,806	*	366,051	2,720,600
70 (Age 100)	*	455,424	4,012,011	*	455,424	4,012,011

NET SURRENDER VALUE
Assuming Hypothetical Gross and Net Annual Investment Return of
End of	0% (Gross)	6% (Gross)	10% (Gross)	End of Policy	0% (Gross)	6% (Gross)	10% (Gross)
Policy Year	-1.23% (Net)	4.77% (Net)	8.77% (Net)	Year	-1.23% (Net)	4.77% (Net)	8.77% (Net)

1	—	—	—	20	21,788	42,526	68,825
2	—	—	—	25	25,135	58,776	109,716
3	668	1,241	1,650	30 (Age 60)	26,574	77,282	169,552
4	2,010	2,959	3,658	35 (Age 65)	26,154	98,818	258,246
5	3,341	4,758	5,838	40 (Age 70)	22,887	123,733	387,856
6	4,915	6,893	8,452	45 (Age 75)	16,470	153,490	577,883
7	6,478	9,111	11,257	50 (Age 80)	5,156	189,888	857,554
8	7,992	11,374	14,223	55 (Age 85)	*	236,123	1,264,836
9	9,467	13,692	17,373	60 (Age 90)	*	294,705	1,855,214
10	10,900	16,063	20,715	65 (Age 95)	*	366,051	2,720,600
15	17,541	28,874	40,970	70 (Age 100)	*	455,424	4,012,011

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 10, 2008
TFLIC FREEDOM ELITE BUILDER
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
FEMALE ISSUE AGE 30

Specified Amount $250,000 Annual Premium $1,875	Ultimate Select Class Option Type A
Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT			CASH VALUE
	Assuming Hypothetical Gross and Net Annual Investment Return of			Assuming Hypothetical Gross and Net Annual Investment Return of
	0% (Gross)	6% (Gross)	10% (Gross)	0% (Gross)	6% (Gross)	10% (Gross)
End of Policy Year	-1.23% (Net)	4.77% (Net)	8.77% (Net)	-1.23% (Net)	4.77% (Net)	8.77% (Net)

1	250,000	250,000	250,000	1,480	1,579	1,645
2	250,000	250,000	250,000	2,883	3,172	3,372
3	250,000	250,000	250,000	4,240	4,809	5,216
4	250,000	250,000	250,000	5,551	6,491	7,185
5	250,000	250,000	250,000	6,812	8,214	9,284
6	250,000	250,000	250,000	8,024	9,979	11,520
7	250,000	250,000	250,000	9,190	11,788	13,906
8	250,000	250,000	250,000	10,306	13,638	16,448
9	250,000	250,000	250,000	11,383	15,542	19,169
10	250,000	250,000	250,000	12,418	17,496	22,076
15	250,000	250,000	250,000	17,065	28,176	40,054
20	250,000	250,000	250,000	20,353	39,968	64,926
25	250,000	250,000	250,000	21,741	52,425	99,227
30 (Age 60)	250,000	250,000	250,000	20,581	65,011	147,111
35 (Age 65)	250,000	250,000	263,229	16,240	77,275	215,762
40 (Age 70)	250,000	250,000	363,474	7,337	88,331	313,340
45 (Age 75)	*	250,000	482,336	*	95,909	450,781
50 (Age 80)	*	250,000	678,076	*	95,420	645,787
55 (Age 85)	*	250,000	961,825	*	74,738	916,024
60 (Age 90)	*	*	1,348,009	*	*	1,283,818
65 (Age 95)	*	*	1,819,177	*	*	1,801,165
70 (Age 100)	*	*	2,568,735	*	*	2,568,735

NET SURRENDER VALUE
Assuming Hypothetical Gross and Net Annual Investment Return of
End of	0% (Gross)	6% (Gross)	10% (Gross)	End of Policy	0% (Gross)	6% (Gross)	10% (Gross)
Policy Year	-1.23% (Net)	4.77% (Net)	8.77% (Net)	Year	-1.23% (Net)	4.77% (Net)	8.77% (Net)
1	—	—	—	20	20,353	39,968	64,926
2	—	—	—	25	21,741	52,425	99,227
3	610	1,179	1,586	30 (Age 60)	20,581	65,011	147,111
4	1,921	2,861	3,555	35 (Age 65)	16,240	77,275	215,762
5	3,219	4,621	5,690	40 (Age 70)	7,337	88,331	313,340
6	4,757	6,712	8,253	45 (Age 75)	*	95,909	450,781
7	6,286	8,884	11,002	50 (Age 80)	*	95,420	645,787
8	7,765	11,097	13,907	55 (Age 85)	*	74,738	916,024
9	9,205	13,364	16,991	60 (Age 90)	*	*	1,283,818
10	10,603	15,681	20,261	65 (Age 95)	*	*	1,801,165
15	17,065	28,176	40,054	70 (Age 100)	*	*	2,568,735

*	In the absence of an additional payment, the Policy would lapse.

APPENDICES A-2 & B-2 FOR POLICIES APPLIED FOR BEFORE
NOVEMBER 10, 2008, and ISSUED
BEFORE JANUARY 1, 2009
(BASED ON THE 1980 C.S.O. MORTALITY TABLES)

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 10, 2008 and ISSUED BEFORE JANUARY 1, 2009
Appendix A-2
Surrender Charge Per Thousand
(Based on the gender and underwriting class of the insured)

		Male			Female
	Male	Ultimate		Female	Ultimate
	Ultimate Select/	Standard/		Ultimate Select/	Standard/
Issue Age	Select	Standard	Juvenile	Select	Standard
0	N/A	N/A	9.81 (male) 9.26 (female)	N/A	N/A
1	N/A	N/A	8.16	N/A	N/A
2	N/A	N/A	8.16	N/A	N/A
3	N/A	N/A	7.92	N/A	N/A
4	N/A	N/A	7.68	N/A	N/A
5	N/A	N/A	7.68	N/A	N/A
6	N/A	N/A	7.68	N/A	N/A
7	N/A	N/A	7.68	N/A	N/A
8	N/A	N/A	7.68	N/A	N/A
9	N/A	N/A	7.68	N/A	N/A
10	N/A	N/A	7.68	N/A	N/A
11	N/A	N/A	7.68	N/A	N/A
12	N/A	N/A	7.68	N/A	N/A
13	N/A	N/A	7.92	N/A	N/A
14	N/A	N/A	8.16	N/A	N/A
15	N/A	N/A	8.40	N/A	N/A
16	N/A	N/A	8.52	N/A	N/A
17	N/A	N/A	8.88	N/A	N/A
18	8.72	9.20		8.72	9.20
19	8.84	9.32		8.84	9.32
20	8.96	9.44		8.96	9.44
21	9.16	9.88		9.16	9.64
22	9.32	10.04		9.32	9.80
23	9.52	10.24		9.52	10.00
24	9.68	10.40		9.68	10.40
25	9.88	10.84		9.88	10.60
26	10.56	11.28		10.32	11.04
27	11.00	11.72		10.76	11.48
28	11.40	12.12		11.16	12.12
29	12.08	12.80		11.84	12.56
30	12.52	13.24		12.21	13.00
31	13.04	14.00		12.42	13.29
32	13.45	14.48		12.63	13.54
33	13.72	15.24		12.86	13.81
34	14.01	15.96		13.09	14.10
35	15.36	16.48		14.35	15.48
36	15.71	17.40		14.63	15.82
37	16.01	18.40		14.93	16.18
38	16.39	19.14		15.25	16.55
39	16.78	19.59		15.58	16.95

	Male	Male	Female	Female
Issue	Ultimate Select/	Ultimate Standard/	Ultimate Select/	Ultimate Standard/
Age	Select	Standard	Select	Standard
40	18.45	20.86	17.43	19.14
41	19.46	22.38	17.85	19.64
42	20.01	23.41	18.28	20.16
43	20.58	24.20	18.74	20.71
44	21.19	25.00	19.22	21.26
45	21.85	25.90	19.74	21.91
46	22.55	26.98	20.28	22.55
47	23.29	28.48	20.85	23.24
48	24.09	29.50	21.46	23.96
49	24.94	30.59	22.11	24.72
50	25.86	32.43	22.79	25.52
51	26.84	33.78	23.52	26.37
52	27.90	35.11	24.29	27.28
53	29.05	36.53	25.12	28.24
54	30.29	38.02	26.01	29.27
55	31.63	40.50	26.95	30.37
56	33.07	42.23	27.97	31.54
57	34.64	44.07	29.06	32.80
58	36.33	45.97	30.24	34.15
59	38.19	47.98	31.52	35.62
60	40.21	49.86	32.91	37.23
61	42.33	51.98	34.43	38.99
62	44.42	54.81	36.10	40.92
63	46.69	57.00	37.93	43.03
64	49.12	57.00	39.93	45.01
65	51.56	57.00	42.10	47.10
66	54.12	57.00	44.18	49.34
67	56.86	57.00	46.38	51.67
68	57.00	57.00	48.80	54.03
69	57.00	57.00	51.47	56.60
70	57.00	57.00	54.29	57.00
71 and over	57.00	57.00	57.00	57.00

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 10, 2008 and ISSUED BEFORE JANUARY 1, 2009
Appendix B-2
Illustrations
          The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.
          We based the illustration on page 93 on a Policy for an insured who is a 30 year old female in the Ultimate Select underwriting class (the “representative insured”), annual premium paid on the first day of each Policy year of $1,875, a $250,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.
          The illustration for the representative insured on page 94 is based on the same factors of those on page 93, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 1980 Commissioners Standard Ordinary Mortality Table).
          The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration uses the current charges for a Policy and the guaranteed illustration uses the guaranteed charges for a Policy. These fees are:
(3)	the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts during the first 15 Policy years. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We may reduce this charge to 0.30% in the 16th Policy year but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year;

(4)	estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.23% of the portfolios’ gross average daily net assets. The 1.23% gross average portfolio expense level assumes an equal allocation of amounts among the 73 subaccounts available to new investors. We used annualized actual audited expenses incurred during 2008 for the portfolios to calculate the gross average annual expense level; and

(5)	the premium expense charge (6.0% of premiums paid during the first ten Policy years on Policies with a specified amount in force of less than $250,000 and 4.0% on Policies with a specified amount in force of $250,000 — $499,999; and 2.5% of all premiums paid thereafter on Policies with a specified amount less than $500,000) and monthly deductions for the cost of insurance and the monthly Policy charge.
          The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.
          We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover — “Inquiries.”)

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 10, 2008 AND ISSUED BEFORE JANUARY 1, 2009
TFLIC FREEDOM ELITE BUILDER
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
FEMALE ISSUE AGE 30

Specified Amount $250,000 Annual Premium $1,875	Ultimate Select Class Option Type A
Using Current Cost of Insurance Rates

	DEATH BENEFIT			CASH VALUE
	Assuming Hypothetical Gross and Net Annual Investment Return of			Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy	0% (Gross)	6% (Gross)	10% (Gross)	0% (Gross)	6% (Gross)	10% (Gross)
Year	-1.23% (Net)	4.77% (Net)	8.77% (Net)	-1.23% (Net)	4.77% (Net)	8.77% (Net)

1	250,000	250,000	250,000	1,413	1,510	1,575
2	250,000	250,000	250,000	2,791	3,073	3,268
3	250,000	250,000	250,000	4,132	4,689	5,086
4	250,000	250,000	250,000	5,438	6,362	7,043
5	250,000	250,000	250,000	6,712	8,094	9,149
6	250,000	250,000	250,000	7,955	9,891	11,418
7	250,000	250,000	250,000	9,161	11,749	13,858
8	250,000	250,000	250,000	10,328	13,664	16,476
9	250,000	250,000	250,000	11,459	15,645	19,293
10	250,000	250,000	250,000	12,541	17,677	22,307
15	250,000	250,000	250,000	17,288	28,780	41,079
20	250,000	250,000	250,000	21,225	42,449	69,562
25	250,000	250,000	250,000	24,826	59,627	112,903
30 (Age 60)	250,000	250,000	250,000	26,974	80,164	178,191
35 (Age 65)	250,000	250,000	337,866	27,423	104,994	276,939
40 (Age 70)	250,000	250,000	492,010	24,955	134,813	424,147
45 (Age 75)	250,000	250,000	689,583	19,225	171,844	644,470
50 (Age 80)	250,000	250,000	1,024,229	8,437	219,234	975,456
55 (Age 85)	*	294,989	1,541,081	*	280,942	1,467,696
60 (Age 90)	*	374,515	2,306,261	*	356,681	2,196,439
65 (Age 95)	*	455,387	3,319,701	*	450,878	3,286,833
70 (Age 100)	*	571,176	4,946,811	*	571,176	4,946,811

NET SURRENDER VALUE
Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy	0% (Gross)	6% (Gross)	10% (Gross)	End of Policy	0% (Gross)	6% (Gross)	10% (Gross)
Year	-1.23% (Net)	4.77% (Net)	8.77% (Net)	Year	-1.23% (Net)	4.77% (Net)	8.77% (Net)

1	-	-	-	20	21,225	42,449	69,562
2	-	21	215	25	24,826	59,627	112,903
3	1,079	1,636	2,034	30 (Age 60)	26,974	80,164	178,191
4	2,386	3,309	3,990	35 (Age 65)	27,423	104,994	276,939
5	3,659	5,042	6,096	40 (Age 70)	24,955	134,813	424,147
6	5,208	7,144	8,671	45 (Age 75)	19,225	171,844	644,470
7	6,719	9,307	11,416	50 (Age 80)	8,437	219,234	975,456
8	8,191	11,527	14,339	55 (Age 85)	*	280,942	1,467,696
9	9,628	13,813	17,461	60 (Age 90)	*	356,681	2,196,439
10	11,014	16,151	20,781	65 (Age 95)	*	450,878	3,286,833
15	17,288	28,780	41,079	70 (Age 100)	*	571,176	4,946,811

*	In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 10, 2008 AND ISSUED BEFORE JANUARY 1, 2009
TFLIC FREEDOM ELITE BUILDER
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
FEMALE ISSUE AGE 30

Specified Amount $250,000	Ultimate Select Class
Annual Premium $1,875	Option Type A
Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT			CASH VALUE
	Assuming Hypothetical Gross and Net Annual Investment Return of			Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy	0% (Gross)	6% (Gross)	10% (Gross)	0% (Gross)	6% (Gross)	10% (Gross)
Year	-1.23% (Net)	4.77% (Net)	8.77% (Net)	-1.23% (Net)	4.77% (Net)	8.77% (Net)

1	250,000	250,000	250,000	1,413	1,510	1,575
2	250,000	250,000	250,000	2,747	3,027	3,221
3	250,000	250,000	250,000	4,044	4,595	4,989
4	250,000	250,000	250,000	5,305	6,216	6,888
5	250,000	250,000	250,000	6,524	7,884	8,922
6	250,000	250,000	250,000	7,707	9,607	11,106
7	250,000	250,000	250,000	8,845	11,378	13,444
8	250,000	250,000	250,000	9,935	13,193	15,943
9	250,000	250,000	250,000	10,975	15,053	18,614
10	250,000	250,000	250,000	11,962	16,955	21,468
15	250,000	250,000	250,000	16,174	27,234	39,125
20	250,000	250,000	250,000	19,188	39,177	64,913
25	250,000	250,000	250,000	20,365	52,427	102,275
30 (Age 60)	250,000	250,000	250,000	19,090	66,805	157,356
35 (Age 65)	250,000	250,000	293,171	14,348	82,038	240,304
40 (Age 70)	250,000	250,000	419,647	2,433	96,056	361,765
45 (Age 75)	*	250,000	577,242	*	106,261	539,478
50 (Age 80)	*	250,000	841,036	*	103,015	800,986
55 (Age 85)	*	250,000	1,232,771	*	62,679	1,174,067
60 (Age 90)	*	*	1,775,915	*	*	1,691,348
65 (Age 95)	*	*	2,467,003	*	*	2,442,577
70 (Age 100)	*	*	3,628,370	*	*	3,628,370

NET SURRENDER VALUE
Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy	0% (Gross)	6% (Gross)	10% (Gross)	End of Policy Year	0% (Gross)	6% (Gross)	10% (Gross)
Year	-1.23% (Net)	4.77% (Net)	8.77% (Net)		-1.23% (Net)	4.77% (Net)	8.77% (Net)

1	—	—	—	20	19,188	39,177	64,913
2	—	—	168	25	20,365	52,427	102,275
3	991	1,542	1,936	30 (Age 60)	19,090	66,805	157,356
4	2,252	3,163	3,835	35 (Age 65)	14,348	82,038	240,304
5	3,472	4,831	5,869	40 (Age 70)	2,433	96,056	361,765
6	4,960	6,860	8,359	45 (Age 75)	*	106,261	539,478
7	6,403	8,936	11,002	50 (Age 80)	*	103,015	800,986
8	7,798	11,056	13,806	55 (Age 85)	*	62,679	1,174,067
9	9,144	13,222	16,783	60 (Age 90)	*	*	1,691,348
10	10,436	15,429	19,941	65 (Age 95)	*	*	2,442,577
15	16,174	27,234	39,125	70 (Age 100)	*	*	3,628,370

*	In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover
Personalized Illustrations of Policy Benefits
          In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.
Inquiries
          To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.
          For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:
Transamerica
570 Carillon Parkway
St. Petersburg, FL 33716
1-800-322-7353
Facsimile: 1-727-299-1648 (for interfund transactions)
                1-727-299-1620 (for all other transactions)
(Monday — Friday from 8:30 a.m. — 7:00 p.m. Eastern time)
www.tafinlife.com/vp
          More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.
          TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra .com or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”) describing its Public Disclosure Program.
SEC File No. 333-61654/811-8878

May 1, 2009
STATEMENT OF ADDITIONAL INFORMATION
TFLIC FREEDOM ELITE BUILDER®
issued through
TFLIC Series Life Account
by
Transamerica Financial Life Insurance Company
Administrative Office:
P.O. Box 5068
Clearwater, Florida 33758-5068
1-800-322-7353
(727) 299-1531
Direct premium payments by check and all
loan repayments, correspondence,
and notices to the Mailing Address:
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499
This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the TFLIC Freedom Elite Builder® flexible premium variable life insurance policy offered by Transamerica Financial Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2009, by calling our administrative office at 1-800-322-7353 (Monday — Friday from 8:30 a.m. — 7:00 p.m. Eastern time), or by writing to the mailing address at Transamerica, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.
This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the
Transamerica Series Trust (Formerly, AEGON/Transamerica Series Trust) — Initial Class, Fidelity Variable
Insurance Products Funds, — Service Class 2 Shares, the ProFunds, the Access One Trust, the AllianceBernstein
Variable Products Series Fund, and the Franklin Templeton Variable Insurance Products Trust.

i

In order to supplement the description in the prospectus, the following provides additional information about Transamerica and the Policy, which may be of interest to a prospective purchaser.
The Policy — General Provisions
Ownership Rights
          The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change the owner by providing written notice to us, in good order, at our mailing address at any time while the insured is alive and the Policy is in force.

	•	Change is effective as of the date that the owner signs the written notice.

	•	Changing the owner does not automatically change the beneficiary.

	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

	•	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.

	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.

	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner’s estate upon the insured’s death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us in good order, at our mailing address.

	•	Change is effective as of the date the owner signs the written notice.

	•	We are not liable for any payments we made before we received the written notice at our mailing address.

	•	If an irrevocable beneficiary is named, such beneficiary may not be changed without their written consent.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.

	•	The owner retains any ownership rights that are not assigned.

	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.

	•	We are not:

> bound by any assignment unless we receive a written notice of the assignment at our mailing address;

> responsible for the validity of any assignment;

> liable for any payment we made before we received written notice of the assignment at our mailing address; or

1

	>	bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.
Our Right to Contest the Policy
          In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy. For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.
          A new two year contestability period shall apply to each increase in specified amount beginning on the effective date of each increase and will apply only to statements made in the application for the increase.
          We cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.
Suicide Exclusion
          If the insured commits suicide within two years of the Policy date, the Policy will terminate and our liability, including any riders attached to the Policy, is limited to an amount equal to the premiums paid, less any outstanding loan amount, including accrued interest, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum. For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.
          If the insured commits suicide within two years from the effective date of any increase in specified amount, our liability with respect to such increase will be its cost of insurance.
Misstatement of Age or Gender
          If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured’s correct age and gender.
Modifying the Policy
          Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.
          If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.
Mixed and Shared Funding
          In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the funds nor we currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, each fund’s Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for

2

example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.
          If a fund’s Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Transamerica will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.
Addition, Deletion, or Substitution of Portfolios
          We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.
          We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.
          In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.
Additional Information
Additional Information about Transamerica and the Separate Account
          Transamerica is a stock life insurance company that is wholly-owned indirectly by Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, a public company under Dutch law. Transamerica’s home office is located at 4 Manhattanville Road, Purchase, New York 10577 and the mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.
          Transamerica was incorporated in 1947 under the laws of New York and is subject to regulation by the Superintendent of Insurance of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica is licensed to sell insurance in 49 states (including New York) and in the District of Columbia. Transamerica submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

3

          Transamerica established the separate account as a separate investment account under New York law in 1994. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.
          Transamerica holds the assets of the separate account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of TCI to a limit of $10 million.
Legal Matters
          All matters relating to federal securities laws and New York law pertaining to the Policy have been passed upon by Robert F. Colby, Esq., Vice President and Assistant Secretary of Transamerica.
Personalized Illustrations of Policy Benefits
          In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.
          The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.
Sale of the Policies
          We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.
          Transamerica Capital, Inc. (“TCI”) serves as principal underwriter for the Policies. TCI’s home office is located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237. TCI is an affiliate of Transamerica and, like Transamerica, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.
          The Policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. Sales representatives are appointed as our insurance agents.
          For the period January 1, 2007 through April 30, 2007, and for the fiscal year 2006, before TCI replaced AFSG as principal underwriter for the Policies, the amounts paid to AFSG in connection with all Policies sold through the separate account were $744,315 and $2,775,586, respectively. For the period May 1, 2007 through December 31, 2007, TCI received $1,476,612 in connection with all Policies sold through the separate account. During fiscal year 2008, the amount paid to TCI in connection with all Policies sold through the separate account was $1,733,130. TCI and AFSG passed through to selling firms and did not retain any portion of, any commissions they received. Our parent company provides capital distributions to TCI (and provided capital distributions to AFSG) and pays for TCI’s (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.
          We and/or TCI or ISI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. These additional payments are not

4

offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.
Reports to Owners
          At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report

>	the current net surrender value	>	projected values

>	the current death benefit	>	investment experience of each subaccount

>	outstanding loans	>	any other information required by law
          You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.
Records
          We will maintain all records relating to the separate account and the fixed account.
Independent Registered Public Accounting Firm
          The financial statements of the separate account at December 31, 2008, and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Transamerica at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in the firm’s respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.
Experts
          Actuarial matters included in this SAI have been examined by Lorne Schinbein, Vice President, Assistant Actuary and Illustration Actuary of Transamerica, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, as stated in the opinion filed as an exhibit to the registration statement.
Financial Statements
          Transamerica’s statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account’s financial statements and you should consider these statutory-basis financial statements and schedules only as bearing upon Transamerica’s ability to meet our obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.
          Transamerica’s statutory-basis financial statements and schedules at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.
          The separate account’s financial statements, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

5

Underwriters
Underwriting Standards
          This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.
          Your cost of insurance charge will vary by the insured’s gender, issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, length of time from the Policy date or from the date of any increase in specified amount, and underwriting class. We currently place insureds into the following underwriting classes:

•	ultimate select (preferred) non

•	select (non-preferred) non-tobacco use;

•	ultimate standard (preferred) tobacco use;

•	standard (non-preferred) tobacco use; and

•	juvenile — under 18.
          We also place insureds in various sub-standard underwriting classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. We currently charge lower cost of insurance rates for insureds who are in an “ultimate class.” An ultimate class is only available if our underwriting guidelines require you to take a blood test because of the specified amount you have chosen.
IMSA
          We are a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the “Consumer” section or by contacting IMSA at 240-497-2900.
Performance Data
Other Performance Data in Advertising Sales Literature

We may compare each subaccount’s performance to the performance of:

•	other variable life issuers in general;

•	variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s Personal Finance, and Fortune);

> Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor’s Index of 500 Common Stocks, or other widely recognized indices;

> unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

•	other types of investments, such as:

6

>	certificates of deposit;

>	savings accounts and U.S. Treasuries;

>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

>	indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).
Transamerica’s Published Ratings
          We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.
Index to Financial Statements
TFLIC Series Life Account:
Report of Independent Registered Public Accounting Firm, dated (date 2009)
Statements of Assets and Liabilities at December 31, 2008
Statements of Operations for the year ended December 31, 2008
Statements of Changes in Net Assets for the years ended December 31, 2008 and 2007
Notes to the Financial Statements
Transamerica Financial Life Insurance Company
Report of Independent Registered Public Accounting Firm, dated (date 2009)
Balance Sheets Statutory-Basis at December 31, 2008 and 2007
Statements of Operations Statutory-Basis for the years ended December 31, 2008, 2007 and 2006
Statements of Changes in Capital and Surplus Statutory-Basis for the years ended December 31, 2008, 2007 and 2006
Statements of Cash Flow Statutory-Basis for the years ended December 31, 2008, 2007 and 2006
Notes to Financial Statements—Statutory-Basis
Statutory-Basis Financial Statement Schedules

7

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2008

		Transamerica		Transamerica
	Transamerica	Asset Allocation	Transamerica	Asset Allocation	Transamerica
	JPMorgan Core	- Conservative	Asset Allocation	- Moderate	Asset Allocation
	Bond VP	VP	- Growth VP	Growth VP	- Moderate VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	35,225.755	59,781.757	1,288,201.183	1,150,802.693	326,665.239

Cost	$424,873	$634,526	$14,784,218	$13,794,580	$3,718,127

Investments in mutual funds, Level 1 quoted prices at net asset value	$420,948	$495,591	$8,463,482	$9,390,550	$2,730,921
Receivable for units sold	—	—	—	—	—

Total assets	420,948	495,591	8,463,482	9,390,550	2,730,921

Liabilities
Payable for units redeemed	1	2	1	23	6

	$420,947	$495,589	$8,463,481	$9,390,527	$2,730,915

Net Assets:
Deferred annuity contracts terminable by owners	$420,947	$495,589	$8,463,481	$9,390,527	$2,730,915

Total net assets	$420,947	$495,589	$8,463,481	$9,390,527	$2,730,915

Accumulation units outstanding:
M&E - 1.50%	—	—	—	—	—

M&E - 0.90%	26,091	44,283	805,120	832,272	235,647

M&E - 0.75%	361	206	71,702	66,753	12,721

Accumulation unit value:
M&E - 1.50%	$10.529473	$10.310132	$10.004736	$10.161091	$10.269139

M&E - 0.90%	$15.972575	$11.145331	$9.701650	$10.509532	$11.049941

M&E - 0.75%	$11.669468	$9.922115	$9.100031	$9.643521	$9.986234

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	Transamerica	Transamerica	Transamerica	Transamerica	Transamerica
	International	MFS	Capital	Capital	Clarion Global
	Moderate	International	Guardian US	Guardian Value	Real Estate
	Growth VP	Equity VP	Equity VP	VP	Securities VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	80,378.387	171,615.959	1,131.480	800.229	76,930.459

Cost	$802,309	$1,421,556	$9,801	$13,700	$1,394,878

Investments in mutual funds, Level 1 quoted prices at net asset value	$540,143	$854,647	$5,329	$7,570	$603,135
Receivable for units sold	—	—	—	—	—

Total assets	540,143	854,647	5,329	7,570	603,135

Liabilities
Payable for units redeemed	4	5	4	6	19

	$540,139	$854,642	$5,325	$7,564	$603,116

Net Assets:
Deferred annuity contracts terminable by owners	$540,139	$854,642	$5,325	$7,564	$603,116

Total net assets	$540,139	$854,642	$5,325	$7,564	$603,116

Accumulation units outstanding:
M&E - 1.50%	—	—	—	—	—

M&E - 0.90%	60,603	104,291	670	732	29,731

M&E - 0.75%	15,736	—	—	187	1,758

Accumulation unit value:
M&E - 1.50%	$10.473077	$10.546147	$9.706355	$9.859624	$10.181996

M&E - 0.90%	$7.069717	$8.194743	$7.952797	$8.373030	$19.723888

M&E - 0.75%	$7.097876	$6.489796	$6.139467	$7.684300	$9.506920

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	Transamerica			Transamerica
	Federated	Transamerica	Transamerica	JPMorgan	Transamerica
	Market	Science &	JPMorgan Mid	Enhanced Index	Marsico
	Opportunity VP	Technology VP	Cap Value VP	VP	Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	74,192.377	61,370.627	24,987.157	4,900.082	14,486.379

Cost	$1,156,666	$261,238	$319,205	$74,575	$145,963

Investments in mutual funds, Level 1 quoted prices at net asset value	$991,952	$160,177	$231,131	$39,936	$106,909
Receivable for units sold	2	—	—	—	—

Total assets	991,954	160,177	231,131	39,936	106,909

Liabilities
Payable for units redeemed	—	3	—	2	4

	$991,954	$160,174	$231,131	$39,934	$106,905

Net Assets:
Deferred annuity contracts terminable by owners	$991,954	$160,174	$231,131	$39,934	$106,905

Total net assets	$991,954	$160,174	$231,131	$39,934	$106,905

Accumulation units outstanding:
M&E - 1.50%	—	—	—	—	—

M&E - 0.90%	53,508	63,366	19,012	4,609	14,386

M&E - 0.75%	719	60	—	35	—

Accumulation unit value:
M&E - 1.50%	$11.012150	$9.398112	$—	$9.700494	$9.534971

M&E - 0.90%	$18.399710	$2.520785	$12.157230	$8.600667	$7.431041

M&E - 0.75%	$10.305205	$7.403835	$9.438900	$8.259392	$8.724795

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	Transamerica				Transamerica
	BlackRock	Transamerica	Transamerica	Transamerica	Legg Mason
	Large Cap	MFS High Yield	Munder Net50	PIMCO Total	Partners All
	Value VP	VP	VP	Return VP	Cap VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	31,584.418	3,115.792	29,604.989	12,162.584	103,803.588

Cost	$561,879	$27,242	$266,894	$138,126	$1,265,129

Investments in mutual funds, Level 1 quoted prices at net asset value	$350,271	$18,290	$148,025	$129,653	$771,261
Receivable for units sold	—	—	2	1	—

Total assets	350,271	18,290	148,027	129,654	771,261

Liabilities
Payable for units redeemed	4	2	—	—	6

	$350,267	$18,288	$148,027	$129,654	$771,255

Net Assets:
Deferred annuity contracts terminable by owners	$350,267	$18,288	$148,027	$129,654	$771,255

Total net assets	$350,267	$18,288	$148,027	$129,654	$771,255

Accumulation units outstanding:
M&E - 1.50%	—	—	—	—	—

M&E - 0.90%	28,326	1,763	22,191	9,002	71,287

M&E - 0.75%	894	107	245	1,650	435

Accumulation unit value:
M&E - 1.50%	$10.242084	$9.923628	$9.481197	$10.454935	$9.841783

M&E - 0.90%	$12.042565	$9.846122	$6.582245	$12.384124	$10.767454

M&E - 0.75%	$10.237664	$8.625852	$7.981871	$11.013033	$8.447786

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	Transamerica
	T. Rowe Price	Transamerica	Transamerica	Transamerica
	Equity Income	T. Rowe Price	Templeton	Third Avenue	Transamerica
	VP	Small Cap VP	Global VP	Value VP	Balanced VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	27,395.384	87,518.719	119,423.512	164,724.001	5,171.802

Cost	$435,732	$742,584	$2,313,807	$2,838,537	$61,290

Investments in mutual funds, Level 1 quoted prices at net asset value	$228,204	$461,224	$1,650,433	$1,400,154	$43,340
Receivable for units sold	—	—	—	—	—

Total assets	228,204	461,224	1,650,433	1,400,154	43,340

Liabilities
Payable for units redeemed	8	8	213	6	2

	$228,196	$461,216	$1,650,220	$1,400,148	$43,338

Net Assets:
Deferred annuity contracts terminable by owners	$228,196	$461,216	$1,650,220	$1,400,148	$43,338

Total net assets	$228,196	$461,216	$1,650,220	$1,400,148	$43,338

Accumulation units outstanding:
M&E - 1.50%	—	—	—	—	—

M&E - 0.90%	24,833	49,106	222,615	72,768	4,016

M&E - 0.75%	932	2,980	899	4,757	234

Accumulation unit value:
M&E - 1.50%	$9.740389	$10.031354	$10.203168	$9.722628	$9.938713

M&E - 0.90%	$8.862560	$8.856950	$7.377122	$18.652563	$10.239005

M&E - 0.75%	$8.702471	$8.822208	$8.861726	$9.005485	$9.501817

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2008

			Transamerica
	Transamerica		Growth	Transamerica	Transamerica
	Convertible	Transamerica	Opportunities	Money Market	Small/MidCap
	Securities VP	Equity VP	VP	VP	Value VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	4,046.724	425,294.555	189,181.090	1,713,212.260	34,803.424

Cost	$39,341	$10,305,274	$2,581,547	$1,713,212	$659,880

Investments in mutual funds, Level 1 quoted prices at net asset value	$25,130	$6,370,912	$1,464,262	$1,713,212	$403,720
Receivable for units sold	—	3	—	172	—

Total assets	25,130	6,370,915	1,464,262	1,713,384	403,720

Liabilities
Payable for units redeemed	3	—	40	—	8

	$25,127	$6,370,915	$1,464,222	$1,713,384	$403,712

Net Assets:
Deferred annuity contracts terminable by owners	$25,127	$6,370,915	$1,464,222	$1,713,384	$403,712

Total net assets	$25,127	$6,370,915	$1,464,222	$1,713,384	$403,712

Accumulation units outstanding:
M&E - 1.50%	—	—	—	—	—

M&E - 0.90%	2,332	648,704	142,961	123,771	33,965

M&E - 0.75%	44	3,683	660	15,376	3,046

Accumulation unit value:
M&E - 1.50%	$10.154193	$9.602447	$9.910238	$10.000053	$10.158131

M&E - 0.90%	$10.600586	$9.771856	$10.198795	$12.443737	$10.921429

M&E - 0.75%	$9.277488	$8.653026	$9.384374	$11.264893	$10.757214

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	Transamerica		Transamerica
	U.S.	Transamerica	Van Kampen
	Government	Value Balanced	Mid-Cap	Transamerica	Transamerica
	Securities VP	VP	Growth VP	Index 50 VP	Index 75 VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	17,837.188	55,969.359	176,919.018	0.314	0.555

Cost	$216,522	$685,977	$3,452,157	$3	$4

Investments in mutual funds, Level 1 quoted prices at net asset value	$225,462	$480,777	$2,404,329	$3	$4
Receivable for units sold	—	—	—	—	—

Total assets	225,462	480,777	2,404,329	3	4

Liabilities
Payable for units redeemed	—	4	16	3	4

	$225,462	$480,773	$2,404,313	$—	$—

Net Assets:
Deferred annuity contracts terminable by owners	$225,462	$480,773	$2,404,313	$—	$—

Total net assets	$225,462	$480,773	$2,404,313	$—	$—

Accumulation units outstanding:
M&E - 1.50%	—	—	—	—	—

M&E - 0.90%	6,496	44,125	339,389	—	—

M&E - 0.75%	12,213	266	5,751	—	—

Accumulation unit value:
M&E - 1.50%	$10.541467	$10.009264	$9.723812	$10.507317	$10.312897

M&E - 0.90%	$12.711799	$10.838808	$6.944186	$8.230487	$7.266233

M&E - 0.75%	$11.699389	$9.464174	$8.265240	$8.238683	$7.273482

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2008

				ProFund VP
	ProFund VP	ProFund VP	ProFund VP	Short Small-	ProFund VP
	Bull	Money Market	NASDAQ-100	Cap	Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	517.195	123,871.520	3,583.156	2,042.465	5,250.954

Cost	$9,563	$123,872	$47,173	$34,428	$106,759

Investments in mutual funds, Level 1 quoted prices at net asset value	$9,791	$123,872	$38,376	$36,192	$93,257
Receivable for units sold	—	—	—	—	—

Total assets	9,791	123,872	38,376	36,192	93,257

Liabilities
Payable for units redeemed	5	9	40	27	7

	$9,786	$123,863	$38,336	$36,165	$93,250

Net Assets:
Deferred annuity contracts terminable by owners	$9,786	$123,863	$38,336	$36,165	$93,250

Total net assets	$9,786	$123,863	$38,336	$36,165	$93,250

Accumulation units outstanding:
M&E - 1.50%	—	—	—	—	—

M&E - 0.90%	1,348	7,878	4,658	3,144	11,835

M&E - 0.75%	—	3,944	387	78	1,525

Accumulation unit value:
M&E - 1.50%	$9.757763	$9.975194	$9.248819	$8.850531	$10.013688

M&E - 0.90%	$7.259718	$10.463441	$7.595978	$11.223047	$6.976554

M&E - 0.75%	$7.287342	$10.503029	$7.624865	$11.265684	$7.003096

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	Access VP High	ProFund VP	ProFund VP Oil	ProFund VP	ProFund VP
	Yield	Europe 30	& Gas	UltraSmall-Cap	Utilities
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	0.027	0.233	146.743	2,385.677	72.784

Cost	$1	$4	$5,977	$19,859	$1,910

Investments in mutual funds, Level 1 quoted prices at net asset value	$1	$4	$5,699	$18,537	$1,876
Receivable for units sold	—	—	—	—	—

Total assets	1	4	5,699	18,537	1,876

Liabilities
Payable for units redeemed	1	4	4	17	3

	$—	$—	$5,695	$18,520	$1,873

Net Assets:
Deferred annuity contracts terminable by owners	$—	$—	$5,695	$18,520	$1,873

Total net assets	$—	$—	$5,695	$18,520	$1,873

Accumulation units outstanding:
M&E - 1.50%	—	—	—	—	—

M&E - 0.90%	—	—	225	—	60

M&E - 0.75%	—	—	671	4,607	190

Accumulation unit value:
M&E - 1.50%	$10.429975	$10.116909	$10.002599	$9.474077	$10.364248

M&E - 0.90%	$9.901889	$6.007191	$6.350986	$4.014395	$7.481180

M&E - 0.75%	$9.914286	$6.014748	$6.358969	$4.019470	$7.490558

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	ProFund VP		ProFund VP	ProFund VP	ProFund VP
	Consumer	ProFund VP	Small-Cap	Falling US	Emerging
	Services	Pharmaceuticals	Value	Dollar	Markets
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	0.289	0.146	0.480	209.976	535.177

Cost	$5	$3	$8	$6,323	$13,088

Investments in mutual funds, Level 1 quoted prices at net asset value	$6	$3	$9	$6,320	$9,280
Receivable for units sold	—	—	—	2	—

Total assets	6	3	9	6,322	9,280

Liabilities
Payable for units redeemed	6	3	9	—	9

	$—	$—	$—	$6,322	$9,271

Net Assets:
Deferred annuity contracts terminable by owners	$—	$—	$—	$6,322	$9,271

Total net assets	$—	$—	$—	$6,322	$9,271

Accumulation units outstanding:
M&E - 1.50%	—	—	—	—	—

M&E - 0.90%	—	—	—	258	1,718

M&E - 0.75%	—	—	—	438	126

Accumulation unit value:
M&E - 1.50%	$10.243549	$10.627672	$10.232354	$10.395730	$10.960374

M&E - 0.90%	$7.060069	$8.621734	$7.220372	$9.080781	$5.027614

M&E - 0.75%	$7.068930	$8.632556	$7.229439	$9.092165	$5.033930

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2008

					ProFund VP
					U.S.
	ProFund VP	ProFund VP	ProFund VP	ProFund VP Short	Government
	International	Asia 30	Japan	NASDAQ-100	Plus
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	79.072	0.239	52.961	194.954	1,031.326

Cost	$1,446	$8	$560	$4,286	$38,468

Investments in mutual funds, Level 1 quoted prices at net asset value	$1,336	$9	$657	$3,954	$48,740
Receivable for units sold	—	—	—	—	—

Total assets	1,336	9	657	3,954	48,740

Liabilities
Payable for units redeemed	5	9	6	1	3

	$1,331	$—	$651	$3,953	$48,737

Net Assets:
Deferred annuity contracts terminable by owners	$1,331	$—	$651	$3,953	$48,737

Total net assets	$1,331	$—	$651	$3,953	$48,737

Accumulation units outstanding:
M&E - 1.50%	—	—	—	—	—

M&E - 0.90%	—	—	100	312	2,369

M&E - 0.75%	222	—	—	—	879

Accumulation unit value:
M&E - 1.50%	$10.476795	$11.226847	$10.661673	$10.129206	$13.928642

M&E - 0.90%	$5.996874	$5.514951	$6.494548	$12.675777	$15.000450

M&E - 0.75%	$6.004411	$5.521895	$6.502701	$12.691626	$15.019193

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	ProFund VP	ProFund VP	ProFund VP	ProFund VP	ProFund VP
	Basic Materials	Financials	Precious Metals	Telecommunications	Mid-Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	172.366	1,184.671	973.681	40.305	4,893.405

Cost	$4,555	$19,850	$28,689	$264	$96,815

Investments in mutual funds, Level 1 quoted prices at net asset value	$4,313	$18,741	$30,447	$272	$89,305
Receivable for units sold	—	—	4	1	—

Total assets	4,313	18,741	30,451	273	89,305

Liabilities
Payable for units redeemed	4	6	—	—	9

	$4,309	$18,735	$30,451	$273	$89,296

Net Assets:
Deferred annuity contracts terminable by owners	$4,309	$18,735	$30,451	$273	$89,296

Total net assets	$4,309	$18,735	$30,451	$273	$89,296

Accumulation units outstanding:
M&E - 1.50%	—	—	—	—	—

M&E - 0.90%	722	—	3,128	—	12,155

M&E - 0.75%	197	3,525	2,003	35	1,670

Accumulation unit value:
M&E - 1.50%	$9.191708	$9.063213	$15.016976	$10.601696	$10.101549

M&E - 0.90%	$4.688636	$5.308638	$5.931092	$7.724867	$6.458127

M&E - 0.75%	$4.694538	$5.315336	$5.938541	$7.734543	$6.466250

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2008

	ProFund VP	ProFund VP			Fidelity VIP
	Short Emerging	Short	Fidelity VIP	Fidelity VIP	Growth
	Markets	International	Contrafund®	Equity-Income	Opportunities
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	8.611	46.855	18,716.526	15,048.351	8,194.176

Cost	$390	$2,040	$468,356	$331,413	$126,430

Investments in mutual funds, Level 1 quoted prices at net asset value	$278	$1,902	$283,368	$195,629	$81,286
Receivable for units sold	—	—	—	—	3

Total assets	278	1,902	283,368	195,629	81,289

Liabilities
Payable for units redeemed	1	1	5	1	—

	$277	$1,901	$283,363	$195,628	$81,289

Net Assets:
Deferred annuity contracts terminable by owners	$277	$1,901	$283,363	$195,628	$81,289

Total net assets	$277	$1,901	$283,363	$195,628	$81,289

Accumulation units outstanding:
M&E - 1.50%	—	—	—	—	—

M&E - 0.90%	—	126	32,649	24,179	18,219

M&E - 0.75%	21	23	—	—	—

Accumulation unit value:
M&E - 1.50%	$7.911251	$8.761430	$—	$—	$—

M&E - 0.90%	$13.134333	$12.787938	$8.679149	$8.090859	$4.461804

M&E - 0.75%	$13.150772	$12.803946	$—	$—	$—

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2008

Fidelity VIP
Index 500
Subaccount
Assets
Investment in securities:
Number of shares	607.372

Cost	$91,523

Investments in mutual funds, Level 1 quoted prices at net asset value	$59,826
Receivable for units sold	—

Total assets	59,826

Liabilities
Payable for units redeemed	7

$59,819

Net Assets:
Deferred annuity contracts terminable by owners	$59,819

Total net assets	$59,819

Accumulation units outstanding:
M&E - 1.50%	—

M&E - 0.90%	6,437

M&E - 0.75%	645

Accumulation unit value:
M&E - 1.50%	$9.748013

M&E - 0.90%	$8.447145

M&E - 0.75%	$8.437570

See accompanying notes.

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2008, except
as noted

		Transamerica		Transamerica
	Transamerica	Asset	Transamerica	Asset	Transamerica
	JPMorgan	Allocation –	Asset	Allocation –	Asset
	Core Bond	Conservative	Allocation –	Moderate	Allocation –
	VP	VP	Growth VP	Growth VP	Moderate VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$17,656	$16,046	$352,647	$365,258	$111,762
Expenses:
Administrative, mortality and expense risk charge	3,575	4,150	103,911	104,690	28,903

Net investment income (loss)	14,081	11,896	248,736	260,568	82,859

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	29,181	2,164,400	1,306,387	307,214
Proceeds from sales	72,577	104,650	2,008,684	1,110,363	484,535
Cost of investments sold	75,451	129,779	2,602,702	1,256,016	575,315

Net realized capital gains (losses) on investments	(2,874)	4,052	1,570,382	1,160,734	216,434

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(10,610)	7,182	1,238,312	1,645,668	309,769
End of period	(3,925)	(138,935)	(6,320,736)	(4,404,030)	(987,206)

Net change in unrealized appreciation/depreciation of investments	6,685	(146,117)	(7,559,048)	(6,049,698)	(1,296,975)

Net realized and unrealized capital gains (losses) on investments	3,811	(142,065)	(5,988,666)	(4,888,964)	(1,080,541)

Increase (decrease) in net assets from operations	$17,892	$(130,169)	$(5,739,930)	$(4,628,396)	$(997,682)

See accompanying notes.

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2008, except
as noted

					Transamerica
	Transamerica	Transamerica	Transamerica	Transamerica	Clarion
	International	MFS	Capital	Capital	Global Real
	Moderate	International	Guardian US	Guardian	Estate
	Growth VP	Equity VP	Equity VP	Value VP	Securities VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$22,366	$66,682	$163	$709	$75,146
Expenses:
Administrative, mortality and expense risk charge	8,546	11,107	59	81	10,006

Net investment income (loss)	13,820	55,575	104	628	65,140

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	33,045	101,795	1,299	758	270,307
Proceeds from sales	555,705	267,570	1,748	2,247	441,656
Cost of investments sold	735,085	329,636	1,865	3,527	673,404

Net realized capital gains (losses) on investments	(146,335)	39,729	1,182	(522)	38,559

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	51,069	61,917	36	(1,286)	(134,207)
End of period	(262,166)	(566,909)	(4,472)	(6,130)	(791,743)

Net change in unrealized appreciation/depreciation of investments	(313,235)	(628,826)	(4,508)	(4,844)	(657,536)

Net realized and unrealized capital gains (losses) on investments	(459,570)	(589,097)	(3,326)	(5,366)	(618,977)

Increase (decrease) in net assets from operations	$(445,750)	$(533,522)	$(3,222)	$(4,738)	$(553,837)

See accompanying notes.

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2008, except
as noted

	Transamerica
	Federated			Transamerica
	Market	Transamerica	Transamerica	JPMorgan	Transamerica
	Opportunity	Science &	JPMorgan Mid	Enhanced	Marsico
	VP	Technology VP	Cap Value VP	Index VP	Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$49,352	$—	$4,719	$2,972	$1,335
Expenses:
Administrative, mortality and expense risk charge	9,536	2,185	2,913	446	1,441

Net investment income (loss)	39,816	(2,185)	1,806	2,526	(106)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	14,135	38,540	8,003	4,684
Proceeds from sales	163,358	39,898	49,826	5,094	30,751
Cost of investments sold	186,160	45,589	50,950	5,811	30,112

Net realized capital gains (losses) on investments	(22,802)	8,444	37,416	7,286	5,323

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(86,886)	65,034	75,813	(1,904)	48,300
End of period	(164,714)	(101,061)	(88,074)	(34,639)	(39,054)

Net change in unrealized appreciation/depreciation of investments	(77,828)	(166,095)	(163,887)	(32,735)	(87,354)

Net realized and unrealized capital gains (losses) on investments	(100,630)	(157,651)	(126,471)	(25,449)	(82,031)

Increase (decrease) in net assets from operations	$(60,814)	$(159,836)	$(124,665)	$(22,923)	$(82,137)

See accompanying notes.

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2008, except
as noted

	Transamerica				Transamerica
	BlackRock	Transamerica	Transamerica	Transamerica	Legg Mason
	Large Cap	MFS High	Munder Net50	PIMCO Total	Partners All
	Value VP	Yield VP	VP	Return VP	Cap VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$4,062	$2,067	$9,421	$7,864	$22,059
Expenses:
Administrative, mortality and expense risk charge	3,739	187	1,965	1,102	9,210

Net investment income (loss)	323	1,880	7,456	6,762	12,849

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	51,278	180	48,642	60	148,262
Proceeds from sales	45,268	3,196	55,369	61,726	84,128
Cost of investments sold	54,346	3,917	67,921	64,453	103,510

Net realized capital gains (losses) on investments	42,200	(541)	36,090	(2,667)	128,880

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	5,062	(1,644)	44,662	2,946	94,705
End of period	(211,608)	(8,952)	(118,869)	(8,473)	(493,868)

Net change in unrealized appreciation/depreciation of investments	(216,670)	(7,308)	(163,531)	(11,419)	(588,573)

Net realized and unrealized capital gains (losses) on investments	(174,470)	(7,849)	(127,441)	(14,086)	(459,693)

Increase (decrease) in net assets from operations	$(174,147)	$(5,969)	$(119,985)	$(7,324)	$(446,844)

See accompanying notes.

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2008, except
as noted

	Transamerica
	T. Rowe Price	Transamerica	Transamerica	Transamerica
	Equity Income	T. Rowe Price	Templeton	Third Avenue	Transamerica
	VP	Small Cap VP	Global VP	Value VP	Balanced VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$10,549	$7,769	$47,076	$94,891	$1,040
Expenses:
Administrative, mortality and expense risk charge	2,622	3,973	21,649	16,426	484

Net investment income (loss)	7,927	3,796	25,427	78,465	556

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	84,819	93,260	—	540,802	4,564
Proceeds from sales	42,222	59,683	222,772	130,809	12,701
Cost of investments sold	42,020	80,152	224,500	162,602	12,515

Net realized capital gains (losses) on investments	85,021	72,791	(1,728)	509,009	4,750

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	13,235	(12,071)	694,989	70,768	8,645
End of period	(207,528)	(281,360)	(663,374)	(1,438,383)	(17,950)

Net change in unrealized appreciation/depreciation of investments	(220,763)	(269,289)	(1,358,363)	(1,509,151)	(26,595)

Net realized and unrealized capital gains (losses) on investments	(135,742)	(196,498)	(1,360,091)	(1,000,142)	(21,845)

Increase (decrease) in net assets from operations	$(127,815)	$(192,702)	$(1,334,664)	$(921,677)	$(21,289)

See accompanying notes.

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2008, except
as noted

			Transamerica
	Transamerica		Growth	Transamerica	Transamerica
	Convertible	Transamerica	Opportunities	Money Market	Small/MidCap
	Securities VP	Equity VP	VP	VP	Value VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$1,552	$22,627	$77,181	$17,335	$8,854
Expenses:
Administrative, mortality and expense risk charge	271	85,870	18,319	7,166	3,974

Net investment income (loss)	1,281	(63,243)	58,862	10,169	4,880

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	4,505	382,541	541,252	(7)	50,021
Proceeds from sales	31,496	851,747	254,779	251,196	71,692
Cost of investments sold	36,632	815,997	318,327	251,196	75,153

Net realized capital gains (losses) on investments	(631)	418,291	477,704	(7)	46,560

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	1,046	2,044,368	466,793	—	29,370
End of period	(14,211)	(3,934,362)	(1,117,285)	—	(256,160)

Net change in unrealized appreciation/depreciation of investments	(15,257)	(5,978,730)	(1,584,078)	—	(285,530)

Net realized and unrealized capital gains (losses) on investments	(15,888)	(5,560,439)	(1,106,374)	(7)	(238,970)

Increase (decrease) in net assets from operations	$(14,607)	$(5,623,682)	$(1,047,512)	$10,162	$(234,090)

See accompanying notes.

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2008, except
as noted

	Transamerica		Transamerica
	U.S.	Transamerica	Van Kampen
	Government	Value Balanced	Mid-Cap	Transamerica	Transamerica
	Securities VP	VP	Growth VP	Index 50 VP	Index 75 VP
	Subaccount	Subaccount	Subaccount	Subaccount(1)	Subaccount(1)
Net investment income (loss)
Income:
Dividends	$1,198	$30,112	$78,312	$—	$—
Expenses:
Administrative, mortality and expense risk charge	659	5,610	32,750	—	—

Net investment income (loss)	539	24,502	45,562	—	—

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	53,481	—	—	—
Proceeds from sales	16,427	66,498	325,177	300	300
Cost of investments sold	16,122	78,154	315,032	300	300

Net realized capital gains (losses) on investments	305	41,825	10,145	—	—

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	61	85,685	1,137,241	—	—
End of period	8,940	(205,200)	(1,047,828)	—	—

Net change in unrealized appreciation/depreciation of investments	8,879	(290,885)	(2,185,069)	—	—

Net realized and unrealized capital gains (losses) on investments	9,184	(249,060)	(2,174,924)	—	—

Increase (decrease) in net assets from operations	$9,723	$(224,558)	$(2,129,362)	$—	$—

See accompanying notes.

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2008, except
as noted

				ProFund VP
	ProFund VP	ProFund VP	ProFund VP	Short Small-	ProFund VP
	Bull	Money Market	NASDAQ-100	Cap	Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$—	$194	$—	$1,556	$68
Expenses:
Administrative, mortality and expense risk charge	26	456	185	459	300

Net investment income (loss)	(26)	(262)	(185)	1,097	(232)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	2,467
Proceeds from sales	136,287	75,715	277,212	847,447	341,849
Cost of investments sold	139,570	75,715	277,256	846,223	348,143

Net realized capital gains (losses) on investments	(3,283)	—	(44)	1,224	(3,827)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(18)	—	(417)	1	(383)
End of period	228	—	(8,797)	1,764	(13,502)

Net change in unrealized appreciation/depreciation of investments	246	—	(8,380)	1,763	(13,119)

Net realized and unrealized capital gains (losses) on investments	(3,037)	—	(8,424)	2,987	(16,946)

Increase (decrease) in net assets from operations	$(3,063)	$(262)	$(8,609)	$4,084	$(17,178)

See accompanying notes.

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2008, except
as noted

				ProFund VP
	Access VP	ProFund VP	ProFund VP	UltraSmall-	ProFund VP
	High Yield	Europe 30	Oil & Gas	Cap	Utilities
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Net investment income (loss)
Income:
Dividends	$568	$—	$—	$—	$40
Expenses:
Administrative, mortality and expense risk charge	32	1	75	38	38

Net investment income (loss)	536	(1)	(75)	(38)	2

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	439	—	40
Proceeds from sales	28,885	32,304	339,563	290,987	184,548
Cost of investments sold	30,479	32,622	345,406	297,214	185,896

Net realized capital gains (losses) on investments	(1,594)	(318)	(5,404)	(6,227)	(1,308)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—	—
End of period	—	—	(278)	(1,322)	(34)

Net change in unrealized appreciation/depreciation of investments	—	—	(278)	(1,322)	(34)

Net realized and unrealized capital gains (losses) on investments	(1,594)	(318)	(5,682)	(7,549)	(1,342)

Increase (decrease) in net assets from operations	$(1,058)	$(319)	$(5,757)	$(7,587)	$(1,340)

See accompanying notes.

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2008, except
as noted

	ProFund VP		ProFund VP	ProFund VP	ProFund VP
	Consumer	ProFund VP	Small-Cap	Falling US	Emerging
	Services	Pharmaceuticals	Value	Dollar	Markets
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Net investment income (loss)
Income:
Dividends	$—	$—	$—	$27	$75
Expenses:
Administrative, mortality and expense risk charge	4	3	3	86	78

Net investment income (loss)	(4)	(3)	(3)	(59)	(3)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	14	4
Proceeds from sales	72,593	72,642	50,732	51,840	332,776
Cost of investments sold	73,588	73,301	51,022	54,807	330,051

Net realized capital gains (losses) on investments	(995)	(659)	(290)	(2,953)	2,729

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—	—
End of period	1	—	1	(3)	(3,808)

Net change in unrealized appreciation/depreciation of investments	1	—	1	(3)	(3,808)

Net realized and unrealized capital gains (losses) on investments	(994)	(659)	(289)	(2,956)	(1,079)

Increase (decrease) in net assets from operations	$(998)	$(662)	$(292)	$(3,015)	$(1,082)

See accompanying notes.

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2008, except
as noted

					ProFund VP
				ProFund VP	U.S.
	ProFund VP	ProFund VP	ProFund VP	Short	Government
	International	Asia 30	Japan	NASDAQ-100	Plus
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Net investment income (loss)
Income:
Dividends	$8	$—	$—	$36	$172
Expenses:
Administrative, mortality and expense risk charge	10	6	7	30	108

Net investment income (loss)	(2)	(6)	(7)	6	64

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	88,147	85,665	38,899	267,392	39,320
Cost of investments sold	88,971	85,945	38,456	267,422	35,045

Net realized capital gains (losses) on investments	(824)	(280)	443	(30)	4,275

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—	—
End of period	(110)	1	97	(332)	10,272

Net change in unrealized appreciation/depreciation of investments	(110)	1	97	(332)	10,272

Net realized and unrealized capital gains (losses) on investments	(934)	(279)	540	(362)	14,547

Increase (decrease) in net assets from operations	$(936)	$(285)	$533	$(356)	$14,611

See accompanying notes.

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2008, except
as noted

	ProFund VP		ProFund VP
	Basic	ProFund VP	Precious	ProFund VP	ProFund VP
	Materials	Financials	Metals	Telecommunications	Mid-Cap
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Net investment income (loss)
Income:
Dividends	$14	$—	$2,178	$7	$54
Expenses:
Administrative, mortality and expense risk charge	56	35	112	22	181

Net investment income (loss)	(42)	(35)	2,066	(15)	(127)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	4,819	38	—
Proceeds from sales	282,461	144,784	670,299	80,935	62,325
Cost of investments sold	288,276	144,901	689,818	80,877	63,283

Net realized capital gains (losses) on investments	(5,815)	(117)	(14,700)	96	(958)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	—	—	—
End of period	(242)	(1,109)	1,758	8	(7,510)

Net change in unrealized appreciation/depreciation of investments	(242)	(1,109)	1,758	8	(7,510)

Net realized and unrealized capital gains (losses) on investments	(6,057)	(1,226)	(12,942)	104	(8,468)

Increase (decrease) in net assets from operations	$(6,099)	$(1,261)	$(10,876)	$89	$(8,595)

See accompanying notes.

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2008, except
as noted

	ProFund VP
	Short	ProFund VP
	Emerging	Short	Fidelity VIP	Fidelity VIP	Fidelity VIP Growth
	Markets	International	Contrafund®	Equity-Income	Opportunities
	Subaccount(1)	Subaccount(1)	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$—	$—	$3,262	$6,645	$181
Expenses:
Administrative, mortality and expense risk charge	26	24	3,501	2,483	1,196

Net investment income (loss)	(26)	(24)	(239)	4,162	(1,015)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	11,250	290	—
Proceeds from sales	153,823	263,478	13,816	21,782	7,128
Cost of investments sold	156,131	261,368	14,508	24,415	7,199

Net realized capital gains (losses) on investments	(2,308)	2,110	10,558	(2,343)	(71)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	—	34,897	13,531	53,058
End of period	(112)	(138)	(184,988)	(135,784)	(45,144)

Net change in unrealized appreciation/depreciation of investments	(112)	(138)	(219,885)	(149,315)	(98,202)

Net realized and unrealized capital gains (losses) on investments	(2,420)	1,972	(209,327)	(151,658)	(98,273)

Increase (decrease) in net assets from operations	$(2,446)	$1,948	$(209,566)	$(147,496)	$(99,288)

See accompanying notes.

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Statements of Operations
Year Ended December 31, 2008, except
as noted

Fidelity VIP
Index 500
Subaccount
Net investment income (loss)
Income:
Dividends	$1,587
Expenses:
Administrative, mortality and expense risk charge	881

Net investment income (loss)	706

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	1,009
Proceeds from sales	50,694
Cost of investments sold	64,581

Net realized capital gains (losses) on investments	(12,878)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(2,204)
End of period	(31,697)

Net change in unrealized appreciation/depreciation of investments	(29,493)

Net realized and unrealized capital gains (losses) on investments	(42,371)

Increase (decrease) in net assets from operations	$(41,665)

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Year Ended December 31, 2008 and 2007,
Except as Noted

	Transamerica JPMorgan Core Bond		Transamerica Asset Allocation -
	VP		Conservative VP
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$14,081	$15,886	$11,896	$7,562
Net realized capital gains (losses) on investments	(2,874)	(3,080)	4,052	21,832
Net change in unrealized appreciation/ depreciation of investments	6,685	8,541	(146,117)	(5,024)

Increase (decrease) in net assets from operations	17,892	21,347	(130,169)	24,370

Contract transactions
Net contract purchase payments	88,888	38,283	160,308	73,281
Transfer payments from (to) other subaccounts or general account	831	(32,276)	98,280	(21,272)
Contract terminations, withdrawals, and other deductions	(24,650)	(5,258)	(6,498)	(54,566)
Contract maintenance charges	(28,752)	(26,476)	(57,479)	(52,674)

Increase (decrease) in net assets from contract transactions	36,317	(25,727)	194,611	(55,231)

Net increase (decrease) in net assets	54,209	(4,380)	64,442	(30,861)

Net assets:
Beginning of the period	366,738	371,118	431,147	462,008

End of the period	$420,947	$366,738	$495,589	$431,147

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Year Ended December 31, 2008 and 2007,
Except as Noted

	Transamerica Asset Allocation -		Transamerica Asset Allocation -
	Growth VP		Moderate Growth VP
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$248,736	$177,537	$260,568	$179,750
Net realized capital gains (losses) on investments	1,570,382	644,094	1,160,734	459,370
Net change in unrealized appreciation/ depreciation of investments	(7,559,048)	(87,221)	(6,049,698)	111,648

Increase (decrease) in net assets from operations	(5,739,930)	734,410	(4,628,396)	750,768

Contract transactions
Net contract purchase payments	2,494,901	4,078,786	2,735,810	3,679,713
Transfer payments from (to) other subaccounts or general account	(418,829)	(49,938)	(133,147)	(398,638)
Contract terminations, withdrawals, and other deductions	(536,989)	(227,682)	(450,204)	(355,321)
Contract maintenance charges	(1,087,002)	(1,002,979)	(1,084,574)	(1,018,772)

Increase (decrease) in net assets from contract transactions	452,081	2,798,187	1,067,885	1,906,982

Net increase (decrease) in net assets	(5,287,849)	3,532,597	(3,560,511)	2,657,750

Net assets:
Beginning of the period	13,751,330	10,218,733	12,951,038	10,293,288

End of the period	$8,463,481	$13,751,330	$9,390,527	$12,951,038

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	Transamerica Asset Allocation-		Transamerica International Moderate
	Moderate VP		Growth VP
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$82,859	$64,910	$13,820	$2,878
Net realized capital gains (losses) on investments	216,434	117,106	(146,335)	31,614
Net change in unrealized appreciation/ depreciation of investments	(1,296,975)	18,073	(313,235)	16,499

Increase (decrease) in net assets from operations	(997,682)	200,089	(445,750)	50,991

Contract transactions
Net contract purchase payments	795,779	915,352	—	405,020
Transfer payments from (to) other subaccounts or general account	(12,386)	(5,394)	113,233	121,371
Contract terminations, withdrawals, and other deductions	(148,397)	(83,465)	(54,304)	(137)
Contract maintenance charges	(344,954)	(302,550)	(94,953)	(56,146)

Increase (decrease) in net assets from contract transactions	290,042	523,943	(36,024)	470,108

Net increase (decrease) in net assets	(707,640)	724,032	(481,774)	521,099

Net assets:
Beginning of the period	3,438,555	2,714,523	1,021,913	500,814

End of the period	$2,730,915	$3,438,555	$540,139	$1,021,913

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	Transamerica MFS International		Transamerica Capital Guardian US
	Equity VP		Equity VP
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$55,575	$1,280	$104	$(11)
Net realized capital gains (losses) on investments	39,729	265,091	1,182	703
Net change in unrealized appreciation/ depreciation of investments	(628,826)	(174,337)	(4,508)	(833)

Increase (decrease) in net assets from operations	(533,522)	92,034	(3,222)	(141)

Contract transactions
Net contract purchase payments	27,918	353,996	2,289	2,352
Transfer payments from (to) other subaccounts or general account	(32,001)	112,585	(733)	(117)
Contract terminations, withdrawals, and other deductions	(36,639)	(21,679)	(191)	—
Contract maintenance charges	(72,365)	(65,130)	(624)	(609)

Increase (decrease) in net assets from contract transactions	(113,087)	379,772	741	1,626

Net increase (decrease) in net assets	(646,609)	471,806	(2,481)	1,485

Net assets:
Beginning of the period	1,501,251	1,029,445	7,806	6,321

End of the period	$854,642	$1,501,251	$5,325	$7,806

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	Transamerica Capital Guardian Value		Transamerica Clarion Global Real
	VP		Estate Securities VP
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$628	$(88)	$65,140	$104,375
Net realized capital gains (losses) on investments	(522)	4,575	38,559	199,892
Net change in unrealized appreciation/ depreciation of investments	(4,844)	(3,194)	(657,536)	(454,019)

Increase (decrease) in net assets from operations	(4,738)	1,293	(553,837)	(149,752)

Contract transactions
Net contract purchase payments	5,128	—	—	409,030
Transfer payments from (to) other subaccounts or general account	(236)	(20,797)	(186,496)	150,732
Contract terminations, withdrawals, and other deductions	(524)	(1,251)	(41,286)	(42,677)
Contract maintenance charges	(1,872)	(3,920)	(85,339)	(104,181)

Increase (decrease) in net assets from contract transactions	2,496	(25,968)	(313,121)	412,904

Net increase (decrease) in net assets	(2,242)	(24,675)	(866,958)	263,152

Net assets:
Beginning of the period	9,806	34,481	1,470,074	1,206,922

End of the period	$7,564	$9,806	$603,116	$1,470,074

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	Transamerica Federated Market		Transamerica Science & Technology
	Opportunity VP		VP
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$39,816	$30,618	$(2,185)	$(1,884)
Net realized capital gains (losses) on investments	(22,802)	(5,442)	8,444	4,569
Net change in unrealized appreciation/ depreciation of investments	(77,828)	(40,448)	(166,095)	53,016

Increase (decrease) in net assets from operations	(60,814)	(15,272)	(159,836)	55,701

Contract transactions
Net contract purchase payments	125,969	151,059	21,312	66,684
Transfer payments from (to) other subaccounts or general account	3,325	(70,840)	6,198	31,295
Contract terminations, withdrawals, and other deductions	(65,545)	(41,943)	(2,055)	(4,416)
Contract maintenance charges	(75,790)	(76,249)	(16,877)	(10,997)

Increase (decrease) in net assets from contract transactions	(12,041)	(37,973)	8,578	82,566

Net increase (decrease) in net assets	(72,855)	(53,245)	(151,258)	138,267

Net assets:
Beginning of the period	1,064,809	1,118,054	311,432	173,165

End of the period	$991,954	$1,064,809	$160,174	$311,432

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	Transamerica JPMorgan Mid Cap		Transamerica JPMorgan Enhanced
	Value VP		Index VP
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$1,806	$412	$2,526	$324
Net realized capital gains (losses) on investments	37,416	37,548	7,286	2,703
Net change in unrealized appreciation/ depreciation of investments	(163,887)	(29,315)	(32,735)	(4,136)

Increase (decrease) in net assets from operations	(124,665)	8,645	(22,923)	(1,109)

Contract transactions
Net contract purchase payments	—	—	8,800	38,660
Transfer payments from (to) other subaccounts or general account	(23,948)	(29,433)	(2)	11,379
Contract terminations, withdrawals, and other deductions	(16,904)	(1,791)	(331)	—
Contract maintenance charges	(3,355)	(4,420)	(3,356)	(2,404)

Increase (decrease) in net assets from contract transactions	(44,207)	(35,644)	5,111	47,635

Net increase (decrease) in net assets	(168,872)	(26,999)	(17,812)	46,526

Net assets:
Beginning of the period	400,003	427,002	57,746	11,220

End of the period	$231,131	$400,003	$39,934	$57,746

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

			Transamerica BlackRock Large Cap
	Transamerica Marsico Growth VP		Value VP
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$(106)	$(1,386)	$323	$505
Net realized capital gains (losses) on investments	5,323	6,267	42,200	68,022
Net change in unrealized appreciation/ depreciation of investments	(87,354)	21,313	(216,670)	(57,449)

Increase (decrease) in net assets from operations	(82,137)	26,194	(174,147)	11,078

Contract transactions
Net contract purchase payments	20,980	9,238	70,014	107,658
Transfer payments from (to) other subaccounts or general account	(2,439)	30,048	302	35,468
Contract terminations, withdrawals, and other deductions	(7,683)	(1,570)	(4,354)	(14,335)
Contract maintenance charges	(10,534)	(9,776)	(30,825)	(28,808)

Increase (decrease) in net assets from contract transactions	324	27,940	35,137	99,983

Net increase (decrease) in net assets	(81,813)	54,134	(139,010)	111,061

Net assets:
Beginning of the period	188,718	134,584	489,277	378,216

End of the period	$106,905	$188,718	$350,267	$489,277

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	Transamerica MFS High Yield VP		Transamerica Munder Net50 VP
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$1,880	$1,720	$7,456	$(2,113)
Net realized capital gains (losses) on investments	(541)	33	36,090	12,636
Net change in unrealized appreciation/ depreciation of investments	(7,308)	(1,724)	(163,531)	20,504

Increase (decrease) in net assets from operations	(5,969)	29	(119,985)	31,027

Contract transactions
Net contract purchase payments	6,926	16,706	37,795	55,667
Transfer payments from (to) other subaccounts or general account	(1,126)	(9,362)	(23,835)	17,432
Contract terminations, withdrawals, and other deductions	—	(1,280)	(7,234)	(2,079)
Contract maintenance charges	(2,791)	(2,765)	(15,944)	(14,308)

Increase (decrease) in net assets from contract transactions	3,009	3,299	(9,218)	56,712

Net increase (decrease) in net assets	(2,960)	3,328	(129,203)	87,739

Net assets:
Beginning of the period	21,248	17,920	277,230	189,491

End of the period	$18,288	$21,248	$148,027	$277,230

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	Transamerica PIMCO Total Return		Transamerica Legg Mason Partners
	VP		All Cap VP
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$6,762	$1,012	$12,849	$5,321
Net realized capital gains (losses) on investments	(2,667)	1,176	128,880	81,296
Net change in unrealized appreciation/ depreciation of investments	(11,419)	2,604	(588,573)	(85,308)

Increase (decrease) in net assets from operations	(7,324)	4,792	(446,844)	1,309

Contract transactions
Net contract purchase payments	30,392	4,594	117,893	131,998
Transfer payments from (to) other subaccounts or general account	60,782	(5,082)	12,867	(49,455)
Contract terminations, withdrawals, and other deductions	(5,711)	(188)	(40,724)	(32,254)
Contract maintenance charges	(8,962)	(5,769)	(66,127)	(65,825)

Increase (decrease) in net assets from contract transactions	76,501	(6,445)	23,909	(15,536)

Net increase (decrease) in net assets	69,177	(1,653)	(422,935)	(14,227)

Net assets:
Beginning of the period	60,477	62,130	1,194,190	1,208,417

End of the period	$129,654	$60,477	$771,255	$1,194,190

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	Transamerica T. Rowe Price Equity		Transamerica T. Rowe Price Small
	Income VP		Cap VP
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$7,927	$4,606	$3,796	$(3,939)
Net realized capital gains (losses) on investments	85,021	39,067	72,791	44,183
Net change in unrealized appreciation/ depreciation of investments	(220,763)	(39,104)	(269,289)	(7,684)

Increase (decrease) in net assets from operations	(127,815)	4,569	(192,702)	32,560

Contract transactions
Net contract purchase payments	46,138	86,899	232,007	76,898
Transfer payments from (to) other subaccounts or general account	(6,832)	62,035	(10,680)	221
Contract terminations, withdrawals, and other deductions	(9,482)	(4,827)	(6,845)	(12,776)
Contract maintenance charges	(25,418)	(23,470)	(27,934)	(24,052)

Increase (decrease) in net assets from contract transactions	4,406	120,637	186,548	40,291

Net increase (decrease) in net assets	(123,409)	125,206	(6,154)	72,851

Net assets:
Beginning of the period	351,605	226,399	467,370	394,519

End of the period	$228,196	$351,605	$461,216	$467,370

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	Transamerica Templeton Global VP		Transamerica Third Avenue Value VP
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$25,427	$18,520	$78,465	$67,310
Net realized capital gains (losses) on investments	(1,728)	49,819	509,009	356,223
Net change in unrealized appreciation/ depreciation of investments	(1,358,363)	311,040	(1,509,151)	(425,808)

Increase (decrease) in net assets from operations	(1,334,664)	379,379	(921,677)	(2,275)

Contract transactions
Net contract purchase payments	199,179	330,904	361,564	399,114
Transfer payments from (to) other subaccounts or general account	(24,126)	(24,848)	(27,336)	7,547
Contract terminations, withdrawals, and other deductions	(85,117)	(104,128)	(31,279)	(38,082)
Contract maintenance charges	(155,436)	(153,261)	(110,258)	(108,762)

Increase (decrease) in net assets from contract transactions	(65,500)	48,667	192,691	259,817

Net increase (decrease) in net assets	(1,400,164)	428,046	(728,986)	257,542

Net assets:
Beginning of the period	3,050,384	2,622,338	2,129,134	1,871,592

End of the period	$1,650,220	$3,050,384	$1,400,148	$2,129,134

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

			Transamerica Convertible Securities
	Transamerica Balanced VP		VP
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$556	$119	$1,281	$234
Net realized capital gains (losses) on investments	4,750	3,039	(631)	3,150
Net change in unrealized appreciation/ depreciation of investments	(26,595)	3,868	(15,257)	(456)

Increase (decrease) in net assets from operations	(21,289)	7,026	(14,607)	2,928

Contract transactions
Net contract purchase payments	4,351	15,556	—	25,601
Transfer payments from (to) other subaccounts or general account	413	(4,267)	(11,591)	13,711
Contract terminations, withdrawals, and other deductions	(1,112)	(4,445)	(497)	(427)
Contract maintenance charges	(5,023)	(4,276)	(1,882)	(1,628)

Increase (decrease) in net assets from contract transactions	(1,371)	2,568	(13,970)	37,257

Net increase (decrease) in net assets	(22,660)	9,594	(28,577)	40,185

Net assets:
Beginning of the period	65,998	56,404	53,704	13,519

End of the period	$43,338	$65,998	$25,127	$53,704

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

			Transamerica Growth Opportunities
	Transamerica Equity VP		VP
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$(63,243)	$(100,421)	$58,862	$(18,891)
Net realized capital gains (losses) on investments	418,291	659,365	477,704	198,356
Net change in unrealized appreciation/ depreciation of investments	(5,978,730)	1,071,618	(1,584,078)	251,142
Increase (decrease) in net assets from operations	(5,623,682)	1,630,562	(1,047,512)	430,607

Contract transactions
Net contract purchase payments	964,664	1,341,858	239,788	261,486
Transfer payments from (to) other subaccounts or general account	(195,621)	(352,869)	(49,138)	46,246
Contract terminations, withdrawals, and other deductions	(384,943)	(343,940)	(65,174)	(50,590)
Contract maintenance charges	(649,361)	(656,619)	(129,722)	(121,589)

Increase (decrease) in net assets from contract transactions	(265,261)	(11,570)	(4,246)	135,553

Net increase (decrease) in net assets	(5,888,943)	1,618,992	(1,051,758)	566,160

Net assets:
Beginning of the period	12,259,858	10,640,866	2,515,980	1,949,820

End of the period	$6,370,915	$12,259,858	$1,464,222	$2,515,980

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

			Transamerica Small/MidCap Value
	Transamerica Money Market VP		VP
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$10,169	$20,357	$4,880	$333
Net realized capital gains (losses) on investments	(7)	—	46,560	31,818
Net change in unrealized appreciation/ depreciation of investments	—	—	(285,530)	20,202

Increase (decrease) in net assets from operations	10,162	20,357	(234,090)	52,353

Contract transactions
Net contract purchase payments	1,202,604	161,825	230,949	134,195
Transfer payments from (to) other subaccounts or general account	59,664	(84,145)	2,704	79,907
Contract terminations, withdrawals, and other deductions	(15,089)	(9,287)	(2,288)	(1,029)
Contract maintenance charges	(76,584)	(58,395)	(35,883)	(19,910)

Increase (decrease) in net assets from contract transactions	1,170,595	9,998	195,482	193,163

Net increase (decrease) in net assets	1,180,757	30,355	(38,608)	245,516

Net assets:
Beginning of the period	532,627	502,272	442,320	196,804

End of the period	$1,713,384	$532,627	$403,712	$442,320

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	Transamerica U.S. Government
	Securities VP		Transamerica Value Balanced VP
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$539	$557	$24,502	$12,217
Net realized capital gains (losses) on investments	305	27	41,825	22,797
Net change in unrealized appreciation/ depreciation of investments	8,879	211	(290,885)	5,350

Increase (decrease) in net assets from operations	9,723	795	(224,558)	40,364

Contract transactions
Net contract purchase payments	127,819	—	67,554	71,316
Transfer payments from (to) other subaccounts or general account	87,391	(4,126)	(6,635)	(17,998)
Contract terminations, withdrawals, and other deductions	(661)	(246)	(22,972)	(22,841)
Contract maintenance charges	(8,778)	(1,709)	(50,533)	(50,103)

Increase (decrease) in net assets from contract transactions	205,771	(6,081)	(12,586)	(19,626)

Net increase (decrease) in net assets	215,494	(5,286)	(237,144)	20,738

Net assets:
Beginning of the period	9,968	15,254	717,917	697,179

End of the period	$225,462	$9,968	$480,773	$717,917

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	Transamerica Van Kampen Mid-		Transamerica Index		Transamerica Index 75
	Cap Growth VP		50 VP		VP
	Subaccount		Subaccount		Subaccount
	2008	2007	2008(1)	2007	2008(1)	2007

Operations
Net investment income (loss)	$45,562	$(37,668)	$—	$—	$—	$—
Net realized capital gains (losses) on investments	10,145	54,428	—	—	—	—
Net change in unrealized appreciation/ depreciation of investments	(2,185,069)	775,407	—	—	—	—

Increase (decrease) in net assets from operations	(2,129,362)	792,167	—	—	—	—

Contract transactions
Net contract purchase payments	433,051	513,300	—	—	—	—
Transfer payments from (to) other subaccounts or general account	(91,336)	16,953	—	—	—	—
Contract terminations, withdrawals, and other deductions	(149,940)	(152,415)	—	—	—	—
Contract maintenance charges	(230,470)	(226,456)	—	—	—	—

Increase (decrease) in net assets from contract transactions	(38,695)	151,382	—	—	—	—

Net increase (decrease) in net assets	(2,168,057)	943,549	—	—	—	—

Net assets:
Beginning of the period	4,572,370	3,628,821	—	—	—	—

End of the period	$2,404,313	$4,572,370	$—	$—	$—	$—

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	ProFund VP Bull		ProFund VP Money Market
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$(26)	$(289)	$(262)	$33
Net realized capital gains (losses) on investments	(3,283)	3,338	—	8
Net change in unrealized appreciation/ depreciation of investments	246	(594)	—	—

Increase (decrease) in net assets from operations	(3,063)	2,455	(262)	41

Contract transactions
Net contract purchase payments	—	118,678	121,955	—
Transfer payments from (to) other subaccounts or general account	10,937	(174,487)	(2,368)	12,529
Contract terminations, withdrawals, and other deductions	—	(311)	(656)	—
Contract maintenance charges	(269)	(3,763)	(7,341)	(35)

Increase (decrease) in net assets from contract transactions	10,668	(59,883)	111,590	12,494

Net increase (decrease) in net assets	7,605	(57,428)	111,328	12,535

Net assets:
Beginning of the period	2,181	59,609	12,535	—

End of the period	$9,786	$2,181	$123,863	$12,535

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	ProFund VP NASDAQ-100		ProFund VP Short Small-Cap
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$(185)	$(168)	$1,097	$(78)
Net realized capital gains (losses) on investments	(44)	(3,333)	1,224	(8,223)
Net change in unrealized appreciation/ depreciation of investments	(8,380)	(416)	1,763	(930)

Increase (decrease) in net assets from operations	(8,609)	(3,917)	4,084	(9,231)

Contract transactions
Net contract purchase payments	34,718	392,523	—	—
Transfer payments from (to) other subaccounts or general account	3,851	(311,066)	(73,522)	23,392
Contract terminations, withdrawals, and other deductions	(10)	(67,698)	(768)	(172)
Contract maintenance charges	(894)	(562)	(2,843)	(1,614)

Increase (decrease) in net assets from contract transactions	37,665	13,197	(77,133)	21,606

Net increase (decrease) in net assets	29,056	9,280	(73,049)	12,375

Net assets:
Beginning of the period	9,280	—	109,214	96,839

End of the period	$38,336	$9,280	$36,165	$109,214

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	ProFund VP Small-Cap		Access VP High Yield		ProFund VP Europe 30
	Subaccount		Subaccount		Subaccount
	2008	2007	2008(1)	2007	2008(1)	2007

Operations
Net investment income (loss)	$(232)	$(199)	$536	$—	$(1)	$—
Net realized capital gains (losses) on investments	(3,827)	(5,134)	(1,594)	—	(318)	—
Net change in unrealized appreciation/ depreciation of investments	(13,119)	(396)	—	—	—	—

Increase (decrease) in net assets from operations	(17,178)	(5,729)	(1,058)	—	(319)	—

Contract transactions
Net contract purchase payments	76,154	—	13,755	—	—	—
Transfer payments from (to) other subaccounts or general account	26,657	28,333	(10,473)	—	319	—
Contract terminations, withdrawals, and other deductions	(39)	(28,920)	(1,664)	—	—	—
Contract maintenance charges	(2,196)	(1,817)	(560)	—	—	—

Increase (decrease) in net assets from contract transactions	100,576	(2,404)	1,058	—	319	—

Net increase (decrease) in net assets	83,398	(8,133)	—	—	—	—

Net assets:
Beginning of the period	9,852	17,985	—	—	—	—

End of the period	$93,250	$9,852	$—	$—	$—	$—

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	ProFund VP Oil &		ProFund VP		ProFund VP		ProFund VP
	Gas		UltraSmall-Cap		Utilities		Consumer Services
	Subaccount		Subaccount		Subaccount		Subaccount
	2008(1)	2007	2008(1)	2007	2008(1)	2007	2008(1)	2007

Operations
Net investment income (loss)	$(75)	$—	$(38)	$—	$2	$—	$(4)	$—
Net realized capital gains (losses) on investments	(5,404)	—	(6,227)	—	(1,308)	—	(995)	—
Net change in unrealized appreciation/ depreciation of investments	(278)	—	(1,322)	—	(34)	—	1	—

Increase (decrease) in net assets from operations	(5,757)	—	(7,587)	—	(1,340)	—	(998)	—

Contract transactions
Net contract purchase payments	95,479	—	90,143	—	—	—	—	—
Transfer payments from (to) other subaccounts or general account	(80,701)	—	(63,637)	—	4,494	—	998	—
Contract terminations, withdrawals, and other deductions	(2,376)	—	—	—	(854)	—	—	—
Contract maintenance charges	(950)	—	(399)	—	(427)	—	—	—

Increase (decrease) in net assets from contract transactions	11,452	—	26,107	—	3,213	—	998	—

Net increase (decrease) in net assets	5,695	—	18,520	—	1,873	—	—	—

Net assets:
Beginning of the period	—	—	—	—	—	—	—	—

End of the period	$5,695	$—	$18,520	$—	$1,873	$—	$—	$—

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	ProFund VP		ProFund VP Small-		ProFund VP Falling		ProFund VP
	Pharmaceuticals		Cap Value		US Dollar		Emerging Markets
	Subaccount		Subaccount		Subaccount		Subaccount
	2008(1)	2007	2008(1)	2007	2008(1)	2007	2008(1)	2007

Operations
Net investment income (loss)	$(3)	$—	$(3)	$—	$(59)	$—	$(3)	$—
Net realized capital gains (losses) on investments	(659)	—	(290)	—	(2,953)	—	2,729	—
Net change in unrealized appreciation/ depreciation of investments	—	—	1	—	(3)	—	(3,808)	—

Increase (decrease) in net assets from operations	(662)	—	(292)	—	(3,015)	—	(1,082)	—

Contract transactions
Net contract purchase payments	—	—	—	—	54,592	—	62,655	—
Transfer payments from (to) other subaccounts or general account	662	—	292	—	(41,208)	—	(50,741)	—
Contract terminations, withdrawals, and other deductions	—	—	—	—	(2,615)	—	(711)	—
Contract maintenance charges	—	—	—	—	(1,432)	—	(850)	—

Increase (decrease) in net assets from contract transactions	662	—	292	—	9,337	—	10,353	—

Net increase (decrease) in net assets	—	—	—	—	6,322	—	9,271	—

Net assets:
Beginning of the period	—	—	—	—	—	—	—	—

End of the period	$—	$—	$—	$—	$6,322	$—	$9,271	$—

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	ProFund VP						ProFund VP Short
	International		ProFund VP Asia 30		ProFund VP Japan		NASDAQ-100
	Subaccount		Subaccount		Subaccount		Subaccount
	2008(1)	2007	2008(1)	2007	2008(1)	2007	2008(1)	2007

Operations
Net investment income (loss)	$(2)	$—	$(6)	$—	$(7)	$—	$6	$—
Net realized capital gains (losses) on investments	(824)	—	(280)	—	443	—	(30)	—
Net change in unrealized appreciation/ depreciation of investments	(110)	—	1	—	97	—	(332)	—

Increase (decrease) in net assets from operations	(936)	—	(285)	—	533	—	(356)	—

Contract transactions
Net contract purchase payments	—	—	—	—	—	—	3,842	—
Transfer payments from (to) other subaccounts or general account	2,700	—	285	—	148	—	670	—
Contract terminations, withdrawals, and other deductions	(317)	—	—	—	—	—	—	—
Contract maintenance charges	(116)	—	—	—	(30)	—	(203)	—

Increase (decrease) in net assets from contract transactions	2,267	—	285	—	118	—	4,309	—

Net increase (decrease) in net assets	1,331	—	—	—	651	—	3,953	—

Net assets:
Beginning of the period	—	—	—	—	—	—	—	—

End of the period	$1,331	$—	$—	$—	$651	$—	$3,953	$—

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	ProFund VP U.S.		ProFund VP Basic		ProFund VP		ProFund VP
	Government Plus		Materials		Financials		Precious Metals
	Subaccount		Subaccount		Subaccount		Subaccount
	2008(1)	2007	2008(1)	2007	2008(1)	2007	2008(1)	2007

Operations
Net investment income (loss)	$64	$—	$(42)	$—	$(35)	$—	$2,066	$—
Net realized capital gains (losses) on investments	4,275	—	(5,815)	—	(117)	—	(14,700)	—
Net change in unrealized appreciation/ depreciation of investments	10,272	—	(242)	—	(1,109)	—	1,758	—

Increase (decrease) in net assets from operations	14,611	—	(6,099)	—	(1,261)	—	(10,876)	—

Contract transactions
Net contract purchase payments	43,976	—	—	—	9,560	—	—	—
Transfer payments from (to) other subaccounts or general account	(8,705)	—	11,203	—	10,784	—	44,071	—
Contract terminations, withdrawals, and other deductions	(313)	—	(224)	—	—	—	(1,594)	—
Contract maintenance charges	(832)	—	(571)	—	(348)	—	(1,150)	—

Increase (decrease) in net assets from contract transactions	34,126	—	10,408	—	19,996	—	41,327	—

Net increase (decrease) in net assets	48,737	—	4,309	—	18,735	—	30,451	—

Net assets:
Beginning of the period	—	—	—	—	—	—	—	—

End of the period	$8,737	$—	$4,309	$—	$18,735	$—	$30,451	$—

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	ProFund VP		ProFund VP Mid-		ProFund VP Short		ProFund VP Short
	Telecommunications		Cap		Emerging Markets		International
	Subaccount		Subaccount		Subaccount		Subaccount
	2008(1)	2007	2008(1)	2007	2008(1)	2007	2008(1)	2007

Operations
Net investment income (loss)	$(15)	$—	$(127)	$—	$(26)	$—	$(24)	$—
Net realized capital gains (losses) on investments	96	—	(958)	—	(2,308)	—	2,110	—
Net change in unrealized appreciation/ depreciation of investments	8	—	(7,510)	—	(112)	—	(138)	—

Increase (decrease) in net assets from operations	89	—	(8,595)	—	(2,446)	—	1,948	—

Contract transactions
Net contract purchase payments	—	—	109,312	—	4,515	—	106,324	—
Transfer payments from (to) other subaccounts or general account	484	—	(10,122)	—	(1,366)	—	(105,949)	—
Contract terminations, withdrawals, and other deductions	—	—	(41)	—	(271)	—	(288)	—
Contract maintenance charges	(300)	—	(1,258)	—	(155)	—	(134)	—

Increase (decrease) in net assets from contract transactions	184	—	97,891	—	2,723	—	(47)	—

Net increase (decrease) in net assets	273	—	89,296	—	277	—	1,901	—

Net assets:
Beginning of the period	—	—	—	—	—	—	—	—

End of the period	$273	$—	$89,296	$—	$277	$—	$1,901	$—

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	Fidelity VIP		Fidelity VIP Equity-
	Contrafund®		Income
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$(239)	$(591)	$4,162	$2,518
Net realized capital gains (losses) on investments	10,558	127,121	(2,343)	32,444
Net change in unrealized appreciation/ depreciation of investments	(219,885)	(61,154)	(149,315)	(34,069)

Increase (decrease) in net assets from operations	(209,566)	65,376	(147,496)	893

Contract transactions
Net contract purchase payments	45,497	44,596	29,976	31,812
Transfer payments from (to) other subaccounts or general account	(1,588)	(11,920)	(1,842)	(6,069)
Contract terminations, withdrawals, and other deductions	(3,513)	(6,234)	(4,932)	(6,763)
Contract maintenance charges	(20,838)	(20,245)	(15,352)	(15,744)

Increase (decrease) in net assets from contract transactions	19,558	6,197	7,850	3,236

Net increase (decrease) in net assets	(190,008)	71,573	(139,646)	4,129

Net assets:
Beginning of the period	473,371	401,798	335,274	331,145

End of the period	$283,363	$473,371	$195,628	$335,274

See accompanying notes.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007,
Except as Noted

	Fidelity VIP Growth		Fidelity VIP Index
	Opportunities		500
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$(1,015)	$(1,352)	$706	$1,196
Net realized capital gains (losses) on investments	(71)	2,684	(12,878)	15,419
Net change in unrealized appreciation/ depreciation of investments	(98,202)	27,785	(29,493)	(5,446)

Increase (decrease) in net assets from operations	(99,288)	29,117	(41,665)	11,169

Contract transactions
Net contract purchase payments	21,425	17,558	—	45,229
Transfer payments from (to) other subaccounts or general account	(374)	(267)	(3,494)	38,667
Contract terminations, withdrawals, and other deductions	(1,742)	(144)	—	—
Contract maintenance charges	(8,963)	(8,047)	(8,406)	(5,115)

Increase (decrease) in net assets from contract transactions	10,346	9,100	(11,900)	78,781

Net increase (decrease) in net assets	(88,942)	38,217	(53,565)	89,950

Net assets:
Beginning of the period	170,231	132,014	113,384	23,434

End of the period	$81,289	$170,231	$59,819	$113,384

See accompanying notes.

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
     1. Organization and Summary of Significant Accounting Policies
Subaccount Investment by Fund:
AEGON/Transamerica Series Trust:
Transamerica JPMorgan Core Bond VP
Transamerica Asset Allocation — Conservative VP
Transamerica Asset Allocation — Growth VP
Transamerica Asset Allocation — Moderate Growth VP
Transamerica Asset Allocation — Moderate VP
Transamerica International Moderate Growth VP
Transamerica MFS International Equity VP
Transamerica Capital Guardian US Equity VP
Transamerica Capital Guardian Value VP
Transamerica Clarion Global Real Estate Securities VP
Transamerica Federated Market Opportunity VP
Transamerica Science & Technology VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Enhanced Index VP
Transamerica Marsico Growth VP
Transamerica BlackRock Large Cap Value VP
Transamerica MFS High Yield VP
Transamerica Munder Net50 VP
Transamerica PIMCO Total Return VP
Transamerica Legg Mason Partners All Cap VP
Transamerica T. Rowe Price Equity Income VP
Transamerica T. Rowe Price Small Cap VP
Transamerica Templeton Global VP
Transamerica Third Avenue Value VP
Transamerica Balanced VP
Transamerica Convertible Securities VP
Transamerica Equity VP
Transamerica Growth Opportunities VP

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
     1. Organization and Summary of Significant Accounting Policies (continued)
AEGON/Transamerica Series Trust (continued):
Transamerica Money Market VP
Transamerica Small/MidCap Value VP
Transamerica U.S. Government Securities VP
Transamerica Value Balanced VP
Transamerica Van Kampen Mid-Cap Growth VP
Transamerica Index 50 VP
Transamerica Index 75 VP
Variable Insurance Products Fund-Service Class 2:
Fidelity VIP Contrafund®
Fidelity VIP Equity-Income
Fidelity VIP Growth Opportunities
Fidelity VIP Index 500
Profunds
ProFund VP Bull
ProFund VP Money Market
ProFund VP NASDAQ-100
ProFund VP Short Small-Cap
ProFund VP Small-Cap
Access VP High Yield
ProFund VP Europe 30
ProFund VP Oil & Gas
ProFund VP UltraSmall-Cap
ProFund VP Utilities
ProFund VP Consumer Services
ProFund VP Pharmaceuticals
ProFund VP Small-Cap Value
ProFund VP Falling US Dollar
ProFund VP Emerging Markets
ProFund VP International
ProFund VP Asia 30
ProFund VP Japan
ProFund VP Short NASDAQ-100
ProFund VP U.S. Government Plus
ProFund VP Basic Materials
ProFund VP Financials
ProFund VP Precious Metals
ProFund VP Telecommunications
ProFund VP Mid-Cap

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
     1. Organization and Summary of Significant Accounting Policies (continued)
ProFund VP Short Emerging Markets
ProFund VP Short International
Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Transamerica Small/Mid Cap Value	May 1, 2004
Fidelity VIP Index 500 Portfolio	May 1, 2004
International Moderate Growth	May 1, 2006
Profund VP Bull	June 12, 2006
ProFund VP NASDAQ-100	June 12, 2006
Profund VP Small-Cap	June 12, 2006
Profund VP Short Small-Cap	June 12, 2006
Profund VP Money Market	June 12, 2006
Access VP High Yield	February 28, 2008
ProFund VP Europe 30	February 28, 2008
ProFund VP Oil & Gas	February 28, 2008
ProFund VP Ultra Small-Cap	February 28, 2008
ProFund VP Utilities	February 28, 2008
ProFund VP Consumer Services	February 28, 2008
ProFund VP Pharmaceuticals	February 28, 2008
ProFund VP Small-Cap Value	February 28, 2008
ProFund VP Falling US Dollar	February 28, 2008
ProFund VP Emerging Markets	February 28, 2008
ProFund VP International	February 28, 2008
ProFund VP Asia 30	February 28, 2008
ProFund VP Japan	February 28, 2008
ProFund VP Short NASDAQ-100	February 28, 2008
ProFund VP U.S. Government Plus	February 28, 2008
ProFund VP Basic Materials	February 28, 2008
ProFund VP Financials	February 28, 2008
ProFund VP Precious Metals	February 28, 2008
ProFund VP Telecommunications	February 28, 2008
ProFund VP Mid-Cap	February 28, 2008
ProFund VP Short Emerging Markets	February 28, 2008
ProFund VP Short International	February 28, 2008
Transamerica Index 50 VP	May 1, 2008
Transamerica Index 75 VP	May 1, 2008

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
     1. Organization and Summary of Significant Accounting Policies (continued)
The following Portfolio name changes were made effective during the fiscal year ended December 31, 2008:

Portfolio	Formerly
Transamerica JPMorgan Core Bond VP	JPMorgan Core Bond
Transamerica Asset Allocation — Conservative VP	Asset Allocation — Conservative
Transamerica Asset Allocation — Growth VP	Asset Allocation — Growth
Transamerica Asset Allocation — Moderate Growth VP	Asset Allocation — Moderate Growth
Transamerica Asset Allocation — Moderate VP	Asset Allocation — Moderate
Transamerica International Moderate Growth VP	International Moderate Growth
Transamerica MFS International Equity VP	MFS International Equity
Transamerica Capital Guardian US Equity VP	Capital Guardian US Equity
Transamerica Capital Guardian Value VP	Capital Guardian Value
Transamerica Clarion Global Real Estate Securities VP	Clarion Global Real Estate Securities
Transamerica Federated Market Opportunity VP	Federated Market Opportunity
Transamerica Science & Technology VP	Transamerica Science & Technology
Transamerica JPMorgan Mid Cap Value VP	JPMorgan Mid Cap Value
Transamerica JPMorgan Enhanced Index VP	JPMorgan Enhanced Index
Transamerica Marsico Growth VP	Marsico Growth
Transamerica BlackRock Large Cap Value VP	BlackRock Large Cap Value
Transamerica MFS High Yield VP	MFS High Yield
Transamerica Munder Net50 VP	Munder Net50
Transamerica PIMCO Total Return VP	PIMCO Total Return
Transamerica Legg Mason Partners All Cap VP	Legg Mason Partners All Cap
Transamerica T. Rowe Price Equity Income VP	T. Rowe Price Equity Income
Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Small Cap
Transamerica Templeton Global VP	Templeton Transamerica Global
Transamerica Third Avenue Value VP	Third Avenue Value
Transamerica Balanced VP	Transamerica Balanced
Transamerica Convertible Securities VP	Transamerica Convertible Securities
Transamerica Equity VP	Transamerica Equity
Transamerica Growth Opportunities VP	Transamerica Growth Opportunities
Transamerica Money Market VP	Transamerica Money Market
Transamerica Small/MidCap Value VP	Transamerica Small/MidCap Value
Transamerica U.S. Government Securities VP	Transamerica U.S. Government Securities
Transamerica Value Balanced VP	Transamerica Value Balanced
Transamerica Van Kampen Mid-Cap Growth VP	Van Kampen Mid-Cap Growth

Transamerica Financial Life
Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
1. Organization and Summary of Significant Accounting Policies (continued)
Investments
Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2008.
Realized capital gains and losses from the sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the mutual funds are included in the Statements of Operations.
Dividend Income
Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.
Accounting Policy
Effective January 1, 2008 the Life Account adopted Statement of Financial Accounting Standard (SFAS) No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. The adoption did not have a material impact on the Life Account’s Financial Statements. See Note 8 to the Financial Statements for additional disclosure.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
2. Investments

	Purchases	Sales

AEGON/Transamerica Series Fund, Inc.:

Transamerica JPMorgan Core Bond VP	$122,974	$72,577
Transamerica Asset Allocation — Conservative VP	340,341	104,650
Transamerica Asset Allocation — Growth VP	4,873,903	2,008,684
Transamerica Asset Allocation — Moderate Growth VP	3,745,196	1,110,363
Transamerica Asset Allocation — Moderate VP	1,164,655	484,535
Transamerica International Moderate Growth VP	566,550	555,705
Transamerica MFS International Equity VP	311,858	267,570
Transamerica Capital Guardian US Equity VP	3,896	1,748
Transamerica Capital Guardian Value VP	6,135	2,247
Transamerica Clarion Global Real Estate Securities VP	464,000	441,656
Transamerica Federated Market Opportunity VP	191,130	163,358
Transamerica Science & Technology VP	60,430	39,898
Transamerica JPMorgan Mid Cap Value VP	45,965	49,826
Transamerica JPMorgan Enhanced Index VP	20,740	5,094
Transamerica Marsico Growth VP	35,657	30,751
Transamerica BlackRock Large Cap Value VP	132,009	45,268
Transamerica MFS High Yield VP	8,267	3,196
Transamerica Munder Net50 VP	102,247	55,369
Transamerica PIMCO Total Return VP	145,048	61,726
Transamerica Legg Mason Partners All Cap VP	269,152	84,128
Transamerica T. Rowe Price Equity Income VP	139,382	42,222
Transamerica T. Rowe Price Small Cap VP	343,295	59,683
Transamerica Templeton Global VP	182,911	222,772
Transamerica Third Avenue Value VP	942,774	130,809
Transamerica Balanced VP	16,452	12,701
Transamerica Convertible Securities VP	23,316	31,496
Transamerica Equity VP	905,787	851,747

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
2. Investments (continued)

	Purchases	Sales

Transamerica Growth Opportunities VP	$850,626	$254,779
Transamerica Money Market VP	1,431,924	251,196
Transamerica Small/MidCap Value VP	322,083	71,692
Transamerica U.S. Government Securities VP	222,737	16,427
Transamerica Value Balanced VP	131,897	66,498
Transamerica Van Kampen Mid-Cap Growth VP	332,046	325,177
Transamerica Index 50 VP	303	300
Transamerica Index 75 VP	304	300
ProFunds
ProFund VP Bull	146,897	136,287
ProFund VP Money Market	187,043	75,715
ProFund VP NASDAQ-100	314,667	277,212
ProFund VP Short Small-Cap	771,438	847,447
ProFund VP Small-Cap	444,671	341,849
Access VP High Yield	30,480	28,885
ProFund VP Europe 30	32,626	32,304
ProFund VP Oil & Gas	351,384	339,563
ProFund VP UltraSmall-Cap	317,073	290,987
ProFund VP Utilities	187,807	184,548
ProFund VP Consumer Services	73,593	72,593
ProFund VP Pharmaceuticals	73,304	72,642
ProFund VP Small-Cap Value	51,030	50,732
ProFund VP Falling US Dollar	61,130	51,840
ProFund VP Emerging Markets	343,139	332,776
ProFund VP International	90,417	88,147
ProFund VP Asia 30	85,953	85,665
ProFund VP Japan	39,016	38,899
ProFund VP Short NASDAQ-100	271,707	267,392
ProFund VP U.S. Government Plus	73,514	39,320
ProFund VP Basic Materials	292,830	282,461
ProFund VP Financials	164,752	144,784
ProFund VP Precious Metals	718,508	670,299
ProFund VP Telecommunications	81,141	80,935

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008

	Purchases	Sales

ProFund VP Mid-Cap	160,098	62,325
ProFund VP Short Emerging Markets	156,521	153,823
ProFund VP Short International	263,407	263,478
Variable Insurance Products Fund (VIP) — Service Class 2:
Fidelity VIP Contrafund®	44,389	13,816
Fidelity VIP Equity-Income	34,084	21,782
Fidelity VIP Growth Opportunities	16,456	7,128
Fidelity VIP Index 500	40,520	50,694
3. Accumulation Units Outstanding
A summary of changes in equivalent accumulation units outstanding follows:

		Transamerica		Transamerica
	Transamerica	Asset	Transamerica	Asset	Transamerica
	JPMorgan	Allocation -	Asset	Allocation -	Asset
	Core Bond	Conservative	Allocation -	Moderate	Allocation -
	VP	VP	Growth VP	Growth VP	Moderate VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2007	25,771	34,148	675,508	700,022	193,386
Units purchased	25,165	23,783	482,248	425,509	141,414
Units redeemed and transferred	(26,904)	(27,697)	(305,461)	(300,104)	(105,598)

Units outstanding at December 31, 2007	24,032	30,234	852,295	825,427	229,202
Units purchased	68,863	91,908	1,639,195	1,583,308	482,282
Units redeemed and transferred	(66,443)	(77,653)	(1,614,668)	(1,509,710)	(463,117)

Units outstanding at December 31, 2008	26,452	44,489	876,822	899,025	248,367

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding
A summary of changes in equivalent accumulation units outstanding follows:

					Transamerica
	Transamerica	Transamerica	Transamerica	Transamerica	Clarion
	International	MFS	Capital	Capital	Global Real
	Moderate	International	Guardian US	Guardian	Estate
	Growth VP	Equity VP	Equity VP	Value VP	Securities VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2007	48,306	87,146	465	2,451	33,521
Units purchased	83,841	131,813	168	1,033	51,779
Units redeemed and transferred	(40,669)	(101,475)	(53)	(2,764)	(41,641)

Units outstanding at December 31, 2007	91,478	117,484	580	720	43,659
Units purchased	208,005	257,332	3,517	9,091	105,999
Units redeemed and transferred	(223,144)	(270,525)	(3,427)	(8,892)	(118,170)

Units outstanding at December 31, 2008	76,339	104,291	670	919	31,488

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding
A summary of changes in equivalent accumulation units outstanding follows:

	Transamerica
	Federated	Transamerica	Transamerica	Transamerica
	Market	Science &	JPMorgan	JPMorgan	Transamerica
	Opportunity	Technology	Mid Cap	Enhanced	Marsico
	VP	VP	Value VP	Index VP	Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2007	57,094	45,919	23,810	840	12,648
Units purchased	53,872	3,185	21,693	3,896	16,112
Units redeemed and transferred	(55,961)	13,582	(23,617)	(567)	(13,897)

Units outstanding at December 31, 2007	55,005	62,686	21,886	4,169	14,863
Units purchased	142,214	140,712	50,569	8,306	38,693
Units redeemed and transferred	(142,991)	(139,972)	(53,443)	(7,830)	(39,170)

Units outstanding at December 31, 2008	54,228	63,426	19,012	4,645	14,386

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding
A summary of changes in equivalent accumulation units outstanding follows:

	Transamerica				Transamerica
	BlackRock	Transamerica	Transamerica	Transamerica	Legg Mason
	Large Cap	MFS High	Munder	PIMCO Total	Partners All
	Value VP	Yield VP	Net50 VP	Return VP	Cap VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2007	21,369	1,370	18,660	5,223	70,943
Units purchased	28,732	1,937	21,678	7,551	72,920
Units redeemed and transferred	(23,351)	(1,696)	(16,827)	(8,058)	(73,900)

Units outstanding at December 31, 2007	26,750	1,611	23,511	4,716	69,963
Units purchased	64,047	8,299	69,769	36,596	171,493
Units redeemed and transferred	(61,577)	(8,039)	(70,843)	(30,660)	(169,734)

Units outstanding at December 31, 2008	29,220	1,871	22,437	10,652	71,722

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding
A summary of changes in equivalent accumulation units outstanding follows:

	Transamerica	Transamerica
	T. Rowe	T. Rowe	Transamerica	Transamerica
	Price Equity	Price Small	Templeton	Third Avenue	Transamerica
	Income VP	Cap VP	Global VP	Value VP	Balanced VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2007	16,600	30,575	226,381	59,493	4,158
Units purchased	31,386	33,357	260,624	65,764	2,071
Units redeemed and transferred	(22,801)	(30,588)	(256,393)	(57,165)	(1,905)

Units outstanding at December 31, 2007	25,185	33,344	230,612	68,092	4,324
Units purchased	59,203	97,635	559,111	158,670	9,962
Units redeemed and transferred	(58,623)	(78,893)	(566,210)	(149,237)	(10,037)

Units outstanding at December 31, 2008	25,765	52,086	223,513	77,525	4,249

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding
A summary of changes in equivalent accumulation units outstanding follows:

			Transamerica
	Transamerica		Growth	Transamerica	Transamerica
	Convertible	Transamerica	Opportunities	Money	Small/MidCap
	Securities VP	Equity VP	VP	Market VP	Value VP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2007	941	671,889	136,603	42,639	13,064
Units purchased	3,087	719,714	156,391	70,532	18,541
Units redeemed and transferred	(836)	(719,906)	(148,477)	(69,593)	(7,834)

Units outstanding at December 31, 2007	3,192	671,697	144,517	43,578	23,771
Units purchased	7,503	1,570,920	344,594	303,326	56,420
Units redeemed and transferred	(8,319)	(1,590,230)	(345,490)	(207,757)	(43,180)

Units outstanding at December 31, 2008	2,376	652,387	143,621	139,147	37,011

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding
A summary of changes in equivalent accumulation units outstanding follows:

	Transamerica		Transamerica
	U.S.	Transamerica	Van Kampen
	Government	Value	Mid-Cap	Transamerica	Transamerica
	Securities VP	Balanced VP	Growth VP	Index 50 VP	Index 75 VP
	Subaccount	Subaccount	Subaccount	Subaccount(1)	Subaccount(1)
Units outstanding at January 1, 2007	1,346	46,834	337,763	—	—
Units purchased	613	50,169	386,193	—	—
Units redeemed and transferred	(1,122)	(51,398)	(374,364)	—	—

Units outstanding at December 31, 2007	837	45,605	349,592	—	—
Units purchased	26,667	116,505	845,387	3	3
Units redeemed and transferred	(8,795)	(117,720)	(849,839)	(3)	(3)

Units outstanding at December 31, 2008	18,709	44,390	345,140	—	—

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding
A summary of changes in equivalent accumulation units outstanding follows:

		ProFund VP	ProFund VP	ProFund VP
	ProFund VP	Money	NASDAQ-	Short Small-	ProFund VP
	Bull	Market	100	Cap	Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2007	5,201	—	—	10,992	1,599
Units purchased	109,372	2,476	144,503	342,770	162,150
Units redeemed and transferred	(114,387)	(1,279)	(143,807)	(341,823)	(162,845)

Units outstanding at December 31, 2007	186	1,197	696	11,939	904
Units purchased	139,691	20,699	253,097	579,930	252,100
Units redeemed and transferred	(138,529)	(10,073)	(248,748)	(588,647)	(239,644)

Units outstanding at December 31, 2008	1,348	11,823	5,045	3,222	13,360

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding
A summary of changes in equivalent accumulation units outstanding follows:

ProFund VP
	Access VP	ProFund VP	ProFund VP	UltraSmall-	ProFund VP
	High Yield	Europe 30	Oil & Gas	Cap	Utilities
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Units outstanding at January 1, 2007	—	—	—	—	—
Units purchased	—	—	—	—	—
Units redeemed and transferred	—	—	—	—	—

Units outstanding at December 31, 2007	—	—	—	—	—
Units purchased	3,840	5,063	50,880	51,569	27,634
Units redeemed and transferred	(3,840)	(5,063)	(49,984)	(46,962)	(27,384)

Units outstanding at December 31, 2008	—	—	896	4,607	250

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding
A summary of changes in equivalent accumulation units outstanding follows:

	ProFund VP		ProFund VP	ProFund VP	ProFund VP
	Consumer	ProFund VP	Small-Cap	Falling US	Emerging
	Services	Pharmaceuticals	Value	Dollar	Markets
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Units outstanding at January 1, 2007	—	—	—	—	—
Units purchased	—	—	—	—	—
Units redeemed and transferred	—	—	—	—	—

Units outstanding at December 31, 2007	—	—	—	—	—
Units purchased	11,325	18,563	5,228	6,827	67,765
Units redeemed and transferred	(11,325)	(18,563)	(5,228)	(6,131)	(65,921)

Units outstanding at December 31, 2008	—	—	—	696	1,844

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding
A summary of changes in equivalent accumulation units outstanding follows:

				ProFund VP	ProFund VP
				Short	U.S.
	ProFund VP	ProFund VP	ProFund VP	NASDAQ-	Government
	International	Asia 30	Japan	100	Plus
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Units outstanding at January 1, 2007	—	—	—	—	—
Units purchased	—	—	—	—	—
Units redeemed and transferred	—	—	—	—	—

Units outstanding at December 31, 2007	—	—	—	—	—
Units purchased	17,297	13,391	4,382	38,771	6,632
Units redeemed and transferred	(17,075)	(13,391)	(4,282)	(38,459)	(3,384)

Units outstanding at December 31, 2008	222	—	100	312	3,248

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding
A summary of changes in equivalent accumulation units outstanding follows:

	ProFund	ProFund	ProFund
	VP Basic	VP	VP Precious	ProFund VP	ProFund
	Materials	Financials	Metals	Telecommunications	VP Mid-Cap
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Units outstanding at January 1, 2007	—	—	—	—	—
Units purchased	—	—	—	—	—
Units redeemed and transferred	—	—	—	—	—

Units outstanding at December 31, 2007	—	—	—	—	—
Units purchased	47,359	25,696	154,597	14,941	24,774
Units redeemed and transferred	(46,440)	(22,171)	(149,465)	(14,906)	(10,949)

Units outstanding at December 31, 2008	919	3,525	5,132	35	13,825

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding
A summary of changes in equivalent accumulation units outstanding follows:

	ProFund VP
	Short	ProFund VP		Fidelity VIP	Fidelity VIP
	Emerging	Short	Fidelity VIP	Equity-	Growth
	Markets	International	Contrafund®	Income	Opportunities
	Subaccount(1)	Subaccount(1)	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2007	—	—	30,566	23,281	16,023
Units purchased	—	—	34,089	24,774	18,609
Units redeemed and transferred	—	—	(33,678)	(24,569)	(17,669)

Units outstanding at December 31, 2007	—	—	30,977	23,486	16,963
Units purchased	26,276	51,791	74,127	55,729	40,052
Units redeemed and transferred	(26,255)	(51,642)	(72,455)	(55,036)	(38,796)

Units outstanding at December 31, 2008	21	149	32,649	24,179	18,219

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding
A summary of changes in equivalent accumulation units outstanding follows:

Fidelity
VIP Index
500
Subaccount
Units outstanding at January 1, 2007	1,803
Units purchased	14,944
Units redeemed and transferred	(8,387)
Units outstanding at December 31, 2007	8,360
Units purchased	25,378
Units redeemed and transferred	(26,656)
Units outstanding at December 31, 2008	7,082

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
4. Financial Highlights
The Mutual Fund Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

												Total
					Unit FairValue							Return***
					Corresponding							Corresponding
					to				Expense			to
					Lowest to			Investment	Ratio**			Lowest to
		Year			Highest	Net		Income	Lowest to			Highest
Subaccount		Ended	Units		Expense Ratio	Assets		Ratio*	Highest			Expense Ratio

Transamerica JPMorgan Core Bond VP
12/31/2008	26,452	$11.67	to	$10.53	$420,947	4.44%	0.75%	to	1.50%	4.80%	to	5.29%
12/31/2007	24,032	11.14	to	15.26	366,738	5.25	0.75	to	0.90	6.14	to	5.98
12/31/2006	25,771	10.49	to	14.40	371,118	5.11	0.75	to	0.90	3.14	to	2.99
12/31/2005	28,109	10.17	to	13.98	385,419	5.43	0.75	to	0.90	1.53	to	1.39
12/31/2004	26,062	10.02	to	13.79	351,916	6.99	0.75	to	0.90	0.18	to	3.59
Transamerica Asset Allocation — Conservative VP
12/31/2008	44,489	9.92	to	10.31	495,589	3.42	0.75	to	1.50	(21.77)	to	3.10
12/31/2007	30,234	12.68	to	14.27	431,147	2.61	0.75	to	0.90	5.59	to	5.43
12/31/2006	34,148	12.01	to	13.53	462,008	3.24	0.75	to	0.90	8.63	to	8.47
12/31/2005	27,846	11.06	to	12.48	344,545	3.02	0.75	to	0.90	4.40	to	4.25
12/31/2004	19,112	10.59	to	11.97	225,977	0.30	0.75	to	0.90	5.92	to	8.73
Transamerica Asset Allocation — Growth VP
12/31/2008	876,822	9.10	to	10.00	8,463,481	2.98	0.75	to	1.50	(40.09)	to	0.05
12/31/2007	852,295	15.19	to	16.22	13,751,330	2.35	0.75	to	0.90	6.95	to	6.79
12/31/2006	675,508	14.20	to	15.19	10,218,733	0.98	0.75	to	0.90	14.76	to	14.59
12/31/2005	485,128	12.38	to	13.25	6,415,414	0.50	0.75	to	0.90	11.40	to	11.24
12/31/2004	287,814	11.11	to	11.91	3,427,168	0.09	0.75	to	0.90	11.09	to	13.16
Transamerica Asset Allocation — Moderate Growth VP
12/31/2008	899,025	9.64	to	10.16	9,390,527	3.08	0.75	to	1.50	(33.27)	to	1.61
12/31/2007	825,427	14.45	to	15.77	12,951,038	2.42	0.75	to	0.90	7.00	to	6.84
12/31/2006	700,022	13.50	to	14.76	10,293,288	1.66	0.75	to	0.90	12.99	to	12.82
12/31/2005	535,724	11.95	to	13.08	6,997,114	1.19	0.75	to	0.90	9.09	to	8.93
12/31/2004	364,509	10.96	to	12.01	4,375,997	0.20	0.75	to	0.90	9.56	to	12.53
Transamerica Asset Allocation — Moderate VP
12/31/2008	248,367	9.99	to	10.27	2,730,915	3.43	0.75	to	1.50	(26.52)	to	2.69
12/31/2007	229,202	13.59	to	15.06	3,438,555	3.00	0.75	to	0.90	7.15	to	6.99
12/31/2006	193,386	12.68	to	14.08	2,714,523	2.67	0.75	to	0.90	10.65	to	10.49
12/31/2005	170,371	11.46	to	12.74	2,167,276	1.89	0.75	to	0.90	6.64	to	6.49
12/31/2004	126,561	10.75	to	11.96	1,511,768	0.27	0.75	to	0.90	7.49	to	10.40
Transamerica International Moderate Growth VP
12/31/2008	76,339	7.10	to	10.47	540,139	2.31	0.75	to	1.50	(36.60)	to	4.73
12/31/2007	91,478	11.20	to	11.17	1,021,913	1.27	0.75	to	0.90	7.88	to	7.72
12/31/2006(1)	48,306	10.38	to	10.37	500,814	—	0.75	to	0.90	3.78	to	3.67

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008

												Total
					Unit FairValue							Return***
					Corresponding							Corresponding
					to				Expense			to
					Lowest to			Investment	Ratio**			Lowest to
		Year			Highest	Net		Income	Lowest to			Highest
Subaccount		Ended	Units		Expense Ratio	Assets		Ratio*	Highest			Expense Ratio

Transamerica MFS International Equity VP
12/31/2008	104,291	8.19	to	10.55	854,642	5.33	0.75	to	1.50	(35.10)	to	5.46
12/31/2007	117,484	12.78	to	12.78	1,501,251	1.00	0.90	to	0.90	8.17	to	8.17
12/31/2006	87,146	11.81	to	11.81	1,029,445	1.42	0.9	to	0.90	21.97	to	21.97
12/31/2005	73,912	9.68	to	9.68	715,819	0.79	0.90	to	0.90	11.86	to	11.86
12/31/2004	71,003	8.66	to	8.66	614,733	—	0.90	to	0.90	13.32	to	13.32
Transamerica Capital Guardian US Equity VP
12/31/2008	670	$7.95	to	$9.71	$5,325	2.43%	0.75%	to	1.50%	(38.61)%	to	(2.94)%
12/31/2007	580	13.46	to	13.46	7,806	0.75	0.9	to	0.90	(1.05)	to	(1.05)
12/31/2006	465	13.60	to	13.60	6,321	0.16	0.9	to	0.90	9.13	to	9.13
12/31/2005	2,873	12.46	to	12.46	35,802	0.55	0.90	to	0.90	5.36	to	5.36
12/31/2004	2,847	11.83	to	11.83	33,676	0.29	0.90	to	0.90	8.79	to	8.79
Transamerica Capital Guardian Value VP
12/31/2008	919	7.68	to	9.86	7,564	7.40	0.75	to	1.50	(39.97)	to	(1.40)
12/31/2007	720	12.80	to	13.97	9,806	0.47	0.75	to	0.90	(6.99)	to	(7.12)
12/31/2006	2,451	13.76	to	15.04	34,481	0.33	0.75	to	0.90	15.63	to	15.46
12/31/2005	5,307	11.90	to	13.03	66,834	0.96	0.75	to	0.90	6.91	to	6.75
12/31/2004	4,964	11.13	to	12.20	58,432	0.93	0.75	to	0.90	11.33	to	15.66
Transamerica Clarion Global Real Estate Securities VP
12/31/2008	31,488	9.51	to	10.18	603,116	6.63	0.75	to	1.50	(42.81)	to	1.82
12/31/2007	43,659	16.62	to	34.54	1,470,074	7.41	0.75	to	0.90	(7.40)	to	(7.54)
12/31/2006	33,521	17.95	to	37.36	1,206,922	1.39	0.75	to	0.90	41.21	to	41.01
12/31/2005	29,418	12.71	to	26.49	745,925	1.76	0.75	to	0.90	12.63	to	12.46
12/31/2004	22,789	11.29	to	23.56	512,301	2.21	0.75	to	0.90	12.87	to	31.67
Transamerica Federated Market Opportunity VP
12/31/2008	54,228	10.31	to	11.01	991,954	4.60	0.75	to	1.50	(5.24)	to	10.12
12/31/2007	55,005	10.88	to	19.45	1,064,809	3.76	0.75	to	0.90	(1.22)	to	(1.37)
12/31/2006	57,094	11.01	to	19.72	1,118,054	1.68	0.75	to	0.90	1.99	to	1.84
12/31/2005	56,465	10.79	to	19.36	1,073,554	2.32	0.75	to	0.90	4.18	to	4.03
12/31/2004	50,164	10.36	to	18.61	917,089	2.76	0.75	to	0.90	3.62	to	8.23
Transamerica Science & Technology VP
12/31/2008	63,426	7.40	to	9.40	160,174	—	0.75	to	1.50	(48.98)	to	(6.02)
12/31/2007	62,686	14.51	to	4.95	311,432	—	0.75	to	0.90	31.76	to	31.56
12/31/2006	45,919	11.01	to	3.76	173,165	—	0.75	to	0.90	0.25	to	0.11
12/31/2005	44,089	10.99	to	3.76	180,346	0.43	0.75	to	0.90	1.30	to	1.15
12/31/2004	41,459	10.84	to	3.71	168,241	—	0.75	to	0.90	8.44	to	7.09

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008

												Total
					Unit FairValue							Return***
					Corresponding							Corresponding
					to				Expense			to
					Lowest to			Investment	Ratio**			Lowest to
		Year			Highest	Net		Income	Lowest to			Highest
Subaccount		Ended	Units		Expense Ratio	Assets		Ratio*	Highest			Expense Ratio

Transamerica JPMorgan Mid Cap Value VP
12/31/2008	19,012	9.44	to	12.16	231,131	1.44	0.75	to	0.90	(33.38)	to	(33.48)
12/31/2007	21,886	14.17	to	18.28	400,003	1.00	0.75	to	0.90	2.06	to	1.91
12/31/2006	23,810	13.88	to	17.93	427,002	0.81	0.75	to	0.90	16.37	to	16.20
12/31/2005	28,661	11.93	to	15.43	435,307	0.22	0.75	to	0.90	8.34	to	8.18
12/31/2004	23,282	11.01	to	14.27	354,155	0.04	0.75	to	0.90	10.11	to	13.56
Transamerica JPMorgan Enhanced Index VP
12/31/2008	4,645	8.26	to	9.70	39,934	5.91	0.75	to	1.50	(37.82)	to	(3.00)
12/31/2007	4,169	13.28	to	13.85	57,746	1.78	0.75	to	0.90	3.76	to	3.60
12/31/2006	840	12.80	to	13.37	11,220	0.53	0.75	to	0.90	14.45	to	14.29
12/31/2005	2,994	11.19	to	11.70	33,987	1.40	0.75	to	0.90	2.69	to	2.54
12/31/2004	5,071	10.89	to	11.41	56,823	0.66	0.75	to	0.90	8.93	to	10.03
Transamerica Marsico Growth VP
12/31/2008	14,386	$8.72	to	$9.53	$106,905	0.83%	0.75%	to	1.50%	(41.39)%	to	(4.65)%
12/31/2007	14,863	14.89	to	12.70	188,718	0.03	0.75	to	0.90	19.50	to	19.32
12/31/2006	12,648	12.46	to	10.64	134,584	0.12	0.75	to	0.90	4.58	to	4.43
12/31/2005	13,359	11.91	to	10.19	139,569	0.08	0.75	to	0.90	7.77	to	7.62
12/31/2004	14,669	11.05	to	9.47	142,062	—	0.75	to	0.90	10.52	to	11.25
Transamerica BlackRock Large Cap Value VP
12/31/2008	29,220	10.24	to	10.24	350,267	0.96	0.75	to	1.50	(34.38)	to	2.42
12/31/2007	26,750	15.60	to	18.38	489,277	1.01	0.75	to	0.90	3.85	to	3.70
12/31/2006	21,369	15.02	to	17.72	378,216	0.49	0.75	to	0.90	16.05	to	15.88
12/31/2005	19,474	12.95	to	15.30	292,832	0.73	0.75	to	0.90	15.08	to	14.91
12/31/2004	11,391	11.25	to	13.31	147,502	0.93	0.75	to	0.90	12.49	to	17.28
Transamerica MFS High Yield VP
12/31/2008	1,871	8.63	to	9.92	18,288	9.89	0.75	to	1.50	(25.76)	to	(0.76)
12/31/2007	1,611	11.62	to	13.28	21,248	8.58	0.75	to	0.90	1.09	to	0.94
12/31/2006	1,370	11.49	to	13.16	17,920	3.35	0.75	to	0.90	10.12	to	9.96
12/31/2005	4,455	10.44	to	11.97	50,233	8.18	0.75	to	0.90	1.05	to	0.91
12/31/2004	4,198	10.33	to	11.86	46,723	4.95	0.90	to	0.90	3.28	to	8.79
Transamerica Munder Net50 VP
12/31/2008	22,437	7.98	to	9.48	148,027	4.26	0.75	to	1.50	(43.96)	to	(5.19)
12/31/2007	23,511	14.24	to	11.76	277,230	—	0.75	to	0.90	16.17	to	15.99
12/31/2006	18,660	12.26	to	10.14	189,491	—	0.75	to	0.90	(0.75)	to	(0.89)
12/31/2005	19,990	12.35	to	10.23	208,875	—	0.75	to	0.90	7.26	to	7.10
12/31/2004	18,330	11.52	to	9.55	179,039	—	0.75	to	0.90	15.16	to	14.31

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008

												Total
					Unit FairValue							Return***
					Corresponding							Corresponding
					to				Expense			to
					Lowest to			Investment	Ratio**			Lowest to
		Year			Highest	Net		Income	Lowest to			Highest
Subaccount		Ended	Units		Expense Ratio	Assets		Ratio*	Highest			Expense Ratio

Transamerica PIMCO Total Return VP
12/31/2008	10,652	11.01	to	10.45	129,654	6.42	0.75	to	1.50	(3.52)	to	4.55
12/31/2007	4,716	11.41	to	12.85	60,477	2.51	0.75	to	0.90	8.13	to	7.97
12/31/2006	5,223	10.56	to	11.91	62,130	2.58	0.75	to	0.90	3.43	to	3.28
12/31/2005	6,645	10.21	to	11.53	73,911	1.89	0.75	to	0.90	1.57	to	1.42
12/31/2004	5,791	10.05	to	11.37	63,179	1.99	0.75	to	0.90	0.48	to	3.56
Transamerica Legg Mason Partners All Cap VP
12/31/2008	71,722	8.45	to	9.84	771,255	2.13	0.75	to	1.50	(36.84)	to	(1.58)
12/31/2007	69,963	13.38	to	17.07	1,194,190	1.34	0.75	to	0.90	0.28	to	0.13
12/31/2006	70,943	13.34	to	17.05	1,208,417	1.01	0.75	to	0.90	17.67	to	17.50
12/31/2005	71,690	11.33	to	14.51	1,033,914	0.62	0.75	to	0.90	3.30	to	3.15
12/31/2004	69,809	10.97	to	14.07	975,896	0.22	0.75	to	0.90	9.72	to	8.16
Transamerica T. Rowe Price Equity Income VP
12/31/2008	25,765	8.70	to	9.74	228,196	3.56	0.75	to	1.50	(36.45)	to	(2.60)
12/31/2007	25,185	13.69	to	13.97	351,605	2.32	0.75	to	0.90	2.54	to	2.39
12/31/2006	16,600	13.35	to	13.64	226,399	1.73	0.75	to	0.90	18.08	to	17.90
12/31/2005	16,071	11.31	to	11.57	185,398	1.86	0.75	to	0.90	3.33	to	3.18
12/31/2004	14,517	10.94	to	11.21	162,233	1.15	0.75	to	0.90	9.45	to	13.79
Transamerica T. Rowe Price Small Cap VP
12/31/2008	52,086	$8.82	to	$10.03	$461,216	1.71%	0.75%	to	1.50%	(36.73)%	to	0.31%
12/31/2007	33,344	13.94	to	14.02	467,370	—	0.75	to	0.90	8.79	to	8.63
12/31/2006	30,575	12.82	to	12.91	394,519	—	0.75	to	0.90	2.82	to	2.67
12/31/2005	30,907	12.47	to	12.57	388,276	—	0.75	to	0.90	9.79	to	9.63
12/31/2004	28,915	11.35	to	11.47	331,344	—	0.75	to	0.90	13.55	to	9.38
Transamerica Templeton Global VP
12/31/2008	223,513	8.86	to	10.20	1,650,220	1.94	0.75	to	1.50	(44.09)	to	2.03
12/31/2007	230,612	15.85	to	13.22	3,050,384	1.54	0.75	to	0.90	14.38	to	14.21
12/31/2006	226,381	13.86	to	11.57	2,622,338	1.28	0.75	to	0.90	17.90	to	17.73
12/31/2005	225,214	11.75	to	9.83	2,217,296	1.07	0.75	to	0.90	6.67	to	6.51
12/31/2004	221,352	11.02	to	9.23	2,046,028	—	0.75	to	0.90	10.19	to	8.09
Transamerica Third Avenue Value VP
12/31/2008	77,525	9.01	to	9.72	1,400,148	5.11	0.75	to	1.50	(41.59)	to	(2.77)
12/31/2007	68,092	15.42	to	31.98	2,129,134	4.03	0.75	to	0.90	0.44	to	0.29
12/31/2006	59,493	15.35	to	31.89	1,871,592	0.81	0.75	to	0.90	15.20	to	15.04
12/31/2005	49,863	13.32	to	27.72	1,351,089	0.55	0.75	to	0.90	17.92	to	17.75
12/31/2004	40,843	11.30	to	23.54	937,024	0.67	0.75	to	0.90	12.99	to	23.69

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008

												Total
					Unit FairValue							Return***
					Corresponding							Corresponding
					to				Expense			to
					Lowest to			Investment	Ratio**			Lowest to
		Year			Highest	Net		Income	Lowest to			Highest
Subaccount		Ended	Units		Expense Ratio	Assets		Ratio*	Highest			Expense Ratio

Transamerica Balanced VP
12/31/2008	4,249	9.50	to	9.94	43,338	1.91	0.75	to	1.50	(32.91)	to	(0.61)
12/31/2007	4,324	14.16	to	15.28	65,998	1.08	0.75	to	0.90	12.76	to	12.59
12/31/2006	4,158	12.56	to	13.57	56,404	0.83	0.75	to	0.90	8.31	to	8.15
12/31/2005	5,039	11.60	to	12.55	61,334	1.42	0.75	to	0.90	7.16	to	7.00
12/31/2004	4,630	10.82	to	11.73	52,492	0.78	0.75	to	0.90	8.21	to	10.16
Transamerica Convertible Securities VP
12/31/2008	2,376	9.28	to	10.15	25,127	4.98	0.75	to	1.50	(37.34)	to	1.54
12/31/2007	3,192	14.81	to	16.94	53,704	1.79	0.75	to	0.90	17.75	to	17.57
12/31/2006	941	12.58	to	14.41	13,519	0.49	0.75	to	0.90	10.07	to	9.91
12/31/2005	5,232	11.42	to	13.11	65,204	2.19	0.75	to	0.90	3.11	to	2.96
12/31/2004	5,057	11.08	to	12.74	61,094	1.66	0.75	to	0.90	10.80	to	12.17
Transamerica Equity VP
12/31/2008	652,387	8.65	to	9.60	6,370,915	0.23	0.75	to	1.50	(46.41)	to	(3.98)
12/31/2007	671,697	16.15	to	18.26	12,259,858	0.02	0.75	to	0.90	15.41	to	15.24
12/31/2006	671,889	13.99	to	15.85	10,640,866	—	0.75	to	0.90	7.90	to	7.75
12/31/2005	279,235	12.97	to	14.71	4,102,578	0.37	0.75	to	0.90	15.67	to	15.50
12/31/2004	258,841	11.21	to	12.73	3,292,821	—	0.75	to	0.90	12.09	to	14.77
Transamerica Growth Opportunities VP
12/31/2008	143,621	9.38	to	9.91	1,464,222	3.73	0.75	to	1.50	(41.35)	to	(0.90)
12/31/2007	144,517	16.00	to	17.41	2,515,980	0.05	0.75	to	0.90	22.16	to	21.98
12/31/2006	136,603	13.10	to	14.28	1,949,820	0.23	0.75	to	0.90	4.32	to	4.16
12/31/2005	131,780	12.56	to	13.71	1,803,803	—	0.75	to	0.90	15.36	to	15.19
12/31/2004	123,717	10.88	to	11.90	1,469,919	—	0.75	to	0.90	8.83	to	15.58
Transamerica Money Market VP
12/31/2008	139,147	$11.26	to	$10.00	$1,713,384	2.11%	0.75%	to	1.50%	1.63%	to	0.00%
12/31/2007	43,578	11.08	to	12.26	532,627	4.89	0.75	to	0.90	4.24	to	4.09
12/31/2006	42,639	10.63	to	11.78	502,272	4.72	0.75	to	0.90	3.95	to	3.80
12/31/2005	40,493	10.23	to	11.35	458,627	2.93	0.75	to	0.90	2.11	to	1.96
12/31/2004	33,182	10.02	to	11.13	367,140	1.03	0.75	to	0.90	0.18	to	0.10
Transamerica Small/MidCap Value VP
12/31/2008	37,011	10.76	to	10.16	403,712	1.94	0.75	to	1.50	(41.31)	to	1.58
12/31/2007	23,771	18.33	to	18.64	442,320	0.99	0.75	to	0.90	23.81	to	23.62
12/31/2006	13,064	14.80	to	15.07	196,804	0.89	0.75	to	0.90	17.17	to	17.00
12/31/2005	6,348	12.63	to	12.88	81,248	0.41	0.75	to	0.90	12.71	to	12.55
12/31/2004	4,740	11.21	to	11.45	53,784	—	0.75	to	0.90	12.09	to	14.47

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008

												Total
					Unit FairValue							Return***
					Corresponding							Corresponding
					to				Expense			to
					Lowest to			Investment	Ratio**			Lowest to
		Year			Highest	Net		Income	Lowest to			Highest
Subaccount		Ended	Units		Expense Ratio	Assets		Ratio*	Highest			Expense Ratio

Transamerica U.S. Government Securities VP
12/31/2008	18,709	11.70	to	10.54	225,462	1.43	0.75	to	1.50	6.86	to	5.41
12/31/2007	837	10.95	to	11.91	9,968	4.45	0.75	to	0.90	5.25	to	5.10
12/31/2006	1,346	10.40	to	11.34	15,254	1.50	0.75	to	0.90	2.50	to	2.35
12/31/2005	5,100	10.15	to	11.08	54,632	4.23	0.75	to	0.90	1.47	to	1.32
12/31/2004	4,815	10.00	to	10.93	50,771	3.08	0.75	to	0.90	0.01	to	2.37
Transamerica Value Balanced VP
12/31/2008	44,390	9.46	to	10.01	480,773	4.79	0.75	to	1.50	(31.06)	to	0.09
12/31/2007	45,605	13.73	to	15.75	717,917	2.58	0.75	to	0.90	5.92	to	5.76
12/31/2006	46,834	12.96	to	14.89	697,179	2.50	0.75	to	0.90	14.41	to	14.24
12/31/2005	49,825	11.33	to	13.03	645,898	2.67	0.75	to	0.90	5.80	to	5.64
12/31/2004	49,109	10.71	to	12.34	602,537	1.30	0.75	to	0.90	7.08	to	8.98
Transamerica Van Kampen Mid-Cap Growth VP
12/31/2008	345,140	8.27	to	9.72	2,404,313	2.11	0.75	to	1.50	(46.69)	to	(2.76)
12/31/2007	349,592	15.50	to	13.05	4,572,370	—	0.75	to	0.90	21.62	to	21.43
12/31/2006	337,763	12.75	to	10.74	3,628,821	—	0.75	to	0.90	9.09	to	8.93
12/31/2005	335,970	11.69	to	9.86	3,317,253	0.09	0.75	to	0.90	6.75	to	6.59
12/31/2004	318,955	10.95	to	9.25	2,954,532	—	0.75	to	0.90	9.48	to	6.18
Transamerica Index 50 VP
12/31/2008	—	8.24	to	10.51	—	—	0.75	to	1.50	(17.61)	to	5.07
Transamerica Index 75 VP
12/31/2008	—	7.27	to	10.31	—	—	0.75	to	1.50	(27.27)	to	3.13
ProFund VP Bull
12/31/2008	1,348	7.29	to	9.76	9,786	—	0.75	to	1.50	(38.13)	to	(2.42)
12/31/2007	186	11.78	to	11.75	2,181	0.06	0.75	to	0.90	2.78	to	2.62
12/31/2006	5,201	11.46	to	11.45	59,609	—	0.75	to	0.90	14.61	to	14.52
ProFund VP Money Market
12/31/2008	11,823	10.50	to	9.98	123,863	0.35	0.75	to	1.50	0.09	to	(0.25)
12/31/2007	1,197	10.49	to	10.47	12,535	2.32	0.75	to	0.90	2.99	to	2.84
12/31/2006	—	10.19	to	10.18	—	—	0.75	to	0.90	1.89	to	1.81
ProFund VP NASDAQ-100
12/31/2008	5,045	7.62	to	9.25	38,336	—	0.75	to	1.50	(42.91)	to	(7.51)
12/31/2007	696	13.36	to	13.33	9,280	—	0.75	to	0.90	16.74	to	16.57
12/31/2006	—	11.44	to	11.43	—	—	0.75	to	0.90	14.41	to	14.31

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008

												Total
					Unit FairValue							Return***
					Corresponding							Corresponding
					to				Expense			to
					Lowest to			Investment	Ratio**			Lowest to
		Year			Highest	Net		Income	Lowest to			Highest
Subaccount		Ended	Units		Expense Ratio	Assets		Ratio*	Highest			Expense Ratio

ProFund VP Short Small-Cap
12/31/2008	3,222	$11.27	to	$8.85	$36,165	2.43%	0.75%	to	1.50%	23.15%	to	(11.49)%
12/31/2007	11,939	9.15	to	9.13	109,214	0.53	0.75	to	0.90	3.75	to	3.59
12/31/2006	10,992	8.82	to	8.81	96,839	0.15	0.75	to	0.90	(11.83)	to	(11.90)
ProFund VP Small-Cap
12/31/2008	13,360	7.00	to	10.01	93,250	0.22	0.75	to	1.50	(35.88)	to	0.14
12/31/2007	904	10.92	to	10.90	9,852	0.34	0.75	to	0.90	(2.95)	to	(3.09)
12/31/2006	1,599	11.25	to	11.25	17,985	—	0.75	to	0.90	12.54	to	12.45
Access VP High Yield
12/31/2008	—	9.91	to	10.43	—	12.18	0.75	to	1.50	(0.86)	to	4.30
ProFund VP Europe 30
12/31/2008	—	6.01	to	10.12	—	—	0.75	to	1.50	(39.85)	to	1.17
ProFund VP Oil & Gas
12/31/2008	896	6.36	to	10.00	5,695	—	0.75	to	1.50	(36.41)	to	0.03
ProFund VP UltraSmall-Cap
12/31/2008	4,607	4.02	to	9.47	18,520	—	0.75	to	1.50	(59.81)	to	(5.26)
ProFund VP Utilities
12/31/2008	250	7.49	to	10.36	1,873	0.71	0.75	to	1.50	(25.09)	to	3.64
ProFund VP Consumer Services
12/31/2008	—	7.07	to	10.24	—	—	0.75	to	1.50	(29.31)	to	2.44
ProFund VP Pharmaceuticals
12/31/2008	—	8.63	to	10.63	—	—	0.75	to	1.50	(13.67)	to	6.28
ProFund VP Small-Cap Value
12/31/2008	—	7.23	to	10.23	—	—	0.75	to	1.50	(27.71)	to	2.32
ProFund VP Falling US Dollar
12/31/2008	696	9.09	to	10.40	6,322	0.25	0.75	to	1.50	(9.08)	to	3.96
ProFund VP Emerging Markets
12/31/2008	1,844	5.03	to	10.96	9,271	0.75	0.75	to	1.50	(49.66)	to	9.60
ProFund VP International
12/31/2008	222	6.00	to	10.48	1,331	0.22	0.75	to	1.50	(39.96)	to	4.77
ProFund VP Asia 30
12/31/2008	—	5.52	to	11.23	—	—	0.75	to	1.50	(44.78)	to	12.27
ProFund VP Japan
12/31/2008	100	6.50	to	10.66	651	—	0.75	to	1.50	(34.97)	to	6.62
ProFund VP Short NASDAQ-100
12/31/2008	312	12.69	to	10.13	3,953	0.42	0.75	to	1.50	26.92	to	1.29

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008

												Total
					Unit FairValue							Return***
					Corresponding							Corresponding
					to				Expense			to
					Lowest to			Investment	Ratio**			Lowest to
		Year			Highest	Net		Income	Lowest to			Highest
Subaccount		Ended	Units		Expense Ratio	Assets		Ratio*	Highest			Expense Ratio

ProFund VP U.S. Government Plus
12/31/2008	3247.94	15.0192	to	13.929	48737	1.23332	0.75	to	1.5	50.1919	to	39.28642
ProFund VP Basic Materials
12/31/2008	919	4.69	to	9.19	4,309	0.20	0.75	to	1.50	(53.05)	to	(8.08)
ProFund VP Financials
12/31/2008	3,525	5.32	to	9.06	18,735	—	0.75	to	1.50	(46.85)	to	(9.37)
ProFund VP Precious Metals
12/31/2008	5,132	5.94	to	15.02	30,451	15.29	0.75	to	1.50	(40.61)	to	50.17
ProFund VP Telecommunications
12/31/2008	35	7.73	to	10.60	273	0.17	0.75	to	1.50	(22.65)	to	6.02
ProFund VP Mid-Cap
12/31/2008	13,825	$6.47	to	$10.10	$89,296	0.22%	0.75%	to	1.50%	(35.34)%	to	1.02%
ProFund VP Short Emerging Markets
12/31/2008	21	13.15	to	7.91	277	—	0.75	to	1.50	31.51	to	(20.89)
ProFund VP Short International
12/31/2008	149	12.80	to	8.76	1,901	—	0.75	to	1.50	28.04	to	(12.39)
Fidelity VIP Contrafund®
12/31/2008	32,649	8.68	to	8.68	283,363	0.83	0.90	to	0.90	(43.20)	to	(43.20)
12/31/2007	30,977	15.28	to	15.28	473,371	0.77	0.90	to	0.90	16.25	to	16.25
12/31/2006	30,566	13.15	to	13.15	401,798	1.00	0.9	to	0.90	10.44	to	10.44
12/31/2005	29,420	11.90	to	11.90	350,175	0.12	0.90	to	0.90	15.61	to	15.61
12/31/2004	27,475	10.30	to	10.30	282,869	0.22	0.90	to	0.90	14.13	to	14.13
Fidelity VIP Equity-Income
12/31/2008	24,179	8.09	to	8.09	195,628	2.38	0.90	to	0.90	(43.32)	to	(43.32)
12/31/2007	23,486	14.28	to	14.28	335,274	1.63	0.90	to	0.90	0.36	to	0.36
12/31/2006	23,281	14.22	to	14.22	331,145	2.95	0.9	to	0.90	18.86	to	18.86
12/31/2005	22,823	11.97	to	11.97	273,115	1.40	0.90	to	0.90	4.63	to	4.63
12/31/2004	21,397	11.44	to	11.44	244,720	1.48	0.90	to	0.90	10.24	to	10.24
Fidelity VIP Growth Opportunities
12/31/2008	18,219	4.46	to	4.46	81,289	0.13	0.90	to	0.90	(55.54)	to	(55.54)
12/31/2007	16,963	10.04	to	10.04	170,231	—	0.90	to	0.90	21.80	to	21.80
12/31/2006	16,023	8.24	to	8.24	132,014	0.45	0.9	to	0.90	4.18	to	4.18
12/31/2005	15,291	7.91	to	7.91	120,920	0.61	0.90	to	0.90	7.71	to	7.71
12/31/2004	13,443	7.34	to	7.34	98,696	0.32	0.90	to	0.90	5.93	to	5.93

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008

												Total
					Unit FairValue							Return***
					Corresponding							Corresponding
					to				Expense			to
					Lowest to			Investment	Ratio**			Lowest to
		Year			Highest	Net		Income	Lowest to			Highest
Subaccount		Ended	Units		Expense Ratio	Assets		Ratio*	Highest			Expense Ratio

Fidelity VIP Index 500
12/31/2008	7,082	8.44	to	9.75	59,819	1.58	0.75	to	1.50	(37.63)	to	(2.52)
12/31/2007	8,360	13.53	to	13.56	113,384	1.97	0.75	to	0.90	4.39	to	4.24
12/31/2006	1,803	12.96	to	13.01	23,434	2.27	0.75	to	0.90	14.57	to	14.41
12/31/2005	4,613	11.31	to	11.37	52,332	1.56	0.75	to	0.90	3.81	to	3.63
12/31/2004	2,000	10.89	to	10.97	49,226	—	0.75	to	0.90	8.95	to	9.75

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest. These ratios are annualized for periods less than one year.

**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. These charges range from .25% to .85% of the average contract owner’s account value depending on the options selected. Refer to the product’s prospectus for specific details. Expense ratios for periods of less than one year have been annualized.

***	The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio.
5. Administrative, Mortality, and Expense Risk Charge
Under some forms of the Policies, a sales charge and premium taxes are deducted by TFLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.
Under all forms of the Policy, monthly charges against policy cash values are made to compensate TFLIC for costs of insurance provided.
A daily charge equal to an annual rate of .75%, .90% or 1.50% of average daily net assets is assessed to compensate TFLIC for assumption of mortaility and expense risks in connection with the issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.
6. Income Taxes
Operations of the Life Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Life Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Life Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Life Account is not taxable to TFLIC, as long as earnings are credited under the variable annuity contracts.

Transamerica Financial Life Insurance
Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2008
7. Dividend Distributions
Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Life Account.
8. Fair Value Measurements and Fair Value Hierarchy
SFAS No. 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.
The Life Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.
Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:
Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.
Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Report of Independent Registered Public Accounting Firm
The Board of Directors
Transamerica Financial Life Insurance Company
We have audited the accompanying statutory-basis balance sheets of Transamerica Financial Life Insurance Company (the Company) as of December 31, 2008 and 2007, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2008. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.
In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Financial Life Insurance Company at December 31, 2008 and 2007, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2008.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2008 and 2007, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2008, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.
/s/ Ernst & Young LLP
Des Moines, Iowa
April 2, 2009

Transamerica Financial Life Insurance Company
Balance Sheets — Statutory Basis
(Dollars in Thousands, Except per Share Data)

	December 31
	2008	2007

Admitted assets
Cash and invested assets:
Bonds
Affiliated entities	$—	$5,000
Unaffiliated	6,460,209	5,743,314
Preferred stocks	179,333	155,785
Common stocks
Affiliated entities (cost: 2008 - $3,288 ; 2007 - $1,762)	3,472	2,107
Unaffiliated (cost: 2008 - $2,579 ; 2007 - $3,777)	1,218	16,183
Mortgage loans on real estate	1,174,686	1,174,369
Real estate	5,006	—
Policy loans	56,962	49,804
Cash, cash equivalents and short-term investments	940,429	740,228
Derivatives	229,891	6,322
Other invested assets	130,446	106,004
Other invested asset receivable	20,000	—

Total cash and invested assets	9,201,652	7,999,116

Premiums deferred and uncollected	69,755	89,796
Due and accrued investment income	86,827	75,511
Net deferred income tax asset	22,230	15,104
Reinsurance receivable	21,422	37,076
Federal income tax recoverable	74,182	—
Receivable from parent, subsidiaries and affiliates	64,189	22,117
Accounts receivable	93,315	97,510
Other admitted assets	4,842	4,123
Separate account assets	9,108,569	9,431,392

Total admitted assets	$18,746,983	$17,771,745

Transamerica Financial Life Insurance Company
Balance Sheets — Statutory Basis
(Dollars in Thousands, Except per Share Data)

	December 31
	2008	2007

Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$1,020,415	$942,064
Annuity	6,867,636	5,710,310
Accident and health	106,652	35,933
Policy and contract claim reserves:
Life	77,182	85,423
Annuity	558	328
Accident and health	15,956	13,596
Liability for deposit-type contracts	306,717	284,489
Other policyholders’ funds	931	910
Transfers to (from) separate accounts due or accrued	12,081	(14,204)
Remittances and items not allocated	226,912	197,581
Asset valuation reserve	83,891	101,179
Interest maintenance reserve	40,958	38,454
Funds held under coinsurance and other reinsurance treaties	1,062	9,285
Reinsurance in unauthorized companies	26,135	19,467
Commissions and expense allowances payable on reinsurance assumed	11,551	11,650
Payable for securities	—	935
Payable to affiliates	49,705	62,963
Federal and foreign income taxes payable	—	1,011
Other liabilities	46,946	28,385
Separate account liabilities	9,090,611	9,428,691

Total liabilities	17,985,899	16,958,450

Capital and surplus:
Common stock, $125 per share par value, 16,466 shares authorized, issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Surplus notes	150,000	—
Paid-in surplus	849,475	601,519
Special surplus	2,235	3,791
Unassigned surplus (deficit)	(243,126)	205,485

Total capital and surplus	761,084	813,295

Total liabilities and capital and surplus	$18,746,983	$17,771,745

See accompanying notes.

Transamerica Financial Life Insurance Company
Statements of Operations — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2008	2007	2006

Revenues:
Premiums and other considerations, net of reinsurance:
Life	$380,506	$374,806	$379,741
Annuity	4,161,192	3,109,527	2,153,973
Accident and health	55,625	55,118	53,652
Net investment income	465,217	427,355	417,646
Amortization of interest maintenance reserve	3,803	5,846	9,968
Commissions and expense allowances on reinsurance ceded	58,708	60,183	55,505
Income from fees associated with investment management, administration and contract guarantees for separate accounts	67,062	71,419	68,205
Reinsurance reserve adjustment	—	—	(546)
Consideration on reinsurance transaction	30,375	15,520	20,198
Other income	15,373	9,871	4,102

	5,237,861	4,129,645	3,162,444

Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	307,113	282,502	317,136
Annuity benefits	98,944	62,548	61,567
Surrender benefits	2,727,901	2,724,328	2,747,378
Other benefits	15,351	17,254	15,281
Increase (decrease) in aggregate reserves for policies and contracts:
Life	35,730	37,066	49,098
Annuity	1,195,782	119,658	(125,069)
Accident and health	70,718	310	9,433

	4,451,539	3,243,666	3,074,824

Insurance expenses:
Commissions	155,498	127,354	130,659
General insurance expenses	125,036	98,975	86,676
Taxes, licenses and fees	7,761	8,763	6,048
Net transfers to (from) separate accounts	877,216	456,130	(279,236)
Experience refunds	8,160	45,429	17,314
Interest on surplus notes	6,250	—	—
Other expenses (benefits)	6,560	(3,848)	511

	1,186,481	732,803	(38,028)

Total benefits and expenses	5,638,020	3,976,469	3,036,796

Gain (loss) from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	(400,159)	153,176	125,648
Dividends to policyholders	3	6	—

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments	(400,162)	153,170	125,648
Federal income tax expense (benefit)	(25,620)	36,347	27,475

Gain (loss) from operations before net realized capital gains on investments	(374,542)	116,823	98,173
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts tranferred to/from interest maintenance reserve)	27,212	7,937	(4,906)

Net income (loss)	$(347,330)	$124,760	$93,267

See accompanying notes.

Transamerica Financial Life Insurance Company
Statements of Changes in Capital and
Surplus — Statutory Basis
(Dollars in Thousands)

						Unassigned	Total
	Common	Preferred	Surplus	Paid-in	Special	Surplus/	Capital and
	Stock	Stock	Notes	Surplus	Surplus	(Deficit)	Surplus

Balance at January 1, 2006	$2,058	$442	$—	$601,671	$3,526	$194,399	$802,096
Net income (loss)	—	—	—	—	(701)	93,968	93,267
Change in nonadmitted assets	—	—	—	—	—	(11,352)	(11,352)
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	(369)	(369)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	(1,363)	(1,363)
Change in asset valuation reserve	—	—	—	—	—	(10,516)	(10,516)
Change in net deferred income tax asset	—	—	—	—	—	17,113	17,113
Change in surplus as result of reinsurance	—	—	—	—	—	(995)	(995)
Cumulative effect of change in accounting principles	—	—	—	—	—	(40)	(40)
Change in surplus in separate accounts	—	—	—	—	—	(223)	(223)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	459	—	—	459

Balance at December 31, 2006	2,058	442	—	602,130	2,825	280,622	888,077
Net income	—	—	—	—	966	123,794	124,760
Change in nonadmitted assets	—	—	—	—	—	32,372	32,372
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	12,415	12,415
Change in net unrealized foreign capital gains/losses, net of tax	—	—	—	—	—	11	11
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	(13,594)	(13,594)
Change in asset valuation reserve	—	—	—	—	—	(10,695)	(10,695)
Change in net deferred income tax asset	—	—	—	—	—	(21,027)	(21,027)
Change in surplus as result of reinsurance	—	—	—	—	—	(995)	(995)
Change in surplus in separate accounts	—	—	—	—	—	2,582	2,582
Dividends to stockholders	—	—	—	—	—	(200,000)	(200,000)
Return of capital related to stock appreciation rights plan of indirect parent	—	—	—	(611)	—	—	(611)

Balance at December 31, 2007	$2,058	$442	$—	$601,519	$3,791	$205,485	$813,295

Transamerica Financial Life Insurance Company
Statements of Changes in Capital and
Surplus — Statutory Basis (continued)
(Dollars in Thousands)

						Unassigned	Total
	Common	Preferred	Surplus	Paid-in	Special	Surplus/	Capital and
	Stock	Stock	Notes	Surplus	Surplus	(Deficit)	Surplus

Balance at December 31, 2007	$2,058	$442	$—	$601,519	$3,791	$205,485	$813,295
Net loss	—	—	—	—	(1,556)	(345,774)	(347,330)
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	134,817	134,817
Change in net unrealized foreign capital gains/losses, net of tax	—	—	—	—	—	(20)	(20)
Change in nonadmitted assets	—	—	—	—	—	(45,718)	(45,718)
Change in asset valuation reserve	—	—	—	—	—	17,288	17,288
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	(6,668)	(6,668)
Change in reserve on account of change in valuation basis	—	—	—	—	—	(42,622)	(42,622)
Surplus contributed to separate account	—	—	—	—	—	(249)	(249)
Other changes in surplus in separate account statement	—	—	—	—	—	15,257	15,257
Capital contribution	—	—	—	250,000	—	—	250,000
Dividends to stockholders	—	—	—	—	—	(300,000)	(300,000)
Change in deferred income tax asset	—	—	—	—	—	98,934	98,934
Change in surplus as result of reinsurance	—	—	—	—	—	(995)	(995)
Change in surplus notes	—	—	150,000	—	—	—	150,000
Correction of an error - Guaranteed Minimum Withdrawal Benefits reserves	—	—	—	—	—	38,457	38,457
Correction of interest on taxes	—	—	—	—	—	368	368
Change in deferred premiums — reserve valuation change	—	—	—	—	—	(11,686)	(11,686)
Return of capital related to stock appreciation rights plan of indirect parent	—	—	—	(2,044)	—	—	(2,044)

Balance at December 31, 2008	$2,058	$442	$150,000	$849,475	$2,235	$(243,126)	$761,084

See accompanying notes.

Transamerica Financial Life Insurance Company
Statements of Cash Flow — Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2008	2007	2006

Operating activities
Premiums collected, net of reinsurance	$4,599,638	$3,556,342	$2,581,640
Net investment income	461,860	450,723	440,921
Miscellaneous income	175,253	144,342	326,678
Benefit and loss related payments	(3,192,336)	(3,122,787)	(3,168,580)
Net transfers (to) from separate accounts	(850,932)	(471,971)	277,836
Commissions, expenses paid and aggregate write-ins for deductions	(307,351)	(265,689)	(226,521)
Dividends paid to policyholders	(3)	(6)	—
Federal and foreign income taxes paid	(46,009)	(52,475)	(8,119)

Net cash provided by operating activities	840,120	238,479	223,855

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	2,285,133	3,515,383	3,953,279
Preferred stock	6,004	61,968	67,383
Common stock	9,081	85,304	61,034
Mortgage loans	59,130	164,207	81,313
Other invested assets	34,149	24,243	6,964
Miscellaneous proceeds	62,843	16,332	3,989

Total investment proceeds	2,456,340	3,867,437	4,173,962

Costs of investments acquired:
Bonds	(3,079,265)	(2,991,765)	(3,711,556)
Preferred stock	(7,927)	(69,961)	(95,149)
Common stock	(3,657)	(26,536)	(29,369)
Mortgage loans	(59,840)	(277,482)	(353,100)
Real estate	(5,006)	—	—
Other invested assets	(67,664)	(41,803)	(53,554)
Miscellaneous applications	(4,781)	(11,237)	(17,060)

Total cost of investments acquired	(3,228,140)	(3,418,784)	(4,259,788)
Net increase in policy loans	(7,105)	(3,353)	(2,614)

Net cost of investments acquired	(3,235,245)	(3,422,137)	(4,262,402)

Net cash provided by (used in) investing activities	(778,905)	445,300	(88,440)

Transamerica Financial Life Insurance Company
Statements of Cash Flow — Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2008	2007	2006

Financing and miscellaneous activities
Net deposits on deposit-type contracts and other insurance liabilities	$74,461	$62,521	$(15,910)
Borrowed funds received (returned)	—	(73,684)	73,683
Dividends to stockholders	(300,000)	(200,000)	—
Capital contribution	250,000	—	—
Surplus notes	150,000	—	—
Funds withheld under reinsurance treaties with unauthorized reinsurers	8,223	(1,968)	(201,054)
Other cash provided (used)	(43,698)	40,226	75,517

Net cash provided by (used in) financing and miscellaneous activities	138,986	(172,905)	(67,764)

Net increase in cash and short-term investments	200,201	510,874	67,651

Cash, cash equivalents and short-term investments:
Beginning of year	740,228	229,354	161,703

End of year	$940,429	$740,228	$229,354

See accompanying notes.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies
Organization
Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by AEGON USA, LLC. (AEGON) and minority owned by Transamerica Life Insurance Company (TLIC). Both AEGON and TLIC are indirect, wholly owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.
Nature of Business
The Company primarily sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.
Basis of Presentation
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:
Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Prior to 2008, fair value for statutory purposes was based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP was based on indexes, third party pricing services, brokers, external fund managers and

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1.	Organization and Summary of Significant Accounting Policies (continued)

internal models. In 2008, the NAIC adopted regulation allowing insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. Therefore, effective with the December 31, 2008 reporting period, fair value for statutory purposes was reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, all derivatives are reported on the balance sheet at fair value. The effective and ineffective portions of a single hedge are accounted for separately, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value. The change in fair value for cash flow hedges is credited or charged directly to unassigned surplus rather than to income as required for fair value hedges.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1.	Organization and Summary of Significant Accounting Policies (continued)

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1.	Organization and Summary of Significant Accounting Policies (continued)

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily deferred tax assets, agent debit balances, amounts recoverable from reinsurers and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received, and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1.	Organization and Summary of Significant Accounting Policies (continued)

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non- admitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years and a valuation allowance is established for deferred income tax assets not expected to be realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10 percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be recognized under GAAP.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1.	Organization and Summary of Significant Accounting Policies (continued)

Surplus Notes: Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: If collateral is restricted and not available for the general use of the Company, an asset and related liability are not recorded on the balance sheet. However, if the collateral is not restricted and is available for general use, the Company is required to record the asset and related liability. Under GAAP, the asset and related liability must be recorded for collateral under the control of the Company, regardless of any restrictions on the collateral.
The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.
Other significant accounting practices are as follows:
Investments
Investments in bonds, except those to which the SVO has ascribed a NAIC 6 designation, are reported at amortized cost using the interest method.
Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with a NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.
Investments in preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost, amortized cost or fair value as determined by the SVO, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. Reclassifications of securities from bonds to preferred stock have been made by the Company in the amount of $24,954, $1,974 and $113,292 as of December 31, 2008, 2007 and 2006, respectively, due to the SVO identification of such securities. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with Statement of Statutory Accounting Principles (SSAP) No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating.
Common stocks of unaffiliated companies are reported at fair value as determined by the SVO, and the related unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.
Common stocks of noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses reported in unassigned surplus along with any adjustment for federal income taxes.
There are no restrictions on common or preferred stock.
Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.
Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.
Policy loans are reported at unpaid principal balances.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
The Company has minor ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. The Company recognized impairment write-downs for its investments in joint ventures and limited partnerships of $893 for the year ended December 31, 2008. The Company did not recognize any impairment write-down for its investments in limited partnerships during the years ended December 31, 2007 and 2006. These write-downs are included in net realized capital gains (losses) within the statement of operations.
Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.
Other “admitted assets” are valued principally at cost.
Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.
Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2008 and 2007, the Company excluded investment income due and accrued of $773 and $607, respectively, with respect to such practices.
The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Derivative Instruments
Swaps that are designated in hedging relationships and meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements with any premium or discount amortized into income over the life of the contract. For foreign currency swaps, the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.
Futures are marked to market on a daily basis, and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.
A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.
The carrying value of derivative instruments is reflected in either the derivatives line or the other liabilities line within the balance sheet, depending upon the net balance of the derivatives as of the end of the reporting period. As of December 31, 2008 and 2007, respectively, derivatives in the amount of $229,891 and $6,322 were reflected in the derivatives line within the balance sheet.
Separate Accounts
The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended as open-ended, diversified, management investment companies.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at market value. With the exception of some guaranteed separate accounts, the investment risks associated with market value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.
Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $2,674,704, $1,919,366 and $1,481,491, in 2008, 2007 and 2006, respectively. In addition, the Company received $67,062, $71,419 and $68,205, in 2008, 2007 and 2006, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.
Aggregate Reserves for Policies and Contracts
Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.
The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. For more recent issues, the Company returns any portion of the final premium beyond the date of death.
Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.
Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.5 to 8.25 percent and mortality rates, where appropriate, from a variety of tables.
Annuity reserves also include guaranteed interest contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.
Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.
During 2008, the Company updated the valuation process which included conversion to the Prophet valuation system, subject to existing contractual mirror reserving requirements. Previously, reserves were determined by applying client reported data, with a one quarter of a year lag, against current in force volumes. The new method calculates the reserves directly (using Prophet) based on the current in force. The change in valuation process resulted in an increase in reserves in the amount of $42,622, with a corresponding decrease in deferred premiums of $11,686. The change in reserves has been credited directly to unassigned surplus.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Policy and Contract Claim Reserves
Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.
Liability for Deposit-Type Contracts
Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.
Premiums and Annuity Considerations
Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.
Reinsurance
Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
Stock Option Plan and Stock Appreciation Rights Plans
Prior to 2002 and in 2005 through 2008, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.
The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid- in surplus. The Company recorded an expense (benefit) of $(2,049), $(926) and $345 for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, the Company recorded an adjustment to surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $5, $315 and $114 for years ended December 31, 2008, 2007 and 2006, respectively.
Recent Accounting Pronouncements
In November 2008, the NAIC issued SSAP No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments. This statement establishes statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. Prior to SSAP No. 98, loan-backed and structured securities were evaluated for impairment based upon undiscounted cash flows in accordance with SSAP No. 43, Loan-backed and Structured Securities. SSAP No. 98 requires the use of the present value of the anticipated future cash flows for this purpose. This will result in increased other-than-temporary impairments (OTTI) for certain loan-backed and structured settlement securities. The Company expects to adopt SSAP No. 98 for the period ending September 30, 2009. The adoption of this statement shall be accounted for prospectively, and therefore there was no impact to the Company’s financials at December 31, 2008. The impact to the Company’s financials upon adoption has not yet been determined.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
1. Organization and Summary of Significant Accounting Policies (continued)
In September 2008, the NAIC issued SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment. This statement establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI. Prior to SSAP No. 99, the Company’s investments in OTTI were reported in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, SSAP No. 32, Investments in Preferred Stock and SSAP No. 43, Loan-backed and Structured Securities. The Company adopted SSAP No. 99 on January 1, 2009. The adoption of this statement shall be accounted for prospectively and therefore there was no impact to the Company’s financials at adoption.
Reclassifications
Certain reclassifications have been made to the 2007 and 2006 financial statements to conform to the 2008 presentation.
2. Accounting Changes and Corrections of Errors
Per Actuarial Guideline 39 (AG 39), reserves are held equal to the sum of charges collected with respect to the Guaranteed Minimum Withdrawal Benefits (GMWB) in force. Until 2008, the Company held certain reserves with respect to policies that had surrendered or died. Further, such charges had accumulated with interest. The impact of the correction of the reserve valuation on this group of policies was to reduce the GMWB reserve (included within aggregate reserves for policies and contracts) and increase surplus by $38,457.
Effective January 1, 2008, the Company modified the way it recorded interest on income taxes. Prior to January 1, 2008, interest on income taxes was included as a net amount (after federal tax benefit) within federal and foreign income taxes recoverable. Effective January 1, 2008, the gross amount of interest was included in taxes, licenses, and fees due and accrued, which is part of other liabilities, and the related deferred tax asset was included in net deferred income tax asset. The Company reported an increase in unassigned surplus of $368 as of January 1, 2008 related to this change.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
2. Accounting Changes and Corrections of Errors (continued)
Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (LIHTC) properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at December 31, 2005 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $40 at January 1, 2006.
3. Fair Values of Financial Instruments
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Cash, Cash Equivalents and Short-term Investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.
Investment Securities: Fair values for investment securities are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.
For fixed maturity securities (including preferred stock) not actively traded, fair values prior to 2008 were based on the price published by the Securities Valuation Office of the NAIC (SVO) if available. In 2008, the NAIC adopted regulation allowing insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. Therefore, effective with the December 31, 2008 reporting period, fair value for statutory purposes was reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
3. Fair Values of Financial Instruments (continued)
Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.
Policy Loans: The fair value of policy loans is assumed to equal its carrying amount.
Interest Rate Swaps and Credit Swaps: Estimated fair values of interest rate swaps and credit swaps are based on the pricing models or formulas using current assumptions.
Separate Account Assets: The fair values of separate account assets are based on quoted market prices.
Investment Contracts: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.
Separate Account Annuity Liabilities: The fair value of separate account annuity liabilities approximate the market value of the separate account assets.
Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
3. Fair Values of Financial Instruments (continued)
The following sets forth a comparison of the fair values and carrying amounts of the Company’s unaffiliated financial instruments:

	December 31
	2008		2007
	Carrying		Carrying
	Amount	Fair Value	Amount	Fair Value

Admitted assets
Cash, cash equivalents and short-term investments, other than affiliates	$841,529	$841,529	$618,428	$618,428
Bonds, other than affiliates	6,460,209	5,627,972	5,743,314	5,712,081
Preferred stocks, other than affiliates	179,333	102,391	155,785	151,975
Common stocks, other than affiliates	1,218	1,218	16,183	16,183
Mortgage loans on real estate, other than affiliates	1,149,481	1,097,197	1,148,869	1,160,755
Policy loans	56,962	56,962	49,804	49,804
Derivatives:
Interest rate caps	3	3	19	19
Interest rate swaps	228,786	233,071	8,090	12,019
Currency swaps	(1,366)	1,192	(2,354)	(976)
Foreign currency forward	2,481	2,481	567	567
Credit default swaps	(13)	(70)	—	45
Separate account assets	9,108,569	9,078,299	9,431,392	9,423,022

Liabilities
Investment contract liabilities	6,465,498	6,394,144	5,258,703	5,156,842
Separate account annuity liabilities	8,857,910	8,789,462	9,200,295	9,210,411

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
3. Fair Values of Financial Instruments (continued)
Included in the Company’s financial statements are certain investment-related financial instruments that are carried at fair value on a recurring basis. The Company also holds other financial instruments that are measured at fair value on a non-recurring basis; including impaired financial instruments, such as bonds and preferred stock that are carried at the lower of cost or market. Under Statutory Accounting practice, the Company calculates the fair value of affiliated common stock based on the equity method of accounting; as such, it is not included in the fair value measurement disclosures.
The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input employed.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
3. Fair Values of Financial Instruments (continued)
The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SFAS No. 157, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 —	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 —	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 —	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
3. Fair Values of Financial Instruments (continued)
Financial assets and liabilities measured at fair value on a recurring basis
The following table provides information as of December 31, 2008 about the Company’s financial assets and liabilities measured at fair value on a recurring basis.

			2008
			Level 1	Level 2	Level 3	Total
Assets:
Short-term investments	(a	)	$—	$835,160	$—	$835,160
Derivative assets			—	230,778	—	230,778
Separate Account assets	(b	)	9,078,299	—	—	9,078,299

Total assets			$9,078,299	$1,065,938	$—	$10,144,237

(a)	Short-term Investments are carried at amortized cost; which approximates fair value.

(b)	Separate Account assets are carried at the net asset value provided by the fund managers.
During 2008, the Company did not report any assets in Level 3 on a recurring basis.
Assets measured at fair value on a non-recurring basis
During 2008, the Company reported the following financial instruments on a non-recurring basis.

		Quoted Prices
		in Active	Significant	Significant
		Markets	Other	Unobservable	Total
	December 31,	for Identical	Observable	Inputs	Gains/
Description	2008	Assets (Level 1)	Inputs (Level 2)	(Level 3)	(Losses)

Fixed Maturities	$26,575	—	13,697	12,878	$(22,223)
Equity Securities	1,218	—	1,218	—	(358)
Derivative Liabilities	336	—	336	—	—
Level 2 — Financial Assets and Liabilities
Fair values of securities reported in this category are largely provided by independent pricing services, or are calculated by the Company using a matrix pricing model. Where independent pricing services provide fair values, the Company has obtained an understanding of the methods, models and inputs used in pricing, and have controls in place to validate that amounts provided represent current fair values.
Fixed maturities and equity securities that have been impaired, but are not being reported at an NAIC 6 rating are reported as non-recurring.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
3. Fair Values of Financial Instruments (continued)
Derivatives may not always be measured at fair value due to hedge accounting assessment results. If derivatives pass hedge accounting, they are not fully marked to market.
Level 3 — Financial Assets
The Company classifies certain broker quoted or impaired securities in Level 3. Fair values for the securities classified in Level 3 are at the lower of cost or market value.
In certain circumstances, the Company will obtain non-binding broker quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market observable data, the investment will be classified as Level 2. If not, the investments are classified as Level 3 due to the broker’s valuation process.
Investments, which have a designation of NAIC 6, are considered to be impaired. They are reported at the lower of cost or market, with gains/ (losses) included in net income.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments
The carrying amount and estimated fair value of investments in bonds and preferred stocks were as follows:

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value

December 31, 2008
Unaffiliated bonds:
United States Government and agencies	$447,628	$45,077	$48	$1,163	$491,494
State, municipal and other government	90,051	1,270	17,069	9,715	64,537
Public utilities	448,764	5,901	17,717	12,615	424,333
Industrial and miscellaneous	3,299,873	41,905	133,059	198,739	3,009,980
Mortgage and other asset-backed securities	2,173,893	6,079	381,431	160,913	1,637,628

	6,460,209	100,232	549,324	383,145	5,627,972
Unaffiliated preferred stocks	179,333	—	48,414	28,528	102,391

	$6,639,542	$100,232	$597,738	$411,673	$5,730,363

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value

December 31, 2007
Unaffiliated bonds:
United States Government and agencies	$150,766	$7,235	$—	$25	$157,976
State, municipal and other government	121,318	7,414	199	2,683	125,850
Public utilities	437,529	8,829	3,039	3,428	439,890
Industrial and miscellaneous	2,987,224	53,631	21,133	27,834	2,991,889
Mortgage and other asset-backed securities	2,046,477	9,747	17,015	42,733	1,996,476

	5,743,314	86,856	41,386	76,703	5,712,081
Unaffiliated preferred stocks	155,785	2,229	286	5,753	151,975

	$5,899,099	$89,085	$41,672	$82,456	$5,864,056

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
At December 31, 2008 and 2007, the Company held bonds with a carrying value of $25,406 and $1,985, respectively and amortized cost of $45,177 and $3,064, respectively, that have an NAIC rating of 6 which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.
At December 31, 2008 and 2007, respectively, for securities in an unrealized loss position greater than or equal to twelve months, the Company held 444 and 309 securities with a carrying value of $2,093,248 and $1,399,310 and an unrealized loss of $597,739 and $41,672 with an average price of 71.4 and 97.0 (fair value/amortized cost). Of this portfolio, 86.61% and 95.76% were investment grade with associated unrealized losses of $479,883 and $37,920, respectively.
At December 31, 2008 and 2007, respectively, for securities in an unrealized loss position for less than twelve months, the Company held 647 and 401 securities with a carrying value of $3,160,318 and $1,911,941 and an unrealized loss of $411,673 and $82,456 with an average price of 87.0 and 95.7 (fair value/amortized cost). Of this portfolio, 91.40% and 90.22% were investment grade with associated unrealized losses of $336,476 and $72,859, respectively.
The estimated fair value of bonds and redeemable preferred stock with unrealized losses is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total

December 31, 2008

Unaffiliated bonds:
United States Government and agencies	$7,656	$164,279	$171,935
State, municipal and other government	18,407	23,975	42,382
Public utilities	107,615	219,062	326,677
Industrial and miscellaneous	539,448	1,660,325	2,199,773
Mortgage and other asset-backed securities	764,448	636,549	1,400,997

	1,437,574	2,704,190	4,141,764
Unaffiliated preferred stocks	57,935	44,456	102,391

	$1,495,509	$2,748,646	$4,244,155

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total

December 31, 2007

Unaffiliated bonds:
United States Government and agencies	$—	$2,810	$2,810
State, municipal and other government	4,330	28,588	32,918
Public utilities	115,784	106,352	222,136
Industrial and miscellaneous	647,377	830,946	1,478,323
Mortgage and other asset-backed securities	585,848	779,520	1,365,368

	1,353,339	1,748,216	3,101,555
Unaffiliated preferred stocks	4,298	81,269	85,567

	$1,357,637	$1,829,485	$3,187,122

The carrying amount and estimated fair value of bonds at December 31, 2008, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Carrying	Fair
	Value	Value

Due in one year or less	$234,906	$233,336
Due after one year through five years	1,894,421	1,766,712
Due after five years through ten years	1,390,644	1,278,107
Due after ten years	766,345	712,189

	$4,286,316	$3,990,344
Mortgage and other asset-backed securities	2,173,893	1,637,628

	$6,460,209	$5,627,972

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying value. Additionally, financial condition, near-term prospects of the issuer, nationally recognized credit rating changes and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
At December 31, 2008 the Company’s banking sector portfolio had a fair value of $242,246 and a carrying value of $307,175, resulting in a gross unrealized loss of $64,929. The overall exposure to the banking sub-sector in the Company’s portfolio is large, diverse, and of high quality. The unrealized losses in the banking sub-sector primarily reflect the size of the Company’s holdings, credit spread widening and the market’s concern over the adequacy of liquidity and capital in the banking sector given the deteriorating global economy. With some success, government initiatives were put into place during 2008 in an attempt to encourage lending, including the injection of capital into financial institutions through the US Treasury’s Capital Purchase Program and the establishment of the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program whereby the FDIC guarantees newly issued unsecured debt for participating institutions. However financial institutions remain vulnerable to ongoing asset write downs, credit losses and weak earning prospects that are associated with a recessionary environment and this is adding pressure to subordinated and longer duration holdings. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.
At December 31, 2008, the Company’s basic industry/capital goods sector portfolio had a fair value of $406,278 and a carrying value of $487,609, resulting in a gross unrealized loss of $81,331. The basic and capital goods industries encompass various sub-sectors ranging from aerospace defense to paper and forest products. Building materials continue to be impacted by the slowdown in the US housing market which has been further impacted by declines in consumer spending. Chemicals have been impacted by concerns of a slowing domestic economy, slower global demand, volatility in raw material costs and increasing competition from global competitors. Paper and forest products continue to be under pressure due to higher input costs, lower housing starts and lack of demand for paper related shipping and writing products. Additionally, lack of market liquidity and volatile credit markets have further impacted bond prices. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.
At December 31, 2008, the Company’s communication sector portfolio had a fair value of $256,634 and a carrying value of $288,082, resulting in a gross unrealized loss of $31,448. The Communications sector can be further divided into the media cable, media non-cable, wireless and wirelines sub-sectors.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
All media companies, but especially newspaper and directory companies, are suffering from a tepid advertising environment related to the weak economy. This has made it difficult for companies to offset declining revenues with sufficient cost cutting initiatives, leading to significantly lower profits. In addition, this space had been a focus for activist shareholders and private equity firms, forcing management to respond by increasing financial leverage, performing consolidations or divesting assets. The net effect of this was a weaker credit profile for many companies just as the market started to slow down.
Many companies in the wirelines sector continue to focus on increasing shareholder returns. This has escalated event risk within the sector and caused concern that companies may increase financial leverage. Based on the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss, the Company does not consider the remaining book values to be materially impaired as of December 31, 2008.
At December 31, 2008, the Company’s consumer cyclical sector portfolio had a fair value of $162,817 and a carrying value of $195,570, resulting in a gross unrealized loss of $32,753. The more significant of these sub-sectors from an unrealized loss perspective are retailers, automotive, and gaming. The Company does not consider these assets in an unrealized loss position to be impaired as of December 31, 2008.
Retail has been negatively impacted by a consumer pull-back in spending, particularly discretionary purchases, as increased unemployment, a weak housing market, credit market tightening and historically low consumer confidence weighed on the consumer. Margins have also been under increased pressure as many retailers have implemented aggressive promotion activity and increased discounts in an effort to drive store traffic, manage inventories and maintain market share.
The underlying fundamentals driving sales and earnings performance of the automotive industry continue to be pressured as a result of a secular shift away from more profitable SUVs and pickups towards more fuel-efficient cars and crossovers. In addition, the combination of weak consumer confidence, tighter credit standards and growing unemployment has negatively impacted auto sales.
Fundamentals in the gaming industry have weakened due to increased debt and related interest costs due to leveraged buyout activity and a material reduction in discretionary consumer spending. A deteriorating homebuilding environment and a material drop-off

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
in consumer confidence, coupled with concerns over unemployment are resulting in declining demand. However, in some cases the industry is still increasing the supply of gaming products that were initiated prior to the economic downturn.
At December 31, 2008, the Company’s consumer non-cyclical sector portfolio had a fair value of $346,397 and a carrying value of $370,218, resulting in a gross unrealized loss of $23,821. The consumer non-cyclical industry encompasses various sub-sectors ranging from consumer products to supermarkets. The most significant of these sub-sectors from an unrealized loss perspective is the food and beverages sub-sector. Food and beverages fundamentals have modestly weakened due to higher input costs and the industries’ limited ability to pass along these higher costs to the customer. Also, the price gap between branded products and private label products became more compelling to the consumer in the fourth quarter.
Overall, the non-cyclical sector represents a large portion of the corporate debt market. As a result, the Company’s exposure is large and the gross dollar amount of unrealized losses is also large. The vast majority of the unrealized losses in the consumer non-cyclical sector relate to global macro economic conditions and credit spread widening. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.
At December 31, 2008, the Company’s electric sector portfolio had a fair value of $317,612 and a carrying value of $347,073, resulting in a gross unrealized loss of $29,461. The electric utility sector is generally viewed as a defensive sector during weak economic environments. While defensive in nature, there are several issues which present challenges, including growing capital expenditures programs, the possibility of carbon dioxide (CO2) legislation, a renewed interest in expanding riskier unregulated generation projects, and increasingly uncertain state regulatory environments driven by rising energy prices and a slowing economy. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.
At December 31, 2008, the Company’s energy sector portfolio had a fair value of $187,953 and a carrying value of $217,132, resulting in a gross unrealized loss of $29,179. The energy sector includes independent oil and natural gas exploration and production companies, refiners, integrated energy companies active in both exploration/production and refining, and oil field service companies. For the independent exploration and production companies, underlying long term fundamentals remain strong

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
in the sector; however, there has been heightened near term uncertainty given the dramatic decline in commodity prices. The industry has responded by reducing capital expenditures and share buyback programs as they focus on remaining free cash flow positive. Given the low market values currently, consolidation by the larger companies is likely in the sector.
The bonds of the underlying companies have seen price declines consistent with the overall market and concerns over the effect lower commodity prices will have on cash flow. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.
At December 31, 2008, the Company’s insurance sector portfolio had a fair value of $147,758 and a carrying value of $174,707, resulting in a gross unrealized loss of $26,949. Of the securities in this portfolio in an unrealized loss position, 86% were investment grade securities as of December 31, 2008. These unrealized losses primarily reflect general spread widening on financial services companies (due to broad housing, mortgage market, equity market and economic issues plus increased liquidity and capital markets concerns that were referenced above, compounded in some cases by the structure of the securities (subordination or other structural features and duration). While the sub-sector has some exposure to the US residential mortgage market, the issuers are highly diversified. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.
At December 31, 2008, the Company’s natural gas sector portfolio had a fair value of $154,298 and a carrying value of $190,095, resulting in a gross unrealized loss of $35,797. The natural gas sector includes natural gas pipeline and distribution companies. The underlying fundamentals for pipelines are adversely affected by the decline in commodity prices, weak end user demand, and higher financing costs. Capital expenditures remained at elevated levels as the industry addresses the country’s infrastructure needs. As a result, pipelines will need continued access to the capital markets. The distributors remain well capitalized with increasing focus on reducing exposure to bad debts and weather-related volatility. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
At December 31, 2008, the Company’s Real Estate Investment Trust (REIT) sub-sector portfolio had a fair value of $66,269 and a carrying value of $87,706, resulting in a gross unrealized loss of $21,437. Of the securities in an unrealized loss position in this sub-sector portfolio, 97% are rated investment grade. The unrealized losses in the REIT sub-sector are a result of general spread widening in the commercial mortgage-backed securities (CMBS) market and the REIT unsecured market. Despite real estate values falling and capitalization rates rising, REIT’s operating fundamentals continue to perform at levels sufficient to support their debt structure. However, further fundamental deterioration is expected as unemployment rises, consumer discretionary spending falls, and tenant bankruptcies increase. The majority of REITs have exhibited financial discipline and have focused on maintaining financial flexibility during the difficult financing environment. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.
At December 31, 2008, the Company’s sovereign sector portfolio had a fair value of $37,734 and a carrying value of $65,069, resulting in a gross unrealized loss of $27,335. Sovereigns exposure relates to government issued securities of foreign countries. The subprime mortgage collapse, followed by tightened credit conditions and subsequent failures among firms in the bank and finance sectors has driven the US and many developed nations into a recession. These global economic concerns have adversely affected the market values on all but the strongest rated sovereign debt. All of the issuers in the sovereign sector continue to make payments in accordance with the original bond agreements. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider the position to be impaired as of December 31, 2008.
At December 31, 2008, the Company’s technology sector portfolio had a fair value of $110,365 and a carrying value of $130,625, resulting in a gross unrealized loss of $20,260. The technology sector can be further divided into software, hardware, and technology services sub-sectors. In general the software and technology service related companies have experienced relatively stable fundamentals; however, the hardware sector has been negatively impacted by lower consumer spending (notebooks, cell phones, desktops, automotive). Despite slowing hardware demand, and excluding a few highly leveraged private equity semiconductor companies, a majority of technology credits have strong balance sheets that offset the negative trends. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
At December 31, 2008, the Company’s asset-backed securities (ABS) collateralized bond obligation (CBO)/collateralized loan obligation (CLO) sector portfolio had a fair value of $29,015 and a carrying value of $48,506, resulting in a gross unrealized loss of $19,491. ABS-CBO/CLO are primarily secured by pools of corporate bonds and leveraged bank loans. The unrealized loss is a function of decreased liquidity and increased credit spreads in the market for structured finance and monoline guaranteed securities. Where there have been rating downgrades to below investment grade, the individual bonds have been modeled using the current collateral pool and capital structure. If cash flow models indicate a credit event will negatively impact future cash flows, the security is impaired to undiscounted cash flows. As the unrealized losses in the ABS-CBO/CLO portfolio relate to holdings where the Company expects to receive full principal and interest payments, the Company does not consider the underlying investments to be impaired as of December 31, 2008.
At December 31, 2008, the Company’s ABS credit card sector portfolio had a fair value of $57,256 and a carrying value of $114,626, resulting in a gross unrealized loss of $57,370. The unrealized loss in the ABS credit card sector is primarily a function of decreased liquidity and increased credit spreads in the structured finance and financial institution market. While the credit card ABS portfolios with large subprime segments may be negatively impacted by the slowing domestic economy and housing market, there has been little rating migration of the bonds held by the Company. All of the ABS credit card bonds held by the Company are rated investment grade. The Company does not consider these assets in an unrealized loss position to be impaired as of December 31, 2008.
At December 31, 2008, the Company’s ABS subprime mortgages portfolio had a fair value of $198,060 and a carrying value of $295,037, resulting in a gross unrealized loss of $96,977. ABS housing securities are secured by pools of residential mortgage loans primarily those which are categorized as subprime.
Subprime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company does not sell or buy subprime mortgages directly. The Company’s exposure to subprime mortgages is through ABS. These securities are pools of mortgages that have been securitized and offered to investors as ABS, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660 at issuance. Therefore, the ABS has been classified by the Company as a subprime mortgage position. Also included in the Company’s total subprime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have subprime FICO scores; however, the Company has included these ABS in its subprime

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
position as it is the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to subprime borrowers outside of the ABS structures.
All ABS-housing securities are monitored and reviewed on a monthly basis with detailed cash flow models using the current collateral pool and capital structure on each portfolio quarterly. Model output is generated under base and several stress-case scenarios. ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. The ABS-housing models incorporate external estimates on property valuations, borrower characteristics, propensity of a borrower to default or prepay and the overall security structure. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Recent payment history, a percentage of on-going delinquency rates and a constant prepayment rate are also incorporated into the model. Once the entire pool is modeled, the results are closely analyzed by the asset specialist to determine whether or not our particular tranche or holding is at risk for payment interruption. Holdings are impaired to projected cash flows where loss events have taken place (or are projected to take place on structured securities) that would affect future cash flows on our particular tranche.
Subprime holdings fair values have declined as the collateral pools have experienced higher than expected delinquencies and losses, further exacerbated by the impact of declining home values on borrowers using affordability products. Further impacting the unrealized losses is spread widening due to illiquidity as well as increased extension risk due to slower than expected prepayments. Despite the continued decline in the margin of safety on these securities during 2008, cash flow models indicate full recovery of principal and interest for each of the Company’s particular holdings in an unrealized loss position.
For ABS in an unrealized loss position, the Company would consider them for impairment when there has been an adverse change in estimated cash flows from the cash flows previously projected at purchase, which is in accordance with SSAP No. 43 Loan-backed and Structured Securities. The Company has not impaired any of its subprime mortgage positions in 2008 or 2007.
The following table provides the actual cost, carrying value and fair value by asset class of the Company’s subprime mortgage position at December 31, 2008:

	Actual Cost	Carrying Value	Fair Value

Residential Mortgage Backed Securites	$301,380	$301,610	$209,329

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
As the remaining unrealized losses in the ABS housing portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2008.
At December 31, 2008, the Company’s ABS-other sector portfolio had a fair value of $312,363 and a carrying value of $433,099, resulting in a gross unrealized loss of $120,736. ABS-other includes debt issued by securitization trusts collateralized by various other assets including auto loans, loans to small businesses and other asset categories. The unrealized losses are a function of decreased liquidity and increased credit spreads in the market. Of the securities in an unrealized loss in this section, 99% are rated investment grade. Where ratings have declined to below investment grade, the individual bonds have been modeled to determine if cash flow models indicate a credit event will impact future cash flows and resulting impairments have been taken. The Company does not consider these assets in an unrealized loss position to be impaired as of December 31, 2008.
At December 31, 2008, the Company’s CMBS portfolio had a fair value of $533,754 and a carrying value of $675,497, resulting in a gross unrealized loss of $141,743. CMBS are securitizations of underlying pools of mortgages on commercial real estate. The underlying mortgages have varying risk characteristics and are pooled together and sold in different rated tranches. The Company’s CMBS includes conduit, large loan, single borrower, commercial real estate collateralized debt obligations (CRE CDOs), and government agency.
All CMBS securities are monitored and modeled under base and several stress-case scenarios by asset specialists. For conduit securities, a widely recognized industry modeling software is used to perform a loan-by-loan, bottom-up approach. For non-conduit securities a CMBS asset specialist works closely with the Company’s real estate valuation group to determine underlying asset valuation and risk. Both methodologies incorporate external estimates on the property market, capital markets, property cash flows, and loan structure. Results are then analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur. If cash flow models indicate a credit event will impact future cash flows, the security is impaired to undiscounted cash flows.
The fundamentals of the CMBS market are, on average, strong but are starting to show some signs of deterioration in some markets. The lending market has become virtually frozen as lenders have become more conservative with underwriting standards, property transactions have diminished greatly, and higher mortgage spreads have curtailed lending. A lack of liquidity in the market combined with a broad re-pricing of risk has led to increased credit spreads across the credit classes.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
All of the securities in an unrealized loss position are rated investment grade. As the remaining unrealized losses in the CMBS portfolio relate to holdings where the Company expects to receive full principal and interest payments, the Company does not consider the underlying investments to be impaired as of December 31, 2008.
At December 31, 2008, the Company’s residential mortgage-backed securities (RMBS) sector portfolio had a fair value of $139,006 and a carrying value of $226,733, resulting in a gross unrealized loss of $87,727. RMBS are securitizations of underlying pools of non-commercial mortgages on real estate. The underlying residential mortgages have varying credit ratings and are pooled together and sold in tranches. The Company’s RMBS includes collateralized mortgage obligations (CMOs), government sponsored enterprise (GSE) guaranteed passthroughs, whole loan passthroughs, Alt-A MBS and negative amortization MBS.
RMBS securities are monitored and modeled under base and several stress-case scenarios by asset specialists using widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. RMBS models incorporate external loan-level analytics to identify the riskiest securities. The results from the models are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur. If cash flow models indicate a credit event will impact future cash flows, the security is impaired to undiscounted cash flows.
The combination of low floating-rate reset margins, slow prepayment speeds, severe illiquidity in the market for near-prime securities, and the unprecedented level of mortgage-related credit spread widening have pushed the overall market value as a percent of book on those RMBS bonds in an unrealized loss position to 61%. The Company does not consider these assets in an unrealized loss position to be impaired as of December 31, 2008.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
A detail of net investment income is presented below:

	Year Ended December 31
	2008	2007	2006

Income:
Bonds	$358,302	$343,971	$363,808
Preferred stocks	11,401	10,191	9,920
Common stocks	608	737	524
Mortgage loans on real estate	74,135	71,577	55,216
Policy loans	3,383	3,059	2,950
Cash, cash equivalents and short-term investments	12,390	11,565	4,582
Derivatives	9,395	(3,972)	(3,246)
Other invested assets	5,037	3,408	1,805
Other	4,341	2,999	1,960

Gross investment income	478,992	443,535	437,519
Less investment expenses	(13,775)	(16,180)	(19,873)

Net investment income	$465,217	$427,355	$417,646

Proceeds from sales of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2008	2007	2006

Proceeds	$2,046,735	$3,259,934	$3,643,608

Gross realized gains	$36,394	$38,339	$20,465
Gross realized losses	(71,237)	(29,655)	(51,161)

Net realized capital gains (losses)	$(34,843)	$8,684	$(30,696)

Gross realized losses include $49,597, $9,515 and $8,288, related to losses recognized on other than temporary declines in market values of bonds and preferred stock for the years ended December 31, 2008, 2007 and 2006, respectively.
At December 31, 2008 and 2007, investments with an aggregate carrying amount of $3,574 and $3,495, respectively, were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
Net realized capital gains (losses) on investments and change in unrealized capital gains (losses) are summarized below:

	Realized
	Year Ended December 31
	2008	2007	2006

Bonds	$(31,695)	$7,797	$(30,212)
Preferred stocks	(3,148)	887	(484)
Common stocks	5,751	18,472	7,904
Mortgage loans on real estate	(1,080)	(2,702)	831
Cash, cash equivalents, and short-term investments	25	—	—
Derivative instruments	55,886	(2,435)	(11,266)
Other invested assets	174	7,812	2,152
Other	3,365	1,783	4,956

	$29,278	$31,614	$(26,119)
Federal income tax effect	4,241	(12,420)	6,849
Transfer to (from) interest maintenance reserve	(6,307)	(11,257)	14,364

Net realized capital gains (losses) on investments	$27,212	$7,937	$(4,906)

	Change in Unrealized
	Year Ended December 31
	2008	2007	2006

Bonds	$(19,710)	$1,361	$2,569
Common stocks	(13,928)	(297)	(1,200)
Derivatives	221,408	11,056	(10,278)
Other invested assets	(7,682)	1,389	2,234

Change in unrealized capital gains/losses	$180,088	$13,509	$(6,675)

Gross unrealized gains (losses) in common stocks were as follows:

	December 31
	2008	2007

Unrealized gains	$183	$12,751
Unrealized losses	(1,360)	—

Net unrealized gains (losses)	$(1,177)	$12,751

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
During 2008 the Company issued mortgage loans with interest rates ranging from 5.69% to 9.31%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 66%. The Company has a mortgage or deed of trust on the property thereby creating a lien, which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property. As of December 31, 2008, the Company had no mortgage loans with interest more than 180 days overdue.
At December 31, 2008, the net admitted asset value in impaired loans with a related allowance for credit losses was $22,578. The Company did not hold any impaired loans with or without a related allowance for credit losses at December 31, 2007. The Company held an allowance for credit losses on mortgage loans in the amount of $3,030 at December 31, 2008. There were no allowances for credit losses on mortgage loans at December 31, 2007. The average recorded investment in impaired loans during 2008 was $1,881. There was no recorded investment in impaired loans during 2008 or 2007.
The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2008	2007	2006

Balance at beginning of period	$—	$—	$—
Additions, net charged to operations	3,030	—	—
Reduction due to write-downs charged against the allowance	—	—	—
Recoveries of amounts previously charged off	—	—	—

Balance at end of period	$3,030	$—	$—

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days), and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized $1,117 and $0 of interest income on impaired loans for the years ended December 31, 2008 and 2007, respectively. The Company did not recognize any interest income on a cash basis for the years ended December 31, 2008 or 2007.
During 2008, mortgage loans of $5,006 were foreclosed and transferred to real estate. During 2007, and 2006, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2008 and 2007, the Company held a mortgage loan loss reserve in the AVR of $29,005 and $11,157, respectively.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution
	December 31
	2008	2007

South Atlantic	23%	23%
Pacific	23	23
Mountain	16	17
W. South Central	12	12
Middle Atlantic	9	9
E. North Central	7	7
E. South Central	4	3
W. North Central	3	3
New England	3	3

Property Type Distribution
	December 31
	2008	2007

Office	29%	29%
Industrial	20	21
Retail	19	19
Agriculture	10	10
Apartment	8	9
Other	8	6
Medical	6	6
There were no recorded investments in restructured securities nor any capital losses taken as a direct result of restructures in 2008 or 2007. The recorded investment in restructured securities as of December 31, 2006 was $1,433. The capital losses taken as a direct result of restructures in 2006 were $202. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.
There were no investments in loans for which an impairment has been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring, as of December 31, 2008 and 2007. There were no commitments to lend additional funds to debtors owing receivables whose terms have been modified in a troubled debt restructuring for either 2008 or 2007.
At December 31, 2008, the Company had one LIHTC. The remaining years of unexpired tax credits were six, and the property was not subject to regulatory review. The length of time remaining for the holding period was nine years. There are no contingent equity commitments expected to be paid in the future. There were no impairment losses, write-downs or reclassifications during the year related to this credit.
The Company recorded an impairment of $893 for its investment in Zero Beta Fund, LLC, an affiliate. The impairment was taken because there is an intent to sell some of the underlying investments of the fund before any anticipated recovery in value would occur.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.
Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.
The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2008 and 2007, the Company had replicated assets with a fair value of $5,585 and $6,901, respectively, and credit default swaps with a fair value of $(56) and $45, respectively. During the years ended December 31, 2008, 2007 and 2006, the Company did not recognize any capital losses related to replication transactions.
The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. At December 31, 2008 and 2007, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $235,286 and 17,979, respectively.
The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets. At December 31, 2008, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amounted to $1,090.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
For the years ended December 31, 2008 and 2007 the Company recorded unrealized gains of $228,759 and $8,339, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus.
The Company did not recognize any unrealized gains or losses during 2008 or 2007 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.
These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges; consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.
At December 31, 2008 and 2007, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2008	2007

Derivative Securities:
Interest rate and currency swaps — Receive fixed-pay floating	$2,214,000	$1,127,000
Interest rate and currency swaps — Receive floating-pay fixed	113,856	179,938
Interest rate and currency swaps — Receive fixed-pay fixed	498,279	69,279
Caps	23,458	23,000
The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized gains (losses) from futures contracts in the amount of $36,059, $2,078 and $(10,881), for the years ending December 31, 2008, 2007 and 2006, respectively.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
4. Investments (continued)
Open futures contracts at December 31, 2008, and 2007, were as follows:

		Opening	Year-End
		Market	Market
Number of Contracts	Contract Type	Value	Value

December 31, 2008

4170	FTSE March 2009 Futures	$260,305	$266,814
3000	S&P500 March 2009 Futures	667,139	675,075
2900	Russell March 2009 Futures	135,646	144,391
770	Nikkei March 2009 Futures	72,690	75,267

December 31, 2007

230	FTSE March 2008 Futures	$28,913	$29,436
171	S&P500 March 2008 Futures	63,978	63,150
60	Russell March 2008 Futures	23,285	23,166
110	Nikkei March 2008 Futures	15,400	14,779
5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
5. Reinsurance (continued)
Premiums earned reflect the following reinsurance assumed and ceded amounts for the years ended December 31:

	Year Ended December 31
	2008	2007	2006

Direct premiums	$4,316,638	$3,244,720	$2,282,667
Reinsurance assumed — affiliated	95	151	189
Reinsurance assumed — unaffiliated	654,494	667,099	616,293
Reinsurance ceded — affiliated	(294,855)	(270,407)	(194,655)
Reinsurance ceded — non-affiliated	(79,049)	(102,112)	(117,128)

Net premiums earned	$4,597,323	$3,539,451	$2,587,366

Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2008 and 2007 of $1,124,694 and $983,804, respectively.
The Company received reinsurance recoveries in the amounts of $262,441, $237,826 and $200,195, during 2008, 2007 and 2006, respectively. At December 31, 2008 and 2007, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $65,782 and $46,257, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded December 31, 2008 and 2007 of $1,272,337 and $1,216,790, respectively.
Effective December 15, 2008, the Company entered into a reinsurance agreement with Stonebridge Life Insurance Company, an affiliate, to assume certain individual and group supplemental life and accident and health insurance products issued to certain residents of the State of New York. The Company received reinsurance consideration of $102,578 paid an initial expense allowance of $77,155 and established reserves of $102,578 resulting in a pretax loss of $77,155 ($50,151 net of tax) that has been included in the Statement of Operations as it was deemed an economic assumption reinsurance transaction.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
5. Reinsurance (continued)
On December 31, 2006, the Company acquired a block of credit insurance business from an unaffiliated company. The Company received consideration of $20,198 equal to the reserves and unearned premium assumed, and paid a commission expense allowance of $10,055, netting to a pre-tax loss of $10,055 ($6,535 net of tax) reflected in the Statement of Operations. Adjustments of $301 and $15,520 were made during 2008 and 2007, respectively, to true up to actual 2006 reserve balances.
During 2002, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $9,953, which was credited directly to unassigned surplus. The Company has amortized $995 into earnings during 2008, 2007 and 2006 with a corresponding charge to unassigned surplus.
During 2001, the Company assumed certain traditional life insurance contracts from Transamerica Occidental Life Insurance Company, an affiliate, which merged into TLIC, an affiliate, effective October 1, 2008. The Company recorded goodwill of $14,280 related to this transaction which was non-admitted. The related amortization was $1,433 during 2008, 2007 and 2006. Chapter 311 of the New York Laws of 2008, which became effective in July of 2008, includes a provision allowing goodwill to be an admitted asset in financial statements filed subsequent to the effective date. The Company recorded $3,531 of goodwill at December 31, 2008.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
6. Income Taxes
The main components of deferred tax amounts are as follows:

	December 31
	2008	2007

Deferred income tax assets:
Non-admitted assets	$1,198	$3,455
197 Intangible Amortization	233	3,986
Bonds	9,366	1,171
Corporate provision	94	175
Liquidity Reserves	2,724	350
Reinsurance to Unauthorized companies	6,813	2,081
Partnerships	1,958	—
Tax basis deferred acquisition costs	26,939	23,987
Reserves	47,371	30,818
Unrealized capital losses	11,400	2,720
§807(f) assets	2,096	1,795
Deferred intercompany losses	2,424	3,057
Stock appreciation rights	—	408
Guaranty funds	241	276
Credit carryforwards	—	1,503
Other	3,281	338

Total deferred income tax assets	116,138	76,120

Deferred income tax assets non-admitted	81,129	34,612

Admitted deferred income tax assets	35,009	41,508

Deferred income tax liabilities:
Partnerships	1,738	5,199
§807(f) liabilities	3,573	3,144
Unrealized capital gains	4,214	13,728
Deferred intercompany gains	2,542	1,785
Derivatives	618	2,329
Other	94	219

Total deferred income tax liabilities	12,779	26,404

Net admitted deferred income tax asset	$22,230	$15,104

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
6. Income Taxes (continued)
The change in net deferred income taxes is as follows:

	December 31
	2008	2007	Change

Total deferred income tax assets	$116,138	$76,120	$40,018
Total deferred income tax liabilities	12,779	26,404	13,626

Net deferred income tax asset	$103,359	$49,716	53,643

Tax effect of unrealized gains (losses)			45,291

Change in net deferred income tax			$98,934

	December 31
	2007	2006	Change

Total deferred income tax assets	$76,120	$87,824	$(11,704)
Total deferred income tax liabilities	26,404	15,999	(10,405)

Net deferred income tax asset	$49,716	$71,825	(22,109)

Tax effect of unrealized gains (losses)			1,082

Change in net deferred income tax			$(21,027)

Non-admitted deferred tax assets increased (decreased) by $46,517, $(19,365) and $24,781 in 2008, 2007 and 2006, respectively.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
6. Income Taxes (continued)
Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2008	2007	2006

Income tax expense (benefit) on operational gains and capital gains (losses) on investments computed at the federal statutory rate (35%)	$(129,810)	$64,675	$34,835
197 Intangibles	(3,554)	(3,875)	(3,875)
Bond discount accrual reversal	3,803	—	—
Corporate Provision	(81)	57	106
Deferred acquisition costs — tax basis	3,554	62	5,609
Dividends received deduction	(2,972)	(3,056)	(2,463)
IMR amortization	(1,331)	(2,046)	(3,489)
Investment income items	84,907	(940)	(2,611)
Limited partnership book/tax difference	(981)	(962)	(720)
Prior year under (over) accrual	4,105	(3,200)	(4,941)
Reinsurance transactions	(348)	(348)	(348)
Tax credits	(2,255)	(2,028)	(2,158)
Tax reserve valuation	15,781	324	(20)
Miscellaneous accruals	(99)	—	—
Non-deductible items	178	—	—
Depreciation	(3)	(6)	(41)
SARs/Stock Options	(723)	(638)	6
Other	(32)	748	736

Federal income tax expense (benefit) on operations and capital gains (losses) on investments	(29,861)	48,767	20,626
Less tax (benefit) on capital gains (losses)	(4,241)	12,420	(6,849)

Total federal income tax (benefit) expense	$(25,620)	$36,347	$27,475

The total statutory income taxes are computed as follows:

	Year Ended December 31
	2008	2007	2006

Federal income tax expense (benefit) on operations and capital gains (losses) on investments	$(29,861)	$48,767	$20,626
Change in net deferred income taxes	(98,934)	21,027	(17,113)

Total statutory income tax (benefit) expense	$(128,795)	$69,794	$3,513

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
6. Income Taxes (continued)
For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written agreement. Under the terms of the agreement, allocations are based upon separate return calculations. The Company is entitled to recoup federal income taxes paid in the event of future losses and credits to the extent the losses and credits reduce the greater of the Company’s separately computed tax liability or the consolidated group’s tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event of future losses and credits to the extent the losses and credits reduce the greater of the Company’s separately computed tax liability or the consolidated group’s tax liability in any carryback or carryforward year when so applied. Intercompany tax balances are settled within 30 days of payment to or filing with the Internal Revenue Service.
The Company did not incur income taxes during 2008 which will be available for recoupment in the event of future net losses. The Company incurred income taxes during 2007 and 2006 of $54,040 and $25,835, respectively, which will be available for recoupment in the event of future net losses.
The amount of tax contingencies calculated for the Company as of December 31, 2008 and 2007 is not material to the Company’s financial position.  Therefore, the total amount of tax contingencies that, if recognized, would affect the effective income tax rate is immaterial.  The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively.  The Company’s interest expense related to income taxes for the years ended December 31, 2008 and 2007 was not material, and the Company recorded no liability for penalties.
The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions. An examination is underway for 2005 and 2006. The 2007 tax return has been filed but no examination has commenced.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
7. Policy and Contract Attributes
Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company.
For the years ended 2008 and 2007, premiums for life participating policies were $(12) and $516, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $3 and $6 to policyholders during 2008 and 2007, respectively, and did not allocate any additional income to such policyholders.
A portion of the Company’s policy reserves and other policyholders’ funds relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2008		2007
	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal with adjustment:
With market value adjustment	$1,115,755	7%	$1,066,355	7%
At book value less surrender charge of 5% or more	1,946,451	12	1,129,978	7
At fair value	3,704,078	23	4,892,449	32

Total with adjustment or at market value	6,766,284	42	7,088,782	46
At book value without adjustment (minimal or no charge or adjustment)	3,206,559	20	2,872,403	19
Not subject to discretionary withdrawal provision	6,074,013	38	5,244,435	35

Total annuity reserves and deposit liabilities	16,046,856	100%	15,205,620	100%
Less reinsurance ceded	2,596		1,623

Net annuity reserves and deposit liabilities	$16,044,260		$15,203,997

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
7. Policy and Contract Attributes (continued)
Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2008 and 2007 is as follows:

	Nonindexed
	Guaranteed	Nonguaranteed
	Less	Separate
	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2008	$1,533,986	$1,140,718	$2,674,704

Reserves at December 31, 2008 for separate accounts with assets at:
Fair value	$2,148,371	$3,163,347	$5,311,718
Amortized cost	3,587,963	—	3,587,963

Total	$5,736,334	$3,163,347	$8,899,681

Reserves for separate accounts by withdrawal characteristics at December 31, 2008:
Subject to discretionary withdrawal:
With market adjustment	$206,579	$—	$206,579
At book value without market value adjustment and with current surrender charge of 5% or more	59,153	—	59,153
At fair value	580,836	3,163,347	3,744,183
At book value without market value adjustment and with current surrender charge of less than 5%	81,149	—	81,149

Subtotal	927,717	3,163,347	4,091,064
Not subject to discretionary withdrawal	4,808,617	—	4,808,617

Total separate account reserves at December 31, 2008	$5,736,334	$3,163,347	$8,899,681

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
7. Policy and Contract Attributes (continued)

	Nonindexed
	Guaranteed	Nonguaranteed
	Less	Separate
	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2007	$921,674	$997,692	$1,919,366

Reserves at December 31, 2007 for separate accounts with assets at:
Fair value	$2,015,589	$4,548,709	$6,564,298
Amortized cost	2,696,453	—	2,696,453

Total	$4,712,042	$4,548,709	$9,260,751

Reserves for separate accounts by withdrawal characteristics at December 31, 2007:
Subject to discretionary withdrawal:
With market adjustment	$177,056	$—	$177,056
At book value without market value adjustment and with current surrender charge of 5% or more	61,704	—	61,704
At fair value	401,910	4,548,709	4,950,619
At book value without market value adjustment and with current surrender charge of less than 5%	84,649	—	84,649

Subtotal	725,319	4,548,709	5,274,028
Not subject to discretionary withdrawal	3,986,723	—	3,986,723

Total separate account reserves at December 31, 2007	$4,712,042	$4,548,709	$9,260,751

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2008	2007	2006

Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$2,674,931	$1,919,377	$1,481,563
Transfers from separate accounts	(1,797,526)	(1,463,101)	(1,760,742)

Net transfers from (to) separate accounts	877,405	456,276	(279,179)

Other reconciling adjustments	(189)	(146)	(57)

Net transfers as reported in the Summary of Operations of the Company	$877,216	$456,130	$(279,236)

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
7. Policy and Contract Attributes (continued)
At December 31, 2008 and 2007, the Company had variable annuities with guaranteed living benefits as follows:

		Subjected		Reinsurance
		Account	Amount of	Reserve
Year	Benefit and Type of Risk	Value	Reserve Held	Credit

2008	Guaranteed Minimum Withdrawal Benefit	$5,825,448	$519,580	—
2007	Guaranteed Minimum Withdrawal Benefit	$10,265,272	$116,597	—
For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1,000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.
At December 31, 2008 and 2007, the Company had variable annuities with guaranteed death benefits as follows:

		Subjected		Reinsurance
		Account	Amount of	Reserve
Year	Benefit and Type of Risk	Value	Reserve Held	Credit

2008	Guaranteed Minimum Death Benefit	$1,246,209	$9,827	$2,595
2007	Guaranteed Minimum Death Benefit	$2,007,096	$4,712	$1,623
For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
7. Policy and Contract Attributes (continued)
Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2008 and 2007, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading are as follows:

	Gross	Loading	Net

December 31, 2008
Life and annuity:
Ordinary first-year business	$339	$281	$58
Ordinary renewal business	129,017	1,732	127,285
Group life business	727	146	581
Credit life	244	—	244
Reinsurance ceded	(61,623)	—	(61,623)

Total life and annuity	68,704	2,159	66,545
Accident and health	3,210	—	3,210

	$71,914	$2,159	$69,755

	Gross	Loading	Net

December 31, 2007
Life and annuity:
Ordinary first-year business	$644	$556	$88
Ordinary renewal business	152,656	1,276	151,380
Group life business	747	151	596
Credit life	59	—	59
Reinsurance ceded	(65,353)	—	(65,353)

Total life and annuity	88,753	1,983	86,770
Accident and health	3,025	—	3,025

	$91,778	$1,983	$89,795

At December 31, 2008 and 2007, the Company had insurance in force aggregating $117,037,402 and $100,891,321, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $64,380 and $109,934 to cover these deficiencies at December 31, 2008 and 2007.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
7. Policy and Contract Attributes (continued)
The Company anticipates investment income as a factor in premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.
Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by the Company’s divisional actuaries using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2008 and 2007 was $449 and $354, respectively.
The Company incurred $1,027 and paid $932 of claim adjustment expenses during 2008, of which $392 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $1,007 and paid $1,061 of claim adjustment expenses during 2007, of which $373 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the provision for insured events of prior years during 2008 or 2007.
8. Capital and Surplus
As of December 31, 2008, the Company had 44,175 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding. AEGON USA, LLC. owns 38,609 shares and Transamerica Life Insurance Company owns 5,566 shares. Par value is $10 per share, and the liquidation value is $1,286.72 per share.
The preferred stock shareholders are entitled to receive non-cumulative dividends at the rate of 6% per year of an amount equal to the sum of (1) the par value plus (2) any additional paid-in capital for such preferred stock. Dividends are payable annually in December. The amount of dividends unpaid at December 31, 2008 was $429. The preferred shares have preference as to dividends and upon dissolution or liquidation of the Company.
The Company received capital contributions of $218,500 and $31,500 from its parent companies, AEGON USA, LLC and Transamerica Life Insurance Company, respectively, on December 30, 2008. No capital contributions were received in 2007 or 2006.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
8. Capital and Surplus (continued)
On May 2, 2008, the Company paid a common stock dividend of $300,000 to its parent companies, AEGON USA, Inc. and Transamerica Occidental Life Insurance Company (TOLIC). AEGON USA, Inc. received $262,200 and TOLIC received $37,800. On December 19, 2007, the Company paid preferred and common stock dividends of $3,410 and $196,590, respectively, which were approved by the Department of Insurance of the State of New York. AEGON USA, Inc. and TOLIC received a preferred stock dividend of $2,980 and $430, respectively, and common stock dividends of $171,820 and $24,770, respectively. The Company did not pay a common or preferred stock dividend to its parent companies in 2006.
On May 2, 2008, the Company received $150,000 from AEGON USA, LLC, an affiliate, in exchange for surplus notes. The Company received prior approval from the Superintendent of Insurance of the New York Department of Insurance prior to the issuance of the surplus note, as well as the December 31, 2008 interest payment. These notes are due 20 years from the date of issuance at an interest rate of 6.25% and are subordinate and junior in the right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.
Additional information related to the surplus note at December 31, 2008 is as follows:

For Year	Balance	Interest Paid	Cumulative	Accrued
Ending	Outstanding	Current Year	Interest Paid	Interest

2008	$150,000	$6,250	$6,250	—
The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. The Company may not make dividend payments in 2009 without regulatory approval.
The Company held special surplus funds in the amount of $2,235 and $3,791, as of December 31, 2008 and 2007, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
8. Capital and Surplus (continued)
Life and health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2008, the Company meets the RBC requirements.
9. Securities Lending
The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair market value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities, respectively. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair market value of the loaned security.
At December 31, 2008 and December 31, 2007, respectively, securities in the amount of $389,490 and $269,410 were on loan under security lending agreements. At December 31, 2008 and 2007, the collateral the Company received from securities lending was in the form of cash and on open terms. At December 31, 2008, cash collateral reinvested has a fair value of $395,201.
10. Retirement and Compensation Plans
The Company’s employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for 2008, 2007 and 2006 was $7, $7 and $3, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
10. Retirement and Compensation Plans (continued)
The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Benefits expense of $5 was allocated each year for 2008, 2007 and 2006.
AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2008 and 2007 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.
In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for 2008, 2007 and 2006.
11. Related Party Transactions
The Company shares certain officers, employees and general expenses with affiliated companies.
In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company’s parent as needed.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
11. Related Party Transactions (continued)
The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2008, 2007 and 2006, the Company paid $24,960, $24,042 and $24,428, respectively, for these services, which approximates its costs to the affiliates.
During 2006, the Company executed an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $682 and $530 for these services during 2008 and 2007, respectively.
Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $6,351, $654, and $475 for the years ended December 31, 2008, 2007, and 2006, respectively.
Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2008, 2007 and 2006, the Company paid (received) net interest of $1, $(174) and $(505), respectively, to affiliates. At December 31, 2008, 2007 and 2006, the Company has a net amount of $14,484 due from, $40,846 due to and $19,839 due to affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days.
At December 31, 2008, the Company had short-term notes receivable as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate

AEGON USA, LLC	$2,600	August 29, 2009	2.44%
AEGON USA, LLC	30,800	October 24, 2009	5.95%
AEGON USA, LLC	35,900	October 29, 2009	5.95%
AEGON USA, LLC	29,600	November 3, 2009	2.70%
At December 31, 2007, the Company had short-term notes receivable of $75,100 and $46,700 from Monumental Life Insurance Company and Transamerica International Reinsurance Bermuda Ltd (TIRE), respectively. The Monumental Life note was due by December 18, 2008 and was repaid in January of 2008. The TIRE note was due by December 27, 2008 and was repaid in March of 2008.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
12. Managing General Agents
For years ended December 31, 2008, 2007 and 2006, the Company had $33,074, $47,145 and $42,950, respectively, of direct premiums written by The Vanguard Group, Inc. For the years ended December 31, 2008, 2007 and 2006, the Company had $6,707, $5,828 and $4,022, respectively, of direct premiums written by Vision Financial Corp. For the years ended December 31, 2008, 2007 and 2006, the Company had $9,955, $9,420 and $8,903, respectively, of direct premiums written by Benefit Marketing Systems, Inc. For the years ended December 31, 2008, 2007 and 2006, the Company had $36, $42 and $48, respectively, of direct premiums written by League Insurance Agency.
Information regarding these entities is as follows:

					Total Direct
Name and Address of Managing			Types of	Types of	Premiums
General Agent or Third-Party		Exclusive	Business	Authority	Written/
Administrator	FEIN	Contract	Written	Granted	Produced By

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and income annuities	C, B, P, U	$33,074

Vision Financial Corp. 17 Church Street P.O. Box 506 Keene, NH 03431-0506	02-0430860	No	Universal life	Full service without claims	$6,707

Benefit Marketing Systems, Inc. 1705 W. Northwest Hwy, Ste 140 Grapevine, TX 76051	58-2022585	No	Universal life	Full service without claims	$9,955

League Insurance Agency/CUNA Mutual Group 14 Business Park Branford, CT 06405	58-2022585	No	Long-term care	Premium collection	$36

C-	Claims Payment

B-	Binding Authority

P-	Premium Collection

U-	Underwriting

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
13. Commitments and Contingencies
The Company has issued synthetic GIC contracts to plan sponsors totaling $177,647 and $124,454 as of December 31, 2008 and 2007, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium, which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. The assets relating to such contracts are not recognized in the Company’s statutory-basis financial statements. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $8,083 and $1,000 at December 31, 2008 and 2007, respectively.
The Company has contingent commitments for $21,913, and $31,276, at December 31, 2008 and 2007, respectively, for joint ventures, partnerships and limited liability companies. There were no LIHTC commitments as of December 31, 2008 or 2007.
The Company may pledge assets as collateral for derivative transactions. At December 31, 2008 and 2007, the Company has pledged invested assets with a carrying value of $244,814 and $15,832, respectively, and fair value of $228,267 and $15,617, respectively, in conjunction with these transactions.
There were no securities being acquired on a “to be announced” (TBA) basis at December 31, 2008 or 2007.
The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position or results of operations.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
13. Commitments and Contingencies (continued)
The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $783 with no offsetting premium tax benefit, at December 31, 2008 and 2007 for its estimated share of guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $66, $73 and $55 for the years ended December 31, 2008, 2007 and 2006, respectively.
14. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities
In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The were no securities of NAIC designation 3 or below sold during 2008 and reacquired within 30 days of the sale date.

Transamerica Financial Life Insurance Company
Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)
15. Reconciliation to Statutory Statement
The following is a reconciliation of amounts previously reported to the Department of Insurance of the State of New York in the 2008 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31,
2008
Balance Sheet:
Assets as reported in the Company’s Annual Statement	$18,792,373
Reduce current federal income tax recoverable	(50,479)
Increase admissible deferred income tax asset	5,089

Assets as reported in the accompanying audited statutory-basis balance sheet	$18,746,983

Liabilities as reported in the Company’s Annual Statement	$17,985,899
Adjust current federal income tax payable	—

Liabilities as reported in the accompanying audited statutory-basis balance sheet	$17,985,899

Capital and surplus as reported in the company’s Annual Statement	$806,474
Reduce federal income tax benefit	(50,479)
Increase admissible deferred income tax asset	5,089

Total capital and surplus as reported in the accompanying audited statutory-basis balance sheet	$761,084

Statement of Operations:
Statutory net loss as reported in the Company’s Annual Statement of Operations:	$(296,851)
Reduce federal income tax benefit	(50,479)

Total statutory net income (loss) per financial statements	$(347,330)

The 2008 Annual Statement did not include the appropriate tax effect on both the mark to market income on a derivative and the associated statutory and tax reserves related to the Company’s variable annuities as of December 31, 2008. There were no reconciling items at December 31, 2007 for the year then ended.

Statutory-Basis Financial
Statement Schedules

Transamerica Financial Life Insurance Company
Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Thousands)
December 31, 2008
SCHEDULE I

			Amount at
			Which Shown
		Market	in the
Type of Investment	Cost (1)	Value	Balance Sheet

Fixed maturities
Bonds:
United States government and government agencies and authorities	$447,628	$491,494	$447,628
States, municipalities and political subdivisions	214,463	218,619	214,463
Foreign governments	81,668	55,956	81,668
Public utilities	448,764	424,333	448,764
All other corporate bonds	5,267,686	4,437,570	5,267,686
Preferred stocks	179,333	102,391	179,333

Total fixed maturities	6,639,542	5,730,363	6,639,542

Equity securities
Common stocks:
Public utilities	255	255	255
Industrial, miscellaneous and all other	2,324	963	963

Total common stocks	2,579	1,218	1,218

Mortgage loans on real estate	1,149,481		1,149,481
Real estate	5,006		5,006
Policy loans	56,962		56,962
Other long-term investments	89,190		89,190
Cash, cash equivalents and short-term investments	841,529		841,529
Derivatives	229,891		229,891

Total investments	$9,014,180		$9,012,819

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Financial Life Insurance Company
Supplementary Insurance Information
(Dollars in Thousands)

						Benefits,
						Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*

Year ended December 31, 2008
Individual life	$997,862	$—	$76,459	$366,364	$63,465	$346,643	$125,394
Individual health	20,332	8,751	10,311	33,458	2,345	20,831	14,978
Group life and health	98,158	1,964	6,368	36,309	4,079	100,428	8,847
Annuity	6,867,636	—	558	4,161,192	395,328	3,983,637	1,037,262

	$7,983,988	$10,715	$93,696	$4,597,323	$465,217	$4,451,539	$1,186,481

Year ended December 31, 2007
Individual life	$924,646	$—	$84,675	$362,636	$61,817	$303,227	$157,932
Individual health	18,044	10,862	9,653	33,874	2,306	21,645	14,679
Group life and health	23,394	1,051	4,691	33,415	1,661	21,392	8,625
Annuity	5,710,310	—	328	3,109,526	361,571	2,897,402	551,202

	$6,676,394	$11,913	$99,347	$3,539,451	$427,355	$3,243,666	$732,438

Year ended December 31, 2006
Individual life	$891,724	$—	$100,932	$368,993	$58,572	$347,758	$132,776
Individual health	18,392	10,067	8,453	31,243	1,946	29,479	13,922
Group life and health	19,339	1,099	4,788	33,158	1,420	22,600	6,482
Annuity	5,590,652	—	207	2,153,972	355,708	2,674,987	(193,976)

	$6,520,107	$11,166	$114,380	$2,587,366	$417,646	$3,074,824	$(40,796)

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company
Reinsurance
(Dollars in Thousands)
SCHEDULE IV

			Assumed		Percentage
		Ceded to	From		of Amount
	Gross	Other	Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net

Year ended December 31, 2008
Life insurance in force	$12,267,406	$194,169,113	$284,149,798	$102,248,091	278%

Premiums:
Individual life	$108,629	$373,442	$631,177	$366,364	172%
Individual health	32,624	124	958	33,458	3%
Group life and health	32,666	48	3,691	36,309	10%
Annuity	4,142,719	290	18,763	4,161,192	0%

	$4,316,638	$373,904	$654,589	$4,597,323	14%

Year ended December 31, 2007
Life insurance in force	$11,199,289	$184,378,157	$281,884,603	$108,705,735	259%

Premiums:
Individual life	$94,030	$371,975	$640,579	$362,634	177%
Individual health	32,756	155	1,273	33,874	4%
Group life and health	31,438	51	2,029	33,416	6%
Annuity	3,086,496	338	23,369	3,109,527	1%

	$3,244,720	$372,519	$667,250	$3,539,451	19%

Year ended December 31, 2006
Life insurance in force	$10,347,447	$172,055,005	$276,603,971	$114,896,413	241%

Premiums:
Individual life	$89,997	$311,316	$590,313	$368,993	160%
Individual health	31,208	197	232	31,243	1%
Group life and health	31,998	(141)	1,018	33,157	3%
Annuity	2,129,464	411	24,919	2,153,973	1%

	$2,282,667	$311,783	$616,482	$2,587,366	24%

PART C — OTHER INFORMATION
Item 26. Exhibits
(a)	Resolution of the Board of Directors of Transamerica establishing the separate account (1)

(b)	Not Applicable

(c)	Distribution of Policies
(i)	Master Service and Distribution Compliance Agreement (2)

(ii)	Amendment to Master Service and Distribution Compliance Agreement (3)

(iii)	Form of Broker/Dealer Supervisory and Service Agreement (3)

(iv)	Amended and Restated Principal Underwriting Agreement dated January 25, 2005 (14)

(v)	Amendment No. 1 to Amended and Restated Principal Underwriting Agreement (14)

(vi)	Amendment No. 2 and Novation to the amended and restated Principal Underwriting Agreement dated May 1, 2007 (14)

(vii)	Amendment No. 3 to the amended and restated Principal Underwriting Agreement dated Nov. 1, 2007 (14)

(viii)	Amendment No. 4 to the amended and restated Principal Underwriting Agreement dated May 1, 2008 (14)
(d)	(i)	Specimen Flexible Premium Variable Life Insurance Policy (5)
(ii)	Children’s Insurance Rider (6)

(iii)	Disability Waiver Rider (6)

(iv)	Accidental Death Benefit Rider (6)

(v)	Primary Insured Rider (5)

(vi)	Other Insured Rider (5)

(vii)	Terminal Illness Accelerated Death Benefit Rider (6)

(viii)	Endorsement – Asset Rebalancing (6)

(ix)	Endorsement – Dollar Cost Averaging (6)
(e)	Application for Flexible Premium Variable Life Insurance Policy (5)
(f)	(i)	Certificate of Incorporation of AUSA Life (1)
(ii)	Amended and Restated By-Laws of AUSA Life (1)
(g)	Reinsurance Contracts
(i)	Reinsurance Treaty dated May 1, 1999 Among AUSA Life, Phoenix Home Life Mutual Insurance Company, Swiss Re Life & Health America, Inc., The Lincoln National Life Insurance Company and Transamerica Occidental Life Insurance Company and Amendments Thereto (9)
(h)	Participation Agreements
(i)	Participation Agreement Among AUSA Life Insurance Company, Inc., Western Reserve Life Assurance Co. of Ohio and WRL Series Fund, Inc. (7)

(ii)	Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)

(iii)	Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)

(iv)	Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)

(v)	Second Amendment to Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (5)

(vi)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (5)

(vii)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (5)

(viii)	Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated July 2, 2001 (8)

(ix)	Amendment No. 4 to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Transamerica dated May 1, 2004 (10)

(x)	Fifth Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Transamerica dated July 1, 2004 (10)

(xi)	Amended and Restated Fund Participation Agreement Between Access Variable Insurance Trust and Transamerica dated May 1, 2004 (11)

(xii)	Amendment No. 30 to Participation Agreement Among AEGON/Transamerica Series Fund, Inc. and Transamerica and other AEGON Affiliated Companies dated June 10, 2004 (12)

(xiii)	Amendment No. 31 to Participation Agreement Among AEGON/Transamerica Series Fund, Inc. and Transamerica and other AEGON Affiliated Companies dated October 22, 2004 (12)

(xiv)	Amendment No. 32 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated May 1, 2005 (13)

(xv)	Amendment No. 33 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated September 1, 2005 (13)

(xvi)	Amendment No. 34 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated May 1, 2006 (14)

(xvii)	Amendment No. 35 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated July 30, 2007 (14)

(xviii)	Participation agreement among ProFunds, Access One Trust, ProFunds Advisors, Inc. and Transamerica dated June 6, 2006 (14)

(xix)	Amendment No. 1 to Participation Agreement among ProFunds, Access One Trust, ProFund Advisors, Inc. and Transamerica dated June 1, 2007 (14)

(xx)	Amendment No. 2 to Participation Agreement among ProFunds, Access One Trust, ProFund Advisors, Inc. and Transamerica dated February 28, 2008 (14)

(xxi)	Amendment to Participation Agreement among AllianceBernstein Variable Products Series Fund, Inc. and Transamerica Financial Life Insurance Co. dated May 1, 2009

(xxii)	Amendment No. 6 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc.,Transamerica Financial Life Insurance Co. and Transamerica Capital, Inc. dated May 1, 2009

(xxiii)	Amendment No. 40 to Participation Agreement between Transamerica Series Trust and Transamerica Financial Life Insurance Co. dated May 1, 2009.

(i)	Not Applicable

(j)	Not Applicable

(k)	Opinion and Consent of Robert F. Colby, Esq. as to the Legality of the Securities Being Registered

(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered

(m)	Sample Hypothetical Illustration (11)

(n)	Other Opinions:

(i)	Written Consent of Ernst & Young LLP

(o)	Not Applicable

(p)	Not Applicable

(q)	Memorandum describing issuance, transfer and redemption procedures (5)

(r)	Powers of Attorney

Peter Kunkel	Robert F. Colby
Ronald F. Mosher	Elizabeth Belanger
Joseph P. Carusone	Steven E. Frushtick
James P. Larkin	Peter P. Post
William Brown, Jr.	Cor H. Verhagen
William L. Busler	Colette F. Vargas
John T. Mallett	M. Craig Fowler

(1)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form S-6 Registration Statement dated October 20, 1997 (File No. 33-86696) and is incorporated herein by reference.

(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.

(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.

(4)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form S-6 Registration Statement dated April 18, 2001 (File No. 333-38343) and is incorporated herein by reference.

(5)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated May 25, 2001 (File No. 333-61654) and is incorporated herein by reference.

(6)	This exhibit was previously filed on Initial Registration Statement to Form S-6 Registration Statement dated October 21, 1997 (File No. 333-38343) and is incorporated herein by reference.

(7)	This exhibit was previously filed on Pre-Effective Amendment No. 3 to Form S-6 Registration Statement dated June 23, 1998 (File No. 33-86696) and is incorporated herein by reference.

(8)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated July 13, 2001 (File No. 333-61654) and is incorporated herein by reference.

(9)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated February 20, 2003 (File No. 333-61654) and is incorporated herein by reference.

(10)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated July 14, 2004 (File No. 333-113442) and is incorporated herein by reference.

(11)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form N-6 Registration Statement dated April 20, 2004 (File No. 333-61654) and is incorporated herein by reference.

(12)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form N-6 Registration Statement dated April 14, 2005 (File No. 333-61654) and is incorporated herein by reference.

(13)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 13, 2006 (File No. 333-61654) and is incorporated herein by reference.

(14)	This exhibit was previously filed on Post-Effective Amendment No. 8 to Form N-6 Registration Statement dated April 25, 2008 (File No. 333-61654) and is incorporated herein by reference.
Item 27. Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Peter Kunkel	(2)	Chairman of the Board and President
William Brown, Jr.	(3)	Director
John T. Mallett	(1)	Director
William L. Busler	(2)	Director
Steven E. Frushtick	(4)	Director
James P. Larkin	(1)	Director
Peter P. Post	(5)	Director
Cor H. Verhagen	(6)	Director
Colette F. Vargas	(1)	Director and Chief Actuary
Joseph P. Carusone	(1)	Director
Robert F. Colby	(1)	Director, Vice President, Assistant Secretary and Counsel
Ronald F. Mosher	(7)	Director
Elizabeth Belanger	(1)	Director
M. Craig Fowler	(8)	Treasurer and Vice President

(1)	4 Manhattanville Road, Purchase, New York 10577

(2)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

(3)	14 Windward Avenue, White Plains, New York 10605

(4)	500 Fifth Avenue, New York, New York 10110

(5)	415 Madison Avenue, New York, New York 10017

(6)	51 JFK Parkway, Shorthills, New Jersey 07078

(7)	54 Coronado Pointe, Laguna Niguel, California 92677

(8)	400 West Market St., Louisville, KY 40202

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant

	Jurisdiction of	Percent of Voting Securities
Name	Incorporation	Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company

Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance

ADMS Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor

AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services International, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

	Jurisdiction of	Percent of Voting Securities
Name	Incorporation	Owned	Business
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON DMS Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager

AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (71.11%) ; Monumental Life Insurance Company (28.89%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.95% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies

AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company

	Jurisdiction of	Percent of Voting Securities
Name	Incorporation	Owned	Business
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, LLC.	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Company	Administrative and investment services

AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

	Jurisdiction of	Percent of Voting Securities
Name	Incorporation	Owned	Business
Ampac, Inc.	Texas	100% Commonwealth General Corporation	Managing general agent

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property

Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited

Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company

AUSACAN LP	Canada	General Partner — AUSA Holding Co. (1%); Limited Partner — AEGON USA, LLC (99%)	Inter-company lending and general business

Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, LLC 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, Inc.	Special purpose

CGC Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company

Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency

Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company

Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm

	Jurisdiction of	Percent of Voting Securities
Name	Incorporation	Owned	Business
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer

Commonwealth General Corporation	Delaware	100% AEGON U.S. Holding Corporation	Holding company

Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology

Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

Edgewood IP, LLC	Iowa	100% Transamerica Life Insurance Company	Limited liability company

FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate

FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

	Jurisdiction of	Percent of Voting Securities
Name	Incorporation	Owned	Business
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate

FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate

FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

Financial Resources Insurance Agency of Texas	Texas	100% owned by Transamerica Financial Advisors, Inc.	Retail sale of securities products

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Flashdance, LLC	New York	100% Transamerica Life Insurance Company	Broadway production

Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Investments

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

	Jurisdiction of	Percent of Voting Securities
Name	Incorporation	Owned	Business
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments I, LLC	Delaware	100%Transamerica Life Insurance Company	Securities

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

	Jurisdiction of	Percent of Voting Securities
Name	Incorporation	Owned	Business
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Security Life of Denver, a non-affiliate of AEGON (20.979%), ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (66.012%).	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

	Jurisdiction of	Percent of Voting Securities
Name	Incorporation	Owned	Business
Garnet LIHTC Fund XIX, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XX, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Gemini Investment, Inc.	Delaware	100% Transamerica Life Insurance Company	Investment subsidiary

Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment

Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote — AEGON USA, LLC. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance

JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Life Investors Alliance, LLC	Delaware	100% Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

	Jurisdiction of	Percent of Voting Securities
Name	Incorporation	Owned	Business
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company

Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company

ML Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company

Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Oncor Insurance Services, LLC	Iowa	Sole Member — Life Investors Financial Group, Inc.	Direct sales of term life insurance

Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping

Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

	Jurisdiction of	Percent of Voting Securities
Name	Incorporation	Owned	Business
Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON:	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.

Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Company	Holding company

Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Company	Holding company

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

Quantitative Data Solutions, LLC	Delaware	100% Transamerica Life Insurance Company	Special purpose corporation

RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.959%); Monumental Life Insurance Company (6.301%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (41.4%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (48.2%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 5 NR, LLC	Delaware	Members are: Transamerica Life Insurance Company (75.000%); Monumental Life Insurance Company (20.000%); Western Reserve Life Assurance Co. of Ohio (3.333%); Stonebridge Life Insurance Company (1.667%). Manager:	Real estate investments
AEGON USA Realty Advisors, Inc.

Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	Members are: Transamerica Life Insurance Company (75.000%); Monumental Life Insurance Company (20.000%); Western Reserve Life Assurance Co. of Ohio (3.333%); Stonebridge Life Insurance Company (1.667%). Manager: AEGON USA Realty Advisors, Inc.	Real estate investments

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

Retirement Project Oakmont	CA	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.

	Jurisdiction of	Percent of Voting Securities
Name	Incorporation	Owned	Business
Separate Account Fund C	CA	100% Transamerica Life Insurance Company	Mutual Fund

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company

Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote — AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TBK Insurance Agency of Ohio, Inc.	Ohio	100% owned by Transamerica Financial Advisors, Inc.;	Variable insurance contract sales in state of Ohio

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at Transamerica Finance Corporation

The AEGON Trust Advisory Board: Patrick J. Baird, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

	Jurisdiction of	Percent of Voting Securities
Name	Incorporation	Owned	Business
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corporation	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica Distribution Finance — Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance

	Jurisdiction of	Percent of Voting Securities
Name	Incorporation	Owned	Business
Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company

Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Transamerica Investment Management, LLC	Delaware	81.75% Transamerica Investment Services, Inc. as Original Member; 18.25% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor

Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corporation	Holding company

Transamerica Investors, Inc.	Maryland	100% Transamerica Asset Management, Inc.	Open-end mutual fund

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - — will primarily write fixed universal life and term insurance

Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International B.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company

Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,415 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. — sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.

Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

	Jurisdiction of	Percent of Voting Securities
Name	Incorporation	Owned	Business
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments

Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Life Insurance Company	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Life Insurance Company	Realty limited liability company

Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Life Insurance Company	Realty limited liability company

Transamerica Realty Services, LLC	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments

Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services

Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

Unicom Administrative Services, Inc.	Pennsylvania	100% Commonwealth General Corporation	Provider of administrative services

United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

USA Administration Services, Inc.	Kansas	100% Transamerica Life Insurance Company	Third party administrator

Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance

Westport Strategies, LLC	Delaware	AUSA Holding Company - sole Member	Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies

	Jurisdiction of	Percent of Voting Securities
Name	Incorporation	Owned	Business
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (74.0181%); Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 29. Indemnification
     Provisions exist under the New York Law, the Articles of Incorporation of Transamerica and the Amended and Restated By-Laws of Transamerica whereby Transamerica may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.
New York Business Corporation Law
Section 722. Authorization for indemnification of directors and officers
(a) A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.
(b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.
(c) A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, this testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such portion of the settlement amount and expenses as the court deems proper.
(d) For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Amended and Restated Bylaws
ARTICLE II
DIRECTORS AND THEIR MEETINGS
     SEC. 7. Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter of controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.
RULE 484 UNDERTAKING
     Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Transamerica Capital, Inc. serves as the principal underwriter for:
Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA EE, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Separate Account VL A, Separate Account VUL-3 and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.
Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA GNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.
Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.
Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch

Life Variable Life Separate Account II. These accounts are separate accounts of Merrill Lynch Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of ML Life Insurance Company of New York.
Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.
(b) Directors and Officers of Transamerica Capital, Inc.:

	Principal
Name	Business Address	Position and Offices with Underwriter
John T. Mallett	(1)	Director

Mark W. Mullin	(1)	Director

Lon J. Olejniczak	(1)	Chief Executive Officer and Director

Michael W. Brandsma	(2)	Director, President and Chief Financial Officer

Blake S. Bostwick	(2)	Chief Operations Officer

David R. Paulsen	(2)	Executive Vice President

Michael G. Petko	(2)	Executive Vice President

Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer

Courtney John	(2)	Chief Compliance Officer and Vice President

Frank A. Camp	(1)	Secretary

Amy J. Boyle	(4)	Assistant Vice President

John W. Fischer	(4)	Assistant Vice President

Clifton W. Flenniken, III	(5)	Assistant Vice President

Dennis P. Gallagher	(4)	Assistant Vice President

Linda S. Gilmer	(1)	Vice President

Karen D. Heburn	(4)	Vice President

Kyle A. Keelan	(4)	Assistant Vice President

Christy Post-Rissin	(4)	Assistant Vice President

Brenda L. Smith	(4)	Assistant Vice President

Darin D. Smith	(1)	Assistant Vice President

Arthur D. Woods	(4)	Assistant Vice President

Tamara D. Barkdoll	(2)	Assistant Secretary

Erin K. Burke	(1)	Assistant Secretary

Elizabeth Belanger	(6)	Assistant Vice President

Amy Angle	(3)	Assistant Treasurer

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(3)	400 West Market Street, Louisville, KY 40202

(4)	570 Carillon Parkway, St. Petersburg, FL 33716

(5)	1111 North Charles Street, Baltimore, MD 21201

(6)	4 Manhattanville Rd., Purchase, NY 10577

(c) Compensation to Principal Underwriter:

Compensation on
	Net Underwriting	Events Occasioning
	Discounts and	the Deduction of A	Brokerage	Other
Name of Principal Underwriter	Commissions*	Deferred Sales Load	Commissions	Compensation
Transamerica Capital, Inc.		$0	$1,733,130	0

*	TCI passes through any commissions paid to it to the selling firms and does not retain any portion of such payments.
Item 31. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica at, 4 Manhattanville Road, Purchase, New York 10577, 4800 140th Avenue North, Clearwater, Florida 33762, or 12855 Starkey Road, Largo, Florida 33773.
Item 32. Management Services
Not Applicable
Item 33. Fee Representation
Transamerica hereby represents that the fees and charges deducted under the TFLIC Freedom Elite Builder Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 27th day of April, 2009.

TFLIC SERIES LIFE ACCOUNT
Registrant

By:	/s/ Peter G. Kunkel

Peter G. Kunkel
Chairman of the Board and President*

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Depositor
     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.12 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature and Title	DATE

/s/ Peter G. Kunkel	April 27, 2009
Peter G. Kunkel
Chairman of the Board and President*

/s/ William Brown, Jr.	April 27, 2009
William Brown, Jr., Director*

/s/ William L. Busler	April 27, 2009
William L. Busler, Director*

/s/ John T. Mallett	April 27, 2009

John T. Mallett, Director*

/s/ Ronald F. Mosher	April 27, 2009
Ronald F. Mosher, Director*

/s/ Steven E. Frushtick	April 27, 2009
Steven E. Frushtick, Director*

/s/ James P. Larkin	April 27, 2009
James P. Larkin, Director*

/s/ Peter P. Post	April 27, 2009
Peter P. Post, Director*

/s/ Cornelis H. Verhagen	April 27, 2009
Cornelis H. Verhagen, Director*

Signature and Title	DATE

/s/ Colette F. Vargas	April 20, 2009
Colette F. Vargas, Director and Chief Actuary*

/s/ Joseph P. Carusone	April 20, 2009
Joseph P. Carusone, Director*

/s/ Robert F. Colby	April 20, 2009
Robert F. Colby, Director, Vice
President, Assistant Secretary and Counsel*

/s/ Elizabeth Belanger	April 20, 2009
Elizabeth Belanger, Director*

*	/s/ Arthur D. Woods
Signed by Arthur D. Woods
as Attorney-In-Fact

Exhibit Index

Exhibit	Description
No.	of Exhibit

26(h)(xxi)	Amendment to Participation Agreement among AllianceBernstein Variable Products Series Fund, Inc. andTransamerica Financial Life Insurance Co. dated May 1, 2009

26(h)(xxii)	Amendment No. 6 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Financial Life Insurance Co. and Transamerica Capital, Inc. May 1, 2009

26(h)(xxiii)	Amendment No.40 to Participation Agreement between Transamerica Series Trust and Transamerica Financial Life Insurance Co. dated May 1, 2009

26(k)	Opinion and Consent of Robert F. Colby, Esq. as to the Legality of the Securities Being Registered

26(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered

26(n)(i)	Written Consent of Ernst and Young LLP

26(r)	Powers of Attorney